                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-01241
                                                      ---------

                            Eaton Vance Growth Trust
                            ------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (registrant's Telephone Number)

                                    August 31
                             -----------------------
                             Date of Fiscal Year End

                                 August 31, 2004
                            ------------------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Asian Small Companies Fund Class A shares had a total return of 13.69% for the year ended August 31, 2004. That return was the result of an increase in net asset value per share (NAV) from $28.61 on August 31, 2003 to $31.80 on August 31, 2004, and the reinvestment of $0.142 in dividends and $0.645 in capital gain distributions.(1)

Class B shares had a total return of 13.15% for the same period, the result of an increase in NAV from $18.20 on August 31, 2003 to $19.94 on August 31, 2004 and the reinvestment of $0.065 in dividends and $0.645 in capital gain distributions.(1)

The Fund's returns lagged its benchmark, the Morgan Stanley Capital International All Country Asia Pacific Index - a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region - which had a return of 19.60% for the year ended August 31, 2004.(2)

ASIAN MARKETS HAVE UNDERGONE A MODEST CORRECTION IN 2004...

Following robust showings in 2003, some Asian markets moderated somewhat in 2004. Concerns over the pace of the U.S. recovery, as well as surging oil prices and the threat of higher inflation, were prime causes of the market corrections. Nonetheless, Asian economic growth remained generally on track, with many countries enjoying GDP growth rates well above those in the U.S. and western Europe. For example, Singapore posted 12.5% GDP growth in the second quarter of 2004, benefiting from increased trade with China and a continuing strong global appetite for electronics, one-half of Singapore's exports. Taiwan's economy achieved its fastest growth rate in four years, although investors closely monitored U.S. demand, a key factor in Taiwan's export-based economy.

WITH SURGING ECONOMIC GROWTH, RISING ENERGY COSTS HAVE BEEN A CHALLENGE FOR ASIA...

Amid its rapid economic development, Asia's energy demands have grown commensurately. As net importers of oil, some countries are especially vulnerable to a spike in prices or a disruption in supply. With growing air traffic and a rapid climb in automobile use, the region's energy demand is expected to grow at a faster pace than in the U.S. That trend will require more investment and advanced planning and will present challenges as well as opportunities for some companies.

It is encouraging that, despite the energy and inflation concerns, Asian core economies have continued to post relatively strong GDP growth. We are optimistic that smaller companies in these Asian countries will continue to present interesting investment opportunities. In the following pages, portfolio manager Kooi Cho Yu discusses the past fiscal year and developments in the Fund.

                                                  Sincerely,

                                                  /s/ Thomas E. Faust
                                                  Thomas E. Faust
                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                   CLASS A       CLASS B
----------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                           13.69%        13.15%
Five Years                                         16.65          N.A.
Life of Fund+                                      25.01         13.93
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                            7.14%         8.15%
Five Years                                         15.27          N.A.
Life of Fund+                                      23.67         13.68

+Inception dates: Class A: 3/1/99; Class B: 10/8/99

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR THE FUND'S CLASS B SHARES. IF SALES CHARGES WERE REFLECTED, PERFORMANCE WOULD BE LOWER. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. (3) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC AVERAGE ANNUAL RETURNS FOR CLASS A REFLECT A 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% EARLY REDEMPTION FEE. CLASS B RETURNS REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5%-1ST AND 2ND YEARS; 4%-3RD YEAR; 3%-4TH YEAR; 2%-5TH YEAR; 1%-6TH YEAR.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. THE FUND'S PERFORMANCE DURING CERTAIN PERIODS REFLECTS THE STRONG STOCK MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS HELD DURING THOSE PERIODS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

MANAGEMENT DISCUSSION

[PHOTO OF KOOI CHO YU]
Kooi Cho Yu
Portfolio Manager

AN INTERVIEW WITH KOOI CHO YU, LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO ASIAN SMALL COMPANIES PORTFOLIO.

Q: CHO YU, HOW WOULD YOU CHARACTERIZE THE INVESTMENT CLIMATE FOR SMALL COMPANIES
   IN ASIA DURING THE PAST FISCAL YEAR?

A: The investment climate for small companies in Asia during the past fiscal year can be characterized into two distinct periods. In the first half of the year, abundant liquidity conditions in Asia and rising corporate earnings drove share prices to record highs. In the second half, tentative signs of a potential slowdown in the U.S. - and, indeed, globally - as well as high oil prices, rising inflationary pressures and higher interest rates quickly reversed the positive momentum in share prices.

   Furthermore, generally cautious-to-negative earnings guidance from companies in the U.S. and Europe in March and April 2004 also resulted in a slew of GDP and earnings downgrades by analysts, adding to investors' perception that we may have seen the best of the earnings growth story in 2003.

Q: CHINA AND INDIA ARE VERY IMPORTANT GROWTH CENTERS WITHIN THE BROADER ASIAN
   ECONOMY. WHAT HAVE BEEN THE CATALYSTS FOR GROWTH IN THOSE COUNTRIES IN THE PAST YEAR?

A: For China, the main drivers have been residential and corporate fixed-asset investment, which grew by more than 25% year-over-year in 2003 and at a similar rate in the first half of 2004. That trend reflected a particularly sharp pickup in industrial expenditures - especially in electronics, basic materials and machinery - as well as in consumer durables, such as automobiles.

   For India, most economists have revised down their GDP growth forecast to 5.5%-to-6.5% on the back of an insufficient rainy season this year. The resulting weaker growth in rural incomes is likely to have a diminishing effect on consumption, as almost two-thirds of the population is still dependent on agriculture for its livelihood, which is already showing signs of cooling.

Q: THE FUND REGISTERED VERY STRONG PERFORMANCE IN THE FIRST HALF OF THE FISCAL
   YEAR, BEFORE GIVING BACK SOME OF THOSE GAINS IN THE SECOND HALF. WHAT SECTORS WERE PRIMARILY RESPONSIBLE FOR THE FUND'S STRONG PERFORMANCE?

A: The Fund's performance was mainly driven by sectors that were geared toward the strong domestic demand trend throughout the region, including the financial, retail and automobile sectors. With the high savings rate prevalent in most Asian countries, historically low interest

TEN LARGEST HOLDINGS(1)

Dairy Farm International Holdings        4.1%
SMRT Corp Ltd.                           3.8
MobileOne Ltd.                           3.5
Singapore Post Ltd.                      2.6
Jaya Holdings Ltd.                       2.4
Malakoff Berhad                          2.2
Ezra Holdings Ltd.                       2.0
Synnex Technology International Corp.    1.9
Bangkok Expressway PCL                   1.9
Central Pattana PCL                      1.9

[CHART]

REGIONAL DISTRIBUTION(1)
As a percentage of common stock investments

Australia                       0.6%
The Philippines                 0.6%
Singapore                      29.0%
Taiwan                         18.9%
Thailand                       15.6%
Malaysia                        9.0%
South Korea                     8.3%
India                           8.0%
Hong Kong                       7.6%
Indonesia                       1.6%
New Zealand                     0.8%

(1) Because the Portfolio is actively managed, Ten Largest Holdings and Regional Distribution are subject to change. All data are as of 8/31/04 and are based on total common stock holdings.

   rates and high consumer confidence due to the buoyant economic growth, consumers have been encouraged to dig into their wallets to spend, thereby benefiting the stocks leveraged to this theme.

Q: WHAT SECTORS WERE AMONG THE PORTFOLIO'S LAGGARD PERFORMERS AND WHAT HAS HELD
   THOSE STOCKS BACK?

A: The laggards in the Portfolio included some retail finance stocks in Thailand. These companies suffered, as consumption growth was tempered due to a downward revision of economic growth in the country. That followed on the back of the bird flu outbreak in the beginning of 2004, high oil prices and rising interest rate expectations.

   In addition, stocks with more defensive characteristics - that is, those with a secure earnings stream but lower growth rates and which pay relatively high dividends - failed to benefit fully from the rally in the markets.

Q: AS OF AUGUST 31, 2004, WHERE HAVE YOU BEEN FOCUSING THE PORTFOLIO'S
   INVESTMENTS, AND WHAT IS THE RATIONALE BEHIND THOSE ALLOCATIONS?

A: The Portfolio's largest sector weightings were: banking and finance, at 6.7%;
   electronic components, at 4.8%; real estate developers, at 4.6%; marine transport, at 4.1%; and telecommunications services, at 4.0%.(1) Those weightings include economically sensitive companies with an exposure to rising industrial and consumer demand, companies that are likely beneficiaries of strong export demand and defensive companies whose earnings growth is less dependent on the overall economy.

   Specifically, we have started to add to our holdings in the technology sector where we believe value is emerging after the sell-off since the beginning of 2004. We retain our bias towards the domestic demand-oriented stocks through selective additions in Hong Kong and Taiwan.

Q: THERE ARE MANY UNCERTAINTIES FACING INVESTORS - OIL PRICES, RISING INTEREST
   RATES, THE THREAT OF TERRORISM, ETC. ARE SMALL COMPANIES AS KEENLY AFFECTED BY THESE ISSUES, OR DO THEY TEND TO RESPOND TO THE DYNAMICS WITHIN THEIR OWN NICHES?

A: In times of uncertainty and volatility, small companies are generally more keenly affected, as risk-averse investors will demand greater premiums relative to the large-cap peers. However, it is also the case that some small-cap stocks with strong underlying fundamentals may be able to buck the general trend and trade on their own merits.

Q: WHAT SORT OF THREAT DOES THE SURGE IN OIL PRICES POSE TO ASIAN ECONOMIES AND
   MARKETS? ARE ANY STOCKS IN THE PORTFOLIO POSSIBLE BENEFICIARIES OF THAT
   TREND?

A: Asia is a large net importer of oil and therefore vulnerable to oil price rises. Sustained high oil prices can reduce income levels for oil consumers, both household and corporate, therefore reducing spending on other items and

[CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
By total net assets

Banking & Finance                          6.7%

Electronic Components - Miscellaneous-     4.8%

Real Estate Development                    4.6%

Transport - Marine                         4.1%

Telecommunications Services                4.0%

(1) Because the Portfolio is actively managed, Five Largest Industry Weightings and Sector Weightings are subject to change. All data are as of 8/31/04 and are based on total common stock holdings.

   draining local liquidity. High oil prices can also lead to inflationary pressures, as companies and households seek to protect margins and incomes. As such, a prolonged period of high oil prices will undoubtedly be negative for Asian markets and, indeed, for global markets.

   An example of stocks in the Portfolio that have been beneficiaries of a high oil price environment include two companies that own and charter offshore support vessels to the oil and gas companies. With the rising oil prices, there will be more incentive for oil companies to engage in increased drilling activities, thus increasing the demand for their vessels.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

PERFORMANCE

PERFORMANCE(1)                                  CLASS A    CLASS B
Average Annual Total Returns
  (at net asset value)

One Year                                          13.69%     13.15%
Five Years                                        16.65       N.A.
Life of Fund+                                     25.01      13.93
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                           7.14%      8.15%
Five Years                                        15.27       N.A.
Life of Fund+                                     23.67      13.68

+Inception dates: Class A: 3/1/99; Class B: 10/8/99

(1) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC AVERAGE ANNUAL RETURNS FOR CLASS A REFLECT A 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% EARLY REDEMPTION FEE. SEC AVERAGE ANNUAL RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5%-1ST AND 2ND YEARS; 4%-3RD YEAR; 3%-4TH YEAR; 2%-5TH YEAR; 1%-6TH YEAR.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ASIAN SMALL COMPANIES FUND CLASS A VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY ASIA PACIFIC INDEX*
March 31, 1999 - August 31, 2004

                   EATON VANCE ASIAN
                 SMALL COMPANIES FUND         FUND, INCLUDING
                        CLASS A            MAXIMUM SALES CHARGE           MSCI INDEX
 3/31/1999              10,000                     9,425                    10,000
 4/30/1999              11,058                    10,420                    10,745
 5/31/1999              11,337                    10,682                    10,231
 6/30/1999              13,250                    12,485                    11,251
 7/31/1999              14,206                    13,386                    11,941
 8/31/1999              14,708                    13,858                    11,890
 9/30/1999              15,292                    14,409                    12,243
10/31/1999              16,620                    15,661                    12,685
11/30/1999              19,499                    18,373                    13,361
12/31/1999              24,573                    23,154                    14,233
 1/31/2000              24,033                    22,645                    13,724
 2/29/2000              27,429                    25,845                    13,379
 3/31/2000              28,201                    26,573                    14,261
 4/30/2000              24,275                    22,873                    13,180
 5/31/2000              22,647                    21,339                    12,422
 6/30/2000              23,652                    22,286                    13,284
 7/31/2000              21,679                    20,427                    12,036
 8/31/2000              22,451                    21,155                    12,537
 9/30/2000              20,535                    19,349                    11,736
10/31/2000              19,646                    18,512                    10,989
11/30/2000              18,709                    17,628                    10,590
12/31/2000              18,064                    17,021                    10,166
 1/31/2001              19,939                    18,788                    10,439
 2/28/2001              19,256                    18,144                     9,962
 3/31/2001              17,098                    16,110                     9,383
 4/30/2001              17,430                    16,423                     9,900
 5/31/2001              18,650                    17,573                     9,882
 6/30/2001              18,162                    17,113                     9,453
 7/31/2001              17,723                    16,699                     8,854
 8/31/2001              17,762                    16,736                     8,678
 9/30/2001              16,492                    15,540                     7,702
10/31/2001              16,990                    16,009                     7,852
11/30/2001              18,494                    17,426                     8,225
12/31/2001              19,334                    18,217                     8,039
 1/31/2002              20,984                    19,772                     7,739
 2/28/2002              21,824                    20,563                     7,949
 3/31/2002              23,083                    21,750                     8,518
 4/30/2002              23,386                    22,036                     8,710
 5/31/2002              23,366                    22,017                     9,051
 6/30/2002              22,732                    21,419                     8,588
 7/31/2002              21,501                    20,260                     8,045
 8/31/2002              21,335                    20,103                     7,983
 9/30/2002              20,095                    18,935                     7,495
10/31/2002              19,011                    17,914                     7,294
11/30/2002              19,714                    18,576                     7,595
12/31/2002              19,363                    18,245                     7,346
 1/31/2003              19,617                    18,484                     7,194
 2/28/2003              19,636                    18,503                     7,133
 3/31/2003              18,650                    17,573                     6,891
 4/30/2003              19,783                    18,641                     6,994
 5/31/2003              21,746                    20,490                     7,379
 6/30/2003              23,562                    22,201                     7,862
 7/31/2003              26,735                    25,191                     8,206
 8/31/2003              27,936                    26,323                     8,911
 9/30/2003              29,987                    28,255                     9,302
10/31/2003              31,569                    29,746                     9,863
11/30/2003              32,184                    30,325                     9,644
12/31/2003              35,875                    33,804                    10,312
 1/31/2004              35,046                    33,023                    10,575
 2/29/2004              36,235                    34,143                    10,715
 3/31/2004              35,306                    33,267                    11,544
 4/30/2004              34,157                    32,185                    10,908
 5/31/2004              32,080                    30,228                    10,617
 6/30/2004              31,790                    29,955                    10,928
 7/31/2004              31,171                    29,371                    10,468
 8/31/2004              31,760                    29,927                    10,657

*SOURCES: THOMSON FINANCIAL; LIPPER INC. INVESTMENT OPERATIONS COMMENCED 3/1/99. INDEX INFORMATION IS AVAILABLE ONLY AT MONTH-END; THEREFORE, THE LINE COMPARISON BEGINS AT THE NEXT MONTH-END FOLLOWING THE COMMENCEMENT OF THE FUND'S INVESTMENT OPERATIONS. THE PERFORMANCE CHART ABOVE COMPARES THE FUND'S TOTAL RETURN WITH THAT OF A BROAD-BASED SECURITIES MARKET INDEX. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. THE LINES ON THE CHART REPRESENT THE TOTAL RETURNS OF $10,000 HYPOTHETICAL INVESTMENTS IN THE FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY ASIA PACIFIC INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN DEVELOPED AND EMERGING MARKETS OF THE ASIA PACIFIC REGION. A $10,000 INVESTMENT IN THE FUND'S CLASS B SHARES ON 10/8/99 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $18,944 ON AUGUST 31, 2003, $18,744 INCLUDING THE FUND'S APPLICABLE CDSC. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. THE FUND'S PERFORMANCE DURING CERTAIN PERIODS REFLECTS THE STRONG STOCK MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS HELD DURING THOSE PERIODS. IN 2003, THE FUND'S PERFORMANCE BENEFITED SIGNIFICANTLY FROM THE EXCEPTIONAL PERFORMANCE OF INDIAN AND HONG KONG STOCKS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     EATON VANCE ASIAN SMALL COMPANIES FUND

                              BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                      (3/1/04)                  (8/31/04)                (3/1/04-8/31/04)
Actual
Class A                            $    1,000.00               $    876.50                  $   12.31
Class B                            $    1,000.00               $    874.60                  $   14.56

Hypothetical
(5% return before expenses)
Class A                            $    1,000.00               $  1,012.00                  $   13.20
Class B                            $    1,000.00               $  1,009.60                  $   15.61

* Expenses are equal to the s annualized expense ratio of 2.61% for Class A shares and 3.09% Fund' for Class B shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Asian Small Companies Portfolio, at value
   (identified cost, $41,255,404)                                                  $    36,856,784
Receivable for Fund shares sold                                                            193,631
Prepaid expenses                                                                            17,100
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    37,067,515
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $        93,235
Payable to affiliate for distribution and service fees                                       3,371
Accrued expenses                                                                            31,532
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       128,138
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    36,939,377
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    34,307,496
Accumulated undistributed net realized gain from Portfolio (computed on
   the basis of identified cost)                                                         7,115,593
Accumulated net investment loss                                                            (85,092)
Net unrealized depreciation from Portfolio (computed on the basis of
   identified cost)                                                                     (4,398,620)
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    36,939,377
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    29,001,522
SHARES OUTSTANDING                                                                         911,971
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         31.80
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $31.80)                                                $         33.74
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     7,937,855
SHARES OUTSTANDING                                                                         398,133
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         19.94
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $84,080)                 $       848,382
Interest allocated from Portfolio                                                            7,229
Expenses allocated from Portfolio                                                         (494,069)
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                               $       361,542
--------------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                     $        91,875
Trustees' fees and expenses                                                                    101
Distribution and service fees
   Class A                                                                                 148,518
   Class B                                                                                  69,717
Transfer and dividend disbursing agent fees                                                 70,881
Registration fees                                                                           34,353
Printing and postage                                                                        13,941
Custodian fee                                                                               12,893
Legal and accounting services                                                               12,140
Miscellaneous                                                                                2,853
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       457,272
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $       (95,730)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (net of foreign taxes, $1,318,174)
      (identified cost basis)                                                      $     8,253,860
   Foreign currency transactions                                                           (83,462)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     8,170,398
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   Investments (identified cost basis)                                             $    (6,292,539)
   Foreign currency                                                                            494
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $    (6,292,045)
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     1,878,353
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     1,782,623
--------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        YEAR ENDED
                                                               AUGUST 31, 2004   AUGUST 31, 2003
------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment income (loss)                                $       (95,730)  $        92,079
   Net realized gain (loss) from investment
     transactions and foreign currency                               8,170,398           (71,195)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                              (6,292,045)        2,316,306
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     1,782,623   $     2,337,190
------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                  $      (126,317)  $            --
      Class B                                                          (16,913)               --
   From net realized gain
      Class A                                                         (577,030)               --
      Class B                                                         (167,885)               --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $      (888,145)  $            --
------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                  $    32,868,498   $    13,253,162
      Class B                                                        9,087,111         1,530,587
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                          542,336                --
      Class B                                                          115,637                --
   Cost of shares redeemed
      Class A                                                      (20,697,117)       (2,466,865)
      Class B                                                       (3,348,927)         (393,068)
   Redemption fees                                                      10,693             3,282
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          $    18,578,231   $    11,927,098
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $    19,472,709   $    14,264,288
------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $    17,466,668   $     3,202,380
------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $    36,939,377   $    17,466,668
------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)
INCLUDED IN NET ASSETS

AT END OF YEAR                                                 $       (85,092)  $        65,491
------------------------------------------------------------------------------------------------

Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                           CLASS A
                                                --------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                  2004(1)      2003(1)      2002(1)      2001(1)       2000
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $   28.610   $   21.850   $   18.190   $   24.130   $   15.840
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                    $   (0.064)  $    0.437   $   (0.253)  $   (0.268)  $   (0.322)
Net realized and unrealized gain (loss)              4.030        6.306        3.913       (4.632)       8.660
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    3.966   $    6.743   $    3.660   $   (4.900)  $    8.338
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.142)  $       --   $       --   $       --   $   (0.048)
From net realized gain                              (0.645)          --           --       (1.040)          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.787)  $       --   $       --   $   (1.040)  $   (0.048)
--------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                 $    0.011   $    0.017   $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $   31.800   $   28.610   $   21.850   $   18.190   $   24.130
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                      13.69%       30.94%       20.12%      (20.89)%      52.65%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)         $   29,002   $   15,121   $    2,349   $      340   $    1,723
Ratios (As a percentage of average daily
  net assets):
   Net expenses(3)                                    2.50%        2.47%        2.52%        2.78%        2.70%
   Net expenses after custodian fee reduction(3)      2.50%        2.47%        2.49%        2.50%        2.49%
   Net investment income (loss)                      (0.19)%       1.93%       (1.13)%      (1.38)%      (1.66)%
Portfolio Turnover of the Portfolio                    120%         112%          83%         109%         112%
--------------------------------------------------------------------------------------------------------------
+(4) The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the
     Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily
  net assets):
   Expenses(3)                                                     3.54%        7.41%        7.84%        6.67%
   Expenses after custodian fee reduction(3)                       3.54%        7.38%        7.56%        6.46%
   Net investment income (loss)                                    0.86%       (6.02)%      (6.44)%      (5.63)%
Net investment income (loss) per share                       $    0.195   $   (1.348)  $   (1.251)  $   (1.092)
--------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
(4) A contractual reimbursement was discontinued effective September 1, 2003.
* Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           CLASS B
                                                --------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                  2004(1)      2003(1)      2002(1)      2001(1)       2000
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $   18.200   $   13.980   $   11.700   $   16.070   $   11.700
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                    $   (0.118)  $    0.129   $   (0.204)  $   (0.234)  $   (0.345)
Net realized and unrealized gain (loss)              2.566        4.091        2.484       (3.096)       4.715
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    2.448   $    4.220   $    2.280   $   (3.330)  $    4.370
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.065)  $       --   $       --   $       --   $       --
From net realized gain                              (0.645)          --           --       (1.040)          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.710)  $       --   $       --   $   (1.040)  $       --
--------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                 $    0.002   $       --   $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $   19.940   $   18.200   $   13.980   $   11.700   $   16.070
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      13.15%       30.19%       19.49%      (21.64)%      37.35%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)         $    7,938   $    2,346   $      853   $       14   $       47
Ratios (As a percentage of average daily
  net assets):
   Net expenses(4)                                    3.00%        2.97%        3.03%        3.28%        2.77%(5)
   Net expenses after custodian fee reduction(4)      3.00%        2.97%        3.00%        3.00%        2.56%(5)
   Net investment income (loss)                      (0.56)%       0.91%       (1.40)%      (1.88)%      (1.59)%(5)
Portfolio Turnover of the Portfolio                    120%         112%          83%         109%         112%
--------------------------------------------------------------------------------------------------------------
+(6)The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the
    Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily
  net assets):
   Expenses(4)                                                     4.06%        6.64%       10.80%        4.81%(5)
   Expenses after custodian fee reduction(4)                       4.06%        6.61%       10.52%        4.60%(5)
   Net investment loss                                            (0.18)%      (5.01)%      (9.40)%      (3.63)%(5)
Net investment loss per share                                $   (0.026)  $   (0.730)  $   (1.170)  $   (0.788)
--------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class B shares, October 8, 1999 to August 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
(5) Annualized.
(6) A contractual reimbursement was discontinued effective September 1, 2003.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.4% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

     E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $10,693 for the year ended August 31, 2004.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The

     Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     I OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per-share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The tax character of distributions paid for the year ended August 31, 2004 was as follows:

     Distributions declared from:

     Ordinary income                         $     143,230
     Long-term capital gain                  $     744,915

     There were no distributions for the year ended August 31, 2003.

     During the year ended August 31, 2004, paid-in capital was decreased by $428, accumulated net investment loss was decreased by $88,377, and accumulated undistributed net realized gain was decreased by $87,949 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed income                    $   3,874,168
     Undistributed gain                      $   3,474,044
     Unrealized loss                         $  (4,398,620)
     Other temporary differences             $    (317,711)

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                 YEAR ENDED AUGUST 31,
                                                -----------------------
     CLASS A                                       2004         2003
     ------------------------------------------------------------------
     Sales                                         977,518      526,906
     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                  15,742           --
     Redemptions                                  (609,746)    (105,985)
     ------------------------------------------------------------------
     NET INCREASE                                  383,514      420,921
     ------------------------------------------------------------------

                                                 YEAR ENDED AUGUST 31,
                                                -----------------------
     CLASS B                                       2004         2003
     ------------------------------------------------------------------
     Sales                                         423,472       97,914
     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                   5,336           --
     Redemptions                                  (159,571)     (30,020)
     ------------------------------------------------------------------
     NET INCREASE                                  269,237       67,894
     ------------------------------------------------------------------

4    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $91,875. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended August 31, 2004, EVM earned $4,818 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $80,358 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5    DISTRIBUTION PLAN

     The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to, (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued approximately $133,284 and $52,331 for Class A and Class B shares, respectively, payable to EVD for the year ended August 31, 2004, representing approximately 0.45% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $327,000 for Class B shares.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2004, amounted to approximately $15,000 and $17,000 for Class A and Class B shares, respectively.

     Certain officers and Trustees of the Fund are officers or directors of EVD.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase and on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $20,000 and $36,000 of CDSC paid by Class A and Class B shareholders, respectively, for the year ended August 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio aggregated $42,207,317 and $24,486,793 respectively, for the year ended August 31, 2004.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF EATON VANCE ASIAN SMALL COMPANIES FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund at August 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $703,638, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. Of the Fund's fiscal 2004 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004, the Fund paid foreign taxes of $84,080 and recognized foreign source income of $939,691.

CAPITAL GAIN DIVIDENDS. The Fund designates $744,915 as Capital Gain Dividends.

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
AUSTRALIA -- 0.6%

MINING -- 0.6%
Lihir Gold Ltd.(1)                                                     912,400   $       666,397
------------------------------------------------------------------------------------------------
                                                                                 $       666,397
------------------------------------------------------------------------------------------------

TOTAL AUSTRALIA
   (IDENTIFIED COST $795,275)                                                    $       666,397
------------------------------------------------------------------------------------------------

HONG KONG -- 7.1%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BANKING AND FINANCE -- 1.4%

CITIC International Financial Holdings Ltd.                          3,985,000   $     1,643,728
------------------------------------------------------------------------------------------------
                                                                                 $     1,643,728
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 0.4%

Kwang Sung Electronics HK Co., Ltd.                                  2,260,000   $       393,969
------------------------------------------------------------------------------------------------
                                                                                 $       393,969
------------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES -- 0.1%

Chitaly Holdings Ltd.                                                  210,000   $       122,501

------------------------------------------------------------------------------------------------
                                                                                 $       122,501
------------------------------------------------------------------------------------------------

INSURANCE -- 1.3%

China Insurance International Holdings Co., Ltd.                     3,676,000   $     1,516,234
------------------------------------------------------------------------------------------------
                                                                                 $     1,516,234
------------------------------------------------------------------------------------------------

MACHINE TOOLS -- 0.3%

Wang Sing International                                              2,628,000   $       361,443
------------------------------------------------------------------------------------------------
                                                                                 $       361,443
------------------------------------------------------------------------------------------------

PUBLISHING -- 0.3%

Global China Group Holdings Ltd.(1)                                  6,234,000   $       319,694
------------------------------------------------------------------------------------------------
                                                                                 $       319,694
------------------------------------------------------------------------------------------------

RETAIL - APPAREL -- 1.0%

Ports Design Ltd.                                                      618,000   $     1,125,084
------------------------------------------------------------------------------------------------
                                                                                 $     1,125,084
------------------------------------------------------------------------------------------------

RETAIL - RESTAURANTS -- 2.3%

Cafe de Coral Holdings Ltd.                                          1,463,000   $     1,670,557
Fairwood Ltd.(1)                                                     3,140,000           946,032
------------------------------------------------------------------------------------------------
                                                                                 $     2,616,589
------------------------------------------------------------------------------------------------

TOTAL HONG KONG
   (IDENTIFIED COST $6,974,200)                                                  $     8,099,242
------------------------------------------------------------------------------------------------

INDIA -- 7.5%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
AUDIO / VIDEO PRODUCTS -- 0.1%

Mirc Electronics Ltd.                                                  288,180   $       121,254
------------------------------------------------------------------------------------------------
                                                                                 $       121,254
------------------------------------------------------------------------------------------------

AUTO AND PARTS -- 1.4%

Automotive Axles Ltd.                                                  104,454   $       444,344
TVS Motor Co., Ltd.                                                    736,240         1,196,221
------------------------------------------------------------------------------------------------
                                                                                 $     1,640,565
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 0.3%

ING Vysya Bank Ltd.                                                     57,380   $       359,979
------------------------------------------------------------------------------------------------
                                                                                 $       359,979
------------------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 0.5%

Dabur India Ltd.                                                       352,980   $       524,767
------------------------------------------------------------------------------------------------
                                                                                 $       524,767
------------------------------------------------------------------------------------------------

DIVERSIFIED MINERALS -- 1.1%

Gujarat Mineral Development Corp., Ltd.                                259,000   $     1,230,665
------------------------------------------------------------------------------------------------
                                                                                 $     1,230,665
------------------------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS -- 1.1%

Indian Rayon and Industries Ltd.                                       200,000   $     1,257,309
------------------------------------------------------------------------------------------------
                                                                                 $     1,257,309
------------------------------------------------------------------------------------------------

ELECTRIC - GENERATION -- 0.8%

Alstom Projects India Ltd.                                             321,360   $       920,846
------------------------------------------------------------------------------------------------
                                                                                 $       920,846
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.6%

Pritish Nandy Communications Ltd.                                      320,000   $       628,331
------------------------------------------------------------------------------------------------
                                                                                 $       628,331
------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES -- 0.2%

United Breweries Holdings Ltd.(1)                                      270,107   $       200,781
------------------------------------------------------------------------------------------------
                                                                                 $       200,781
------------------------------------------------------------------------------------------------

MACHINERY -- 0.6%

Ingersoll Rand (India) Ltd.                                            150,319   $       715,349
------------------------------------------------------------------------------------------------
                                                                                 $       715,349
------------------------------------------------------------------------------------------------

PETROCHEMICAL -- 0.8%

Finolex Industries Ltd.                                                690,583   $       960,926
------------------------------------------------------------------------------------------------
                                                                                 $       960,926
------------------------------------------------------------------------------------------------

TOTAL INDIA
   (IDENTIFIED COST $7,881,892)                                                  $     8,560,772
------------------------------------------------------------------------------------------------

INDONESIA -- 1.5%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 0.6%

PT Bank Nisp Tbk                                                    11,819,140   $       662,513
------------------------------------------------------------------------------------------------
                                                                                 $       662,513
------------------------------------------------------------------------------------------------

PACKAGING -- 0.9%

PT Dynaplast Tbk                                                     6,565,000   $     1,036,348
------------------------------------------------------------------------------------------------
                                                                                 $     1,036,348
------------------------------------------------------------------------------------------------

TOTAL INDONESIA
   (IDENTIFIED COST $1,201,599)                                                  $     1,698,861
------------------------------------------------------------------------------------------------

MALAYSIA -- 8.4%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%

Jaya Tiasa Holdings Berhad                                             616,500   $       645,607
------------------------------------------------------------------------------------------------
                                                                                 $       645,607
------------------------------------------------------------------------------------------------

ELECTRIC - GENERATION -- 2.0%

Malakoff Berhad                                                      1,392,200   $     2,313,135
------------------------------------------------------------------------------------------------
                                                                                 $     2,313,135
------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.2%

IJM Corp. Berhad                                                     1,080,000   $     1,364,431
------------------------------------------------------------------------------------------------
                                                                                 $     1,364,431
------------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES -- 1.0%

Yeo Aik Resources Berhad                                             3,065,900   $     1,145,678
------------------------------------------------------------------------------------------------
                                                                                 $     1,145,678
------------------------------------------------------------------------------------------------

OFFICE SUPPLIES AND FORMS -- 1.0%

Asia File Corp. Berhad                                                 652,000   $     1,132,421
------------------------------------------------------------------------------------------------
                                                                                 $     1,132,421
------------------------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 1.0%

Eastern Pacific Industrial Corp. Berhad                              2,924,800   $     1,177,617
------------------------------------------------------------------------------------------------
                                                                                 $     1,177,617
------------------------------------------------------------------------------------------------

RETAIL - BUILDING PRODUCTS -- 1.2%

Engtex Group Berhad                                                  1,740,000   $     1,391,039
------------------------------------------------------------------------------------------------
                                                                                 $     1,391,039
------------------------------------------------------------------------------------------------

WATER UTILITIES -- 0.4%

Salcon Berhad(1)                                                     1,472,600   $       434,029
------------------------------------------------------------------------------------------------
                                                                                 $       434,029
------------------------------------------------------------------------------------------------

TOTAL MALAYSIA
   (IDENTIFIED COST $10,955,812)                                                 $     9,603,957
------------------------------------------------------------------------------------------------

NEW ZEALAND -- 0.7%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
RETAIL - SPECIALTY AND APPAREL -- 0.7%

Briscoe Group Ltd.                                                     860,644   $       810,274
------------------------------------------------------------------------------------------------
                                                                                 $       810,274
------------------------------------------------------------------------------------------------

TOTAL NEW ZEALAND
   (IDENTIFIED COST $779,777)                                                    $       810,274
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PHILIPPINES -- 0.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
ELECTRIC - GENERATION -- 0.6%

First Philippine Holdings(1)                                         1,487,000   $       642,855
------------------------------------------------------------------------------------------------
                                                                                 $       642,855
------------------------------------------------------------------------------------------------

TOTAL PHILIPPINES
   (IDENTIFIED COST $742,828)                                                    $       642,855
------------------------------------------------------------------------------------------------

REPUBLIC OF KOREA -- 7.8%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - FINANCE -- 0.5%

Korea Information Service, Inc.                                         31,128   $       602,643
------------------------------------------------------------------------------------------------
                                                                                 $       602,643
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.0%

HiCel Co., Ltd.                                                         96,508   $       312,987
Interflex Co., Ltd.                                                     36,300           804,422
------------------------------------------------------------------------------------------------
                                                                                 $     1,117,409
------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.7%

Kumho Industrial Co., Ltd.                                             118,000   $       815,845
------------------------------------------------------------------------------------------------
                                                                                 $       815,845
------------------------------------------------------------------------------------------------

MACHINERY -- 1.3%

Daewoo Heavy Industries & Machinery Ltd.(1)                            191,300   $     1,491,644
------------------------------------------------------------------------------------------------
                                                                                 $     1,491,644
------------------------------------------------------------------------------------------------

MANUFACTURING - SPECIAL -- 1.2%

STX Shipbuilding Co., Ltd.                                             139,800   $     1,358,818
------------------------------------------------------------------------------------------------
                                                                                 $     1,358,818
------------------------------------------------------------------------------------------------

METALS -- 0.6%

Korea Zinc Co., Ltd.                                                    41,380   $       678,440
------------------------------------------------------------------------------------------------
                                                                                 $       678,440
------------------------------------------------------------------------------------------------

OFFICE AUTOMATION AND EQUIPMENT -- 0.7%

Sindo Ricoh Co.                                                         16,430   $       785,752
------------------------------------------------------------------------------------------------
                                                                                 $       785,752
------------------------------------------------------------------------------------------------

SOAP & CLEANING PREPARATIONS -- 1.8%
LG Household & Health Care Ltd.                                         79,050   $     1,986,023
------------------------------------------------------------------------------------------------
                                                                                 $     1,986,023
------------------------------------------------------------------------------------------------

TOTAL REPUBLIC OF KOREA
   (IDENTIFIED COST $9,786,292)                                                  $     8,836,574
------------------------------------------------------------------------------------------------

SINGAPORE -- 27.1%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.4%

Hong Leong Asia Ltd.                                                 1,848,000   $     1,622,431
------------------------------------------------------------------------------------------------
                                                                                 $     1,622,431
------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 2.5%

Singapore Post Ltd.                                                  6,128,000   $     2,811,873
------------------------------------------------------------------------------------------------
                                                                                 $     2,811,873
------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 1.0%

GP Batteries International Ltd.                                        592,000   $     1,149,532
------------------------------------------------------------------------------------------------
                                                                                 $     1,149,532
------------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 1.5%

Tat Hong Holdings Ltd.                                               7,514,000   $     1,718,705
------------------------------------------------------------------------------------------------
                                                                                 $     1,718,705
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.5%

Jurong Technologies Industrial Corp., Ltd.                           2,574,000   $     1,719,938
------------------------------------------------------------------------------------------------
                                                                                 $     1,719,938
------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT SUPPLIER -- 1.4%

Autron Corp., Ltd.                                                   9,457,000   $     1,553,810
------------------------------------------------------------------------------------------------
                                                                                 $     1,553,810
------------------------------------------------------------------------------------------------

FOOD - RETAIL -- 3.8%

Dairy Farm International Holdings Ltd.                               1,784,300   $     4,353,692
------------------------------------------------------------------------------------------------
                                                                                 $     4,353,692
------------------------------------------------------------------------------------------------

PLASTIC PRODUCTS -- 0.4%

First Engineering Ltd.                                                 700,000   $       501,003
------------------------------------------------------------------------------------------------
                                                                                 $       501,003
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING / DEVELOPMENT -- 1.0%

Hersing Corp., Ltd.                                                  2,946,000   $       275,255
Wing Tai Holdings Ltd.                                               1,667,000           874,027
------------------------------------------------------------------------------------------------
                                                                                 $     1,149,282
------------------------------------------------------------------------------------------------

REITS -- 1.7%

CapitaMall Trust                                                     1,913,700   $     1,881,163
------------------------------------------------------------------------------------------------
                                                                                 $     1,881,163
------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.3%

MobileOne Ltd.                                                       3,986,000   $     3,752,403
------------------------------------------------------------------------------------------------
                                                                                 $     3,752,403
------------------------------------------------------------------------------------------------

TRANSPORT - MARINE -- 4.1%

Ezra Holdings Ltd.                                                   3,519,000   $     2,084,289
Jaya Holdings Ltd.                                                   4,891,000         2,533,455
------------------------------------------------------------------------------------------------
                                                                                 $     4,617,744
------------------------------------------------------------------------------------------------

TRANSPORT - SERVICES -- 3.5%

SMRT Corp., Ltd.                                                     9,918,000   $     4,025,233
------------------------------------------------------------------------------------------------
                                                                                 $     4,025,233
------------------------------------------------------------------------------------------------

TOTAL SINGAPORE
   (IDENTIFIED COST $28,668,218)                                                 $    30,856,809
------------------------------------------------------------------------------------------------

TAIWAN -- 17.7%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

AUDIO / VIDEO PRODUCTS -- 0.8%

Hanpin Electron Co., Ltd.                                            1,173,679   $       924,247
------------------------------------------------------------------------------------------------
                                                                                 $       924,247
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 2.5%

Bank of Kaohsiung                                                    1,963,500   $     1,264,228
Polaris Securities Co., Ltd.                                         3,376,776         1,593,820
------------------------------------------------------------------------------------------------
                                                                                 $     2,858,048
------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 0.9%

Taiwan Secom Co., Ltd.                                               1,040,000   $     1,072,775
------------------------------------------------------------------------------------------------
                                                                                 $     1,072,775
------------------------------------------------------------------------------------------------

CHEMICALS -- 1.4%

Taiwan Fertilizer Co. Ltd.                                           1,982,000   $     1,579,651
------------------------------------------------------------------------------------------------
                                                                                 $     1,579,651
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.9%

LITE-ON IT Corp.                                                       332,400   $       744,731
Unimicron Technology Corp.                                           2,221,000         1,376,097
------------------------------------------------------------------------------------------------
                                                                                 $     2,120,828
------------------------------------------------------------------------------------------------

ELECTRONIC PARTS & COMPONENTS -- 2.9%

Synnex Technology International Corp.                                1,380,500   $     2,059,861
Topco Scientific Co., Ltd.                                             701,500         1,209,299
------------------------------------------------------------------------------------------------
                                                                                 $     3,269,160
------------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.9%

Advanced International Multitech Co., Ltd.                             561,600   $     1,067,806
------------------------------------------------------------------------------------------------
                                                                                 $     1,067,806
------------------------------------------------------------------------------------------------

HEALTH AND PERSONAL CARE -- 2.8%

Johnson Health Tech Co., Ltd.                                        1,105,000   $     1,899,016
Kang NA Hsiung Enterprise                                            2,789,280         1,338,903
------------------------------------------------------------------------------------------------
                                                                                 $     3,237,919
------------------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.7%

Formosa International Hotels Corp.                                     689,000   $       761,347
------------------------------------------------------------------------------------------------
                                                                                 $       761,347
------------------------------------------------------------------------------------------------

PHOTO EQUIPMENT AND SUPPLIES -- 0.8%

Premier Image Technology Corp.                                       1,022,700   $       904,985
------------------------------------------------------------------------------------------------
                                                                                 $       904,985
------------------------------------------------------------------------------------------------

REAL ESTATE OPERATING / DEVELOPMENT -- 0.5%

Sinyi Realty Co.                                                       325,000   $       507,915
------------------------------------------------------------------------------------------------
                                                                                 $       507,915
------------------------------------------------------------------------------------------------

SOFTWARE -- 1.6%

Soft-World International Corp.(1)                                      913,000   $     1,829,427
------------------------------------------------------------------------------------------------
                                                                                 $     1,829,427
------------------------------------------------------------------------------------------------

TOTAL TAIWAN
   (IDENTIFIED COST $22,623,011)                                                 $    20,134,108
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

THAILAND -- 14.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
APPLIANCES -- 0.9%

Mida Assets PCL                                                      3,199,000   $     1,098,336
------------------------------------------------------------------------------------------------
                                                                                 $     1,098,336
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 1.9%

Bankthai PCL(1)                                                      6,469,100   $       621,282
Tisco Finance PCL                                                    2,689,100         1,510,803
------------------------------------------------------------------------------------------------
                                                                                 $     2,132,085
------------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.4%

Vanachai Group PCL                                                   1,964,000   $       440,898
------------------------------------------------------------------------------------------------
                                                                                 $       440,898
------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES - FINANCE -- 1.6%

Siam Panich Leasing PCL                                              2,151,200   $     1,808,082
------------------------------------------------------------------------------------------------
                                                                                 $     1,808,082
------------------------------------------------------------------------------------------------

ENGINEERING -- 1.1%

Power Line Engineering PCL                                           3,614,100   $     1,232,178
------------------------------------------------------------------------------------------------
                                                                                 $     1,232,178
------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES -- 1.4%

Serm Suk PCL                                                           400,000   $       230,492
Thai Vegetable Oil PCL                                               4,458,100         1,348,669
------------------------------------------------------------------------------------------------
                                                                                 $     1,579,161
------------------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.3%

Royal Garden Resort PCL                                              5,136,100   $       352,683
------------------------------------------------------------------------------------------------
                                                                                 $       352,683
------------------------------------------------------------------------------------------------

METALS - INDUSTRIAL -- 0.7%

Millennium Steel PCL(1)                                             18,700,000   $       767,755
------------------------------------------------------------------------------------------------
                                                                                 $       767,755
------------------------------------------------------------------------------------------------

REAL ESTATE OPERATING / DEVELOPMENT -- 3.1%

Amata Corp. PCL                                                      6,212,500   $     1,551,260
Central Pattana PCL                                                  9,807,500         2,001,531
------------------------------------------------------------------------------------------------
                                                                                 $     3,552,791
------------------------------------------------------------------------------------------------

RETAIL - MAJOR DEPARTMENT STORE -- 0.7%

Robinson Department Store PCL(1)                                    11,406,000   $       859,900
------------------------------------------------------------------------------------------------
                                                                                 $       859,900
------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 0.7%

True Corp. PCL(1)                                                    6,290,000   $       785,306
------------------------------------------------------------------------------------------------
                                                                                 $       785,306
------------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.8%

Bangkok Expressway PCL                                               3,580,400   $     2,037,346
------------------------------------------------------------------------------------------------
                                                                                 $     2,037,346
------------------------------------------------------------------------------------------------

TOTAL THAILAND
   (IDENTIFIED COST $21,012,292)                                                 $    16,646,521
------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $111,421,196)                                                $   106,556,370
------------------------------------------------------------------------------------------------

WARRANTS -- 0.2%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
SINGAPORE -- 0.2%

ELECTRONIC EQUIPMENT SUPPLIER -- 0.2%

Autron Corp., Ltd., Strike .18, Expires 6/4/07(1)                    3,152,333   $       266,921
------------------------------------------------------------------------------------------------
                                                                                 $       266,921
------------------------------------------------------------------------------------------------

TOTAL SINGAPORE
   (IDENTIFIED COST $36,779)                                                     $       266,921
------------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $36,779)                                                     $       266,921
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 93.8%
   (IDENTIFIED COST $111,457,975)                                                $   106,823,291
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 6.2%                                           $     7,002,039
------------------------------------------------------------------------------------------------

Net Assets -- 100.0%                                                             $   113,825,330
------------------------------------------------------------------------------------------------

(1) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $111,457,975)          $   106,823,291
Cash                                                                 5,099,661
Foreign currency, at value (identified cost, $3,958,670)             3,950,971
Receivable for investments sold                                        789,094
Interest and dividends receivable                                      330,100
Tax reclaim receivable                                                 114,274
------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   117,107,391
------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $     3,055,424
Reserve for estimate of capital gains taxes                            206,809
Accrued expenses                                                        19,828
------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $     3,282,061
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $   113,825,330
------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $   118,468,882
Net unrealized depreciation (computed on the
  basis of identified cost)                                         (4,643,552)
------------------------------------------------------------------------------
TOTAL                                                          $   113,825,330
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $248,321)                     $     2,711,368
Interest                                                                22,876
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $     2,734,244
------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $       874,895
Administration fee                                                     291,705
Trustees' fees and expenses                                             14,608
Custodian fee                                                          363,018
Legal and accounting services                                           32,458
Miscellaneous                                                            2,777
------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $     1,579,461
------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $             3
------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $             3
------------------------------------------------------------------------------

NET EXPENSES                                                   $     1,579,458
------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $     1,154,786
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (net of foreign taxes, $4,064,228)
      (identified cost basis)                                  $    28,707,497
   Foreign currency and forward foreign currency
      exchange contract transactions                                  (273,621)
------------------------------------------------------------------------------
NET REALIZED GAIN                                              $    28,433,876
------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $   (20,995,442)
   Foreign currency and forward foreign currency exchange
      contracts                                                         (7,834)
------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $   (21,003,276)
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $     7,430,600
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     8,585,386
------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2004   AUGUST 31, 2003
------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                     $     1,154,786   $       796,730
   Net realized gain from investment
      transactions and foreign currency           28,433,876         4,349,951
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                       (21,003,276)        9,427,444
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $     8,585,386   $    14,574,125
------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $    71,807,317   $    28,098,702
   Withdrawals                                   (35,404,544)      (30,082,477)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $    36,402,773   $    (1,983,775)
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $    44,988,159   $    12,590,350
------------------------------------------------------------------------------

NET ASSETS

At beginning of year                         $    68,837,171   $    56,246,821
------------------------------------------------------------------------------
AT END OF YEAR                               $   113,825,330   $    68,837,171
------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                  YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------------
                                                                   2004       2003       2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          1.35%      1.52%      1.50%       1.47%      1.34%
   Expenses after custodian fee reduction                            1.35%      1.52%      1.47%       1.19%      1.13%
   Net investment income (loss)                                      0.99%      1.52%     (0.24)%      0.58%     (0.31)%
Portfolio Turnover                                                    120%       112%        83%        109%       112%
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     15.00%     32.17%     21.32%         --         --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                         $ 113,825   $ 68,837   $ 56,247    $ 44,084   $ 64,295
----------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Asian Small Companies Fund held an approximate 32.4% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     D INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains taxes in certain countries in which it invests. At August 31, 2004, the Portfolio had an accrual for capital gains taxes of $206, 809, of which $92,535 is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations and were $4,064,228 for the year ended August 31, 2004.

     E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

     F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

     H OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

     I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management
     (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended

     August 31, 2004, the adviser fee amounted to $874,895. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administrative fee amounted to $291,705. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, aggregated $152,009,045 and $123,304,688, respectively, for the year ended August 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, are as follows:

     AGGREGATE COST                          $   111,812,859
     -------------------------------------------------------
     Gross unrealized appreciation           $    10,638,154
     Gross unrealized depreciation               (15,627,722)
     -------------------------------------------------------
     NET UNREALIZED DEPRECIATION             $   (4,989,568)
     -------------------------------------------------------

     The net unrealized depreciation on currency was $8,868.

5    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

6    RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7    FINANCIAL INSTRUMENTS

     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2004, there were no outstanding obligations under these financial instruments.

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF ASIAN SMALL COMPANIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Small Companies Portfolio (the "Portfolio") as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Asian Small Companies Portfolio at August 31, 2004, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October  19, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND

MANAGEMENT AND ORGANIZATION (UNAUDITED)

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Kooi Cho Yu is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B. V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                        POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                         WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME AND          TRUST AND THE     LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO        SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
James B. Hawkes       Trustee of the     Trustee of   Chairman, President and            195                Director of EVC
11/9/41               Trust; Trustee     the Trust    Chief Executive Officer
                         and Vice       since 1989;   of BMR, EVC, EVM and EV;
                     President of the   Trustee and   Director of EV; Vice
                         Portfolio          Vice      President and Director of
                                         President    EVD. Trustee and/or
                                           of the     officer of 195 registered
                                         Portfolio    investment companies in
                                         since 1996   the Eaton Vance Fund
                                                      Complex. Mr. Hawkes is an
                                                      interested person because
                                                      of his positions with
                                                      BMR, EVM, EVC and EV,
                                                      which are affiliates of
                                                      the Trust and the
                                                      Portfolio.

Hon. Robert Lloyd       Trustee and      Since 1996   Chief Executive Officer             5                 Chairman of LGM
George(2)            President of the                 of LGM and Lloyd George.
8/13/52                  Portfolio                    Mr. Lloyd George is an
                                                      interested person because
                                                      of his positions with LGM
                                                      and Lloyd George, which
                                                      are affiliates of the
                                                      Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y. Chen(2)   Trustee of the     Since 1996   President of Lingnan                5            Director of First Pacific
1/14/45                  Portfolio                    University in Hong Kong.                          Company, Asia Satellite
                                                                                                    Telecommunication Holdings Ltd.
                                                                                                       and Wharf Holdings Limited
                                                                                                        (property management and
                                                                                                            communications)

Samuel L. Hayes,          Trustee        Trustee of   Jacob H. Schiff Professor          194           Director of Tiffany & Co.
III                                      the Trust    of Investment Banking                             (specialty retailer) and
2/23/35                                 since 1989;   Emeritus, Harvard                             Telect, Inc. (telecommunication
                                           of the     University Graduate                                  services company)
                                         Portfolio    School of Business
                                         since 1996   Administration.

                        POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                         WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME AND          TRUST AND THE     LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO        SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

William H. Park           Trustee        Since 2003   President and Chief                194                      None
9/19/47                                               Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management
                                                      firm) (since 2002).
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman        Trustee        Since 2003   Professor of Law,                  194                      None
7/10/40                                               Georgetown University Law
                                                      Center (since 1999). Tax
                                                      Partner, Covington &
                                                      Burling, Washington, DC
                                                      (1991-2000).

Norton H. Reamer          Trustee        Trustee of   President, Chief                   195                      None
9/21/35                                  the Trust    Executive Officer and a
                                        since 1989;   Director of Asset
                                           of the     Management Finance Corp.
                                         Portfolio    (a specialty finance
                                         since 1996   company serving the
                                                      investment management
                                                      industry) (since October
                                                      2003). President, Unicorn
                                                      Corporation (an
                                                      investment and financial
                                                      advisory services
                                                      company) (since September
                                                      2000). Formerly,
                                                      Chairman, Hellman, Jordan
                                                      Management Co., Inc. (an
                                                      investment management
                                                      company) (2000-2003).
                                                      Formerly, Advisory
                                                      Director of Berkshire
                                                      Capital Corporation
                                                      (investment banking firm)
                                                      (2002-2003). Formerly,
                                                      Chairman of the Board,
                                                      United Asset Management
                                                      Corporation (a holding
                                                      company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds
                                                      (mutual funds)
                                                      (1980-2000).

Lynn A. Stout             Trustee        Since 1998   Professor of Law,                  195                      None
9/14/57                                               University of California
                                                      at Los Angeles School of
                                                      Law (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown
                                                      University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)               TERM OF
                         WITH THE                OFFICE AND
  NAME AND             TRUST AND THE             LENGTH OF                        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            PORTFOLIO                SERVICE                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust      President of the          Since 2002(3)        Executive Vice President of EVM, BMR, EVC and EV;
Jr. 5/31/58                Trust                                    Chief Investment Officer of EVM and BMR and
                                                                    Director of EVC. Chief Executive Officer of Belair
                                                                    Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                    Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                    and Belrose Capital Fund LLC (private investment
                                                                    companies sponsored by EVM). Officer of 57
                                                                    registered investment companies managed by EVM or
                                                                    BMR.

Gregory L.           Vice President of           Since 2001         Partner of Atlanta Capital. Officer of 10
Coleman 10/28/49         the Trust                                  registered investment companies managed by EVM or
                                                                    BMR.

William Walter      Vice President and           Since 1996         Director, Finance Director and Chief Operating
Raleigh Kerr(2)     Assistant Treasurer                             Officer of Lloyd George. Director of LGM. Officer
8/17/50              of the Portfolio                               of 4 registered investment companies managed by
                                                                    EVM or BMR.

James A. Womack      Vice President of           Since 2001         Vice President of Atlanta Capital. Officer of 10
11/20/68                 the Trust                                  registered investment companies managed by EVM or
                                                                    BMR.

                        POSITION(S)               TERM OF
                         WITH THE                OFFICE AND
  NAME AND             TRUST AND THE             LENGTH OF                        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            PORTFOLIO                SERVICE                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Kooi Cho Yu(2)       Vice President of           Since 2004         Officer of Lloyd George. Officer of 1 registered
10/19/71               the Portfolio                                investment company managed by EVM or BMR.

Alan R. Dynner           Secretary               Since 1997         Vice President, Secretary and Chief Legal Officer
10/10/40                                                            of BMR, EVM, EVD, EV and EVC. Officer of 195
                                                                    registered investment companies managed by EVM or
                                                                    BMR.

William J.           Treasurer of the          Since 2002(3)        Vice President of EVM and BMR. Officer of 56
Austin, Jr.              Portfolio                                  registered investment companies managed by EVM or
12/27/51                                                            BMR.

James L.             Treasurer of the            Since 1989         Vice President of BMR, EVM and EVD. Officer of 116
O'Connor 4/1/45            Trust                                    registered investment companies managed by EVM or
                                                                    BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Messrs. Lloyd George, Kerr and Ms. Yu is 3803 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

          SPONSOR AND MANAGER OF EATON VANCE ASIAN SMALL COMPANIES FUND
              AND ADMINISTRATOR OF ASIAN SMALL COMPANIES PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                   ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 ONE EXCHANGE SQUARE
                               CENTRAL, HONG KONG

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                     EATON VANCE ASIAN SMALL COMPANIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

405-10/04                                                                  ASSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC IMAGE]

EATON VANCE GROWTH FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GROWTH FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the year ended August 31, 2004, Eaton Vance Growth Fund Class A shares had a total return of -3.96%. That return was the result of a decrease in net asset value (NAV) per share from $6.31 on August 31, 2003, to $6.06 on August 31, 2004.(1)

Class B shares had a total return of -4.64% for the same period, the result of a decrease in NAV per share from $12.06 to $11.50.(1)

Class C shares had a total return of -4.60% for the same period, the result of a decrease in NAV per share from $10.43 to $9.95.(1)

For comparison, the Standard & Poors 500 Composite Index (the "S&P 500") had a total return of 11.45% for the year ended August 31, 2004, while the average return of funds in the Lipper Mid-Cap Growth Classification was 2.40% for the same period.(2)

For the one-year period ended August 31, 2004, growth stocks lagged their value counterparts, as investors took a more conservative stance, favoring defensive investments over higher potential (but also more risky) growth stocks.

THE CONTINUED APPEAL OF GROWTH STOCKS ...

We believe fearful investor sentiment, rather than a deterioration in fundamentals, has taken precedence in the market recently. Growth Fund will continue to seek investments in companies expected to grow at rates exceeding that of the U.S. economy, and which are reasonably priced in relation to their fundamental value. In the following pages, portfolio manager Arieh Coll shares his insights with shareholders about the Fund's performance over the past year.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
October 6, 2004


FUND INFORMATION
AS OF AUGUST 31, 2004

PERFORMANCE(3)                                              CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                      -3.96%      -4.64%      -4.60%
Five Years                                                    -4.27       -5.05       -5.06
Ten Years                                                      5.80        N.A.        N.A.
Life of Fund+                                                  8.94        5.11        4.66
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                                      -9.42%      -9.41%      -5.56%
Five Years                                                    -5.40       -5.37       -5.06
Ten Years                                                      5.17        N.A.        N.A.
Life of Fund+                                                  8.82        5.11        4.66

+  Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94

(1) THESE RETURNS ARE HISTORICAL AND DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2)  IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR A LIPPER
     CLASSIFICATION.

(3) SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO WWW.EATONVANCE.COM.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE GROWTH FUND as of August 31, 2004
MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL, VICE PRESIDENT AND PORTFOLIO MANAGER OF GROWTH PORTFOLIO

[PHOTO OF ARIEH COLL]
Arieh Coll
Portfolio Manager

Q: ARIEH, AFTER POSTING STRONG RETURNS LAST YEAR, THE FUND LAGGED THE S&P 500
   THIS YEAR. WHAT WAS THE ENVIRONMENT LIKE OVER THE YEAR ENDED AUGUST 31, 2004?
A: MR. COLL: In what was a period of modestly positive returns for growth stocks as a group, Growth Fund lagged both its benchmark, the S&P 500, as well as its peer group, the Lipper Mid-Cap Growth Classification, for the year ended August 31, 2004.* The market continued to be volatile. Following a strong run-up in 2003, in the first half of 2004, U.S. equity markets consolidated those prior gains, effectively trading in a tight range for much of the period. Optimism regarding an improving economy and accelerating earnings growth at the start of the year gave way to concerns about potential inflation and impending interest rate increases by the Federal Reserve. Also weighing on investors' minds was the uncertainty of the situation in Iraq. Towards the end of this one-year period, the broader market rebounded, but it was value stocks that led the way, not growth stocks.

Q: WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500 and
   ITS PEER LIPPER GROUP?
A: The S&P500 is a broad-based index that is made up of both value stocks and growth stocks - it's about a 50/50 split. In the last year, the market has become more risk-averse. The Fund's Portfolio is invested primarily in growth stocks, and as value stocks came into favor this year and outperformed during the period, that hurt our numbers when compared to the broad market index. However, if you look at the Lipper Classification of mid-cap growth stocks, it is a much closer match to the composition of our Portfolio. We did underperform here as well, but the numbers were more in line.

Q: WHAT SPECIFICALLY ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?
A: Underperformance relative to the peer group was primarily a function of the Portfolio having held five specific stocks that declined during the period. One such stock was our largest holding last year; it was a drug company that had great success with a new product, but failed to keep up its generic drug business, and consequently, its stock price suffered. Also, there were a number of health care stocks that were up over the past year that unfortunately we didn't own.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR+
By total common stocks

Information Technology                         31.4%
Industrials                                    13.0%
Consumer Staples                               10.5%
Health Care                                     9.6%
Financials                                      9.4%
Telecommunications                              8.2%
Consumer Discretionary                          8.1%
Energy                                          6.3%
Materials                                       2.1%
Utilities                                       1.4%

+ As of August 31, 2004. Sector positions subject to change due to active management.

*  It is not possible to invest directly in an Index or a Lipper Classification.

   In the consumer discretionary area, there were a few stocks that didn't perform well. One was an Internet travel company that experienced a slowdown in growth; another was a gaming equipment manufacturer whose stock price suffered a short-term correction.

   Individual stock selection tends to be the primary driver of relative returns for a portfolio such as ours; the performance of just a handful of stocks can have a strong effect on performance. In this case, five stocks out of between 55 and 60 over the course of the year accounted for all of our underperformance relative to the Lipper Mid-Cap Growth Classification.*

Q: WHAT WERE THE AREAS OF POSITIVE PERFORMANCE?
A: One of our biggest positions over the past year has been in the company that makes a very successful wireless handheld device. The stock tripled during the time period. Also, despite the short-term correction in one gaming stock I mentioned earlier, we also have other positions in gaming stocks that did very well. We also were anticipating the recovery in the art auction market; companies we held in that group are recovering from the recession in that group and were good performers for us.

   One of the worst performing sectors in the broad market over the past year was technology, but our average technology holding was up for the year. This is an example of how stock selection can greatly influence relative returns on the upside as well.

Q: DO YOU HAVE ANY FINAL COMMENTS FOR OUR SHAREHOLDERS?
A: For the last three or four years, the consumer has driven the growth of the U.S. economy, while business spending was down. We are now more pessimistic about consumer spending: tax cuts are spent, the wave of home refinancing has subsided, and gas prices are up 50% year-over-year, taking away from discretionary income. Therefore, we are under-weighting companies that sell discretionary products to consumers.

   On the other hand, we are overweighted in tech stocks. Even though the sector as a whole was down over the past year, we found attractive investments, and we hope to continue that going forward.

   We continue to believe that growth stocks merit investor consideration. Historically, growth funds have tended to lag in bear markets, due to their higher valuations and higher risk profiles. In bull markets, the situation has historically been the reverse, and growth funds have tended to beat the stock market indexes.

TEN LARGEST HOLDINGS+
By total net assets

  PalmOne, Inc.                                          10.4%
  Research in Motion. Ltd.                                5.0
  NIIHoldings, Inc., Class B                              4.4
  Gillette Co., (The)                                     3.3
  Affiliated Computer Services, Inc. Class A              3.2
  Sirva, Inc.                                             3.2
  WMS Industries, Inc.                                    2.7
  Harvest Natural Resources, Inc.                         2.6
  Sotheby's Holdings, Inc.                                2.5
  Citizens Communications Co.                             2.5

*  It is not possible to invest directly in a Lipper Classification.

+ Ten Largest Holdings accounted for 39.8% of net assets as of August 31, 2004. Holdings subject to change due to active management.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE GROWTH FUND as of August 31, 2004
PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GROWTH FUND, CLASS A VS. THE S&P 500*

August 31, 1994 - August 31, 2004

                                                              EATON VANCE GROWTH
                                                                 FUND, CLASS A
                        EATON VANCE GROWTH                     INCLUDING MAXIMUM
   DATE                    FUND, CLASS A                         SALES CAHRGE                     S&P 500
 8/31/1994                      10000                                  9425                         10000
 9/30/1994                    9760.54                               9194.55                       9755.66
10/31/1994                    9974.92                               9396.49                       9974.52
11/30/1994                    9596.61                               9040.12                       9611.75
12/31/1994                    9619.38                               9061.57                       9754.06
 1/31/1995                     9674.9                               9113.87                      10006.83
 2/28/1995                    10105.2                               9519.23                      10396.43
 3/31/1995                    10411.5                               9807.76                      10702.72
 4/30/1995                    10467.2                               9860.21                      11017.64
 5/31/1995                    10731.6                              10109.34                      11457.12
 6/30/1995                    11079.6                              10437.14                      11722.99
 7/31/1995                    11399.8                              10738.71                      12111.58
 8/31/1995                    11594.6                              10922.28                      12141.81
 9/30/1995                    11845.4                              11158.51                      12653.93
10/31/1995                    11636.4                               10961.6                      12608.72
11/30/1995                    12096.3                              11394.81                       13161.6
12/31/1995                    12430.8                              11709.99                      13415.13
 1/31/1996                    12748.4                               12009.2                      13871.18
 2/29/1996                    13066.1                              12308.41                      14000.23
 3/31/1996                    13160.1                                 12397                      14135.02
 4/30/1996                    13536.5                              12751.59                      14343.23
 5/31/1996                    13912.9                              13106.18                       14712.5
 6/30/1996                    13666.8                              12874.33                      14768.59
 7/31/1996                    12856.1                               12110.6                      14116.48
 8/31/1996                    13377.3                              12601.57                      14414.68
 9/30/1996                    13994.2                              13182.74                      15225.25
10/31/1996                    14037.8                              13223.76                      15644.89
11/30/1996                    14879.7                              14016.92                      16826.41
12/31/1996                    14698.1                              13845.79                      16493.09
 1/31/1997                    15738.9                              14826.29                      17522.95
 2/28/1997                    15723.2                              14811.43                      17660.52
 3/31/1997                    15013.5                              14142.91                      16936.22
 4/30/1997                      15802                              14885.71                      17946.39
 5/31/1997                    16905.9                              15925.63                      19038.22
 6/30/1997                    17552.5                              16534.73                      19890.66
 7/31/1997                    18845.7                              17752.92                      21472.44
 8/31/1997                    17793.1                              16761.33                      20270.42
 9/30/1997                    18754.9                              17667.35                      21379.93
10/31/1997                    18394.2                              17327.59                       20666.7
11/30/1997                    18806.4                              17715.88                      21622.62
12/31/1997                      18891                              17795.56                       21993.7
 1/31/1998                    18995.9                              17894.42                      22236.73
 2/28/1998                    20640.1                               19443.3                      23839.61
 3/31/1998                    21672.1                              20415.46                      25059.43
 4/30/1998                    22231.9                              20942.74                      25311.42
 5/31/1998                    21287.3                              20052.96                      24876.95
 6/30/1998                    21637.2                              20382.51                       25886.7
 7/31/1998                    21304.8                              20069.44                      25611.74
 8/31/1998                    18051.4                              17004.65                      21912.62
 9/30/1998                    19328.3                              18207.49                      23316.43
10/31/1998                    20675.1                              19476.25                      25211.33
11/30/1998                    21462.2                              20217.73                      26738.72
12/31/1998                    22350.7                              21054.67                      28278.52
 1/31/1999                    22526.5                              21220.29                      29460.58
 2/28/1999                    22218.8                              20930.45                      28545.11
 3/31/1999                      22109                              20826.94                      29686.87
 4/30/1999                    23273.7                              21924.18                      30836.47
 5/31/1999                    22482.6                              21178.88                      30109.34
 6/30/1999                    23911.1                              22524.56                         31779
 7/31/1999                    22900.1                              21572.23                      30787.66
 8/31/1999                    21867.2                              20599.21                      30635.24
 9/30/1999                    21273.8                              20040.23                      29796.44
10/31/1999                    22218.8                              20930.45                      31681.18
11/30/1999                    22526.5                              21220.29                      32325.15
12/31/1999                      23355                              22000.75                      34227.85
 1/31/2000                    22104.3                              20822.52                      32508.37
 2/29/2000                    22650.1                              21336.66                      31893.64
 3/31/2000                    22172.5                              20886.79                      35011.74
 4/30/2000                    21194.6                              19965.63                      33958.76
 5/31/2000                    20694.3                              19494.34                      33261.66
 6/30/2000                    21376.6                              20137.01                       34081.8
 7/31/2000                    21285.6                              20051.32                      33549.44
 8/31/2000                    23559.7                              22193.55                      35632.17
 9/30/2000                    23468.7                              22107.87                      33751.51
10/31/2000                    22337.4                              21042.09                      33608.34
11/30/2000                    19842.5                              18691.93                      30960.61
12/31/2000                    21002.9                              19785.03                       31112.5
 1/31/2001                    22163.3                              20878.13                      32215.67
 2/28/2001                    19233.3                              18118.06                      29280.08
 3/31/2001                    16390.4                              15439.98                      27426.21
 4/30/2001                    18595.1                              17516.86                      29555.82
 5/31/2001                    19001.3                              17899.44                      29754.09
 6/30/2001                    19697.5                               18555.3                      29030.18
 7/31/2001                    18740.2                              17653.49                      28744.29
 8/31/2001                      18189                              17134.27                      26946.65
 9/30/2001                      15114                              14237.57                      24770.82
10/31/2001                    16535.5                              15576.61                      25243.45
11/30/2001                      18044                              16997.64                      27179.31
12/31/2001                    18682.2                              17598.84                      27417.55
 1/31/2002                    17898.9                                 16861                      27017.66
 2/28/2002                    16796.5                              15822.56                      26496.51
 3/31/2002                    18595.1                              17516.86                      27493.14
 4/30/2002                    18682.2                              17598.84                      25827.02
 5/31/2002                    17492.8                              16478.42                      25637.42
 6/30/2002                    15810.2                              14893.43                       23811.9
 7/31/2002                    13692.5                              12898.53                      21956.21
 8/31/2002                    13808.6                              13007.84                      22099.95
 9/30/2002                    12909.3                              12160.69                      19700.28
10/31/2002                    13750.5                              12953.18                      21432.59
11/30/2002                      15172                              14292.22                      22692.86
12/31/2002                    13692.5                              12898.53                      21360.39
 1/31/2003                    13141.3                              12379.31                      20801.89
 2/28/2003                    12677.2                              11942.07                      20489.31
 3/31/2003                    13170.3                              12406.64                       20687.7
 4/30/2003                    14301.7                               13472.4                      22390.94
 5/31/2003                    15984.3                              15057.39                      23569.54
 6/30/2003                    16709.5                              15740.58                      23870.64
 7/31/2003                    17637.8                              16615.05                      24291.71
 8/31/2003                      18305                              17243.58                      24764.51
 9/30/2003                    17695.8                              16669.71                       24502.3
10/31/2003                      18305                              17243.58                      25887.68
11/30/2003                    18450.1                              17380.22                      26115.19
12/31/2003                    18711.2                              17626.17                      27483.83
 1/31/2004                    19175.3                               18063.4                      27988.19
 2/29/2004                    19639.5                              18500.64                      28377.11
 3/31/2004                    19523.4                              18391.33                      27949.05
 4/30/2004                    18508.1                              17434.87                      27510.88
 5/31/2004                    18508.1                              17434.87                      27887.66
 6/30/2004                    19755.5                              18609.95                      28429.77
 7/31/2004                    18653.2                              17571.51                      27488.94
 8/31/2004                    17579.8                               16560.4                      27599.35

PERFORMANCE**                                               CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                      -3.96%      -4.64%      -4.60%
Five Years                                                    -4.27       -5.05       -5.06
Ten Years                                                      5.80        N.A.        N.A.
Life of Fund+                                                  8.94        5.11        4.66
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                                      -9.42%      -9.41%      -5.56%
Five Years                                                    -5.40       -5.37       -5.06
Ten Years                                                      5.17        N.A.        N.A.
Life of Fund+                                                  8.82        5.11        4.66

+  Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94

*  Source: Thomson Financial. Investment operations commenced 8/1/52.

   The chart compares the Fund's total return with that of the S&P 500, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock market performance. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and in the S&P 500. An investment in the Fund's Class B shares on 9/13/94 at net asset value would have grown to $16,439 on August 31, 2004. An investment in the Fund's Class C shares on 11/7/94 at net asset value would have grown to $15,636 on August 31, 2004. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GROWTH FUND as of August 31, 2004
FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

ACTUAL EXPENSES: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             EATON VANCE GROWTH FUND

                                  BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                          (3/1/04)                 (8/31/04)              (3/1/04 - 8/31/04)
------------------------------------------------------------------------------------------------------------------
Actual
Class A                               $      1,000.00            $        895.10            $          6.05
Class B                               $      1,000.00            $        892.90            $          9.61
Class C                               $      1,000.00            $        893.20            $          9.57

Hypothetical
(5% return before expenses)
Class A                               $      1,000.00            $      1,018.80            $          6.44
Class B                               $      1,000.00            $      1,015.00            $         10.23
Class C                               $      1,000.00            $      1,015.00            $         10.18

* Expenses are equal to the Fund's annualized expense ratio of 1.27% for Class A shares, 2.02% for Class B shares and 2.01% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GROWTH FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Growth Portfolio, at value
    (identified cost, $103,952,415)                                                $     113,089,292
Receivable for Fund shares sold                                                               39,131
Prepaid expenses                                                                              15,880
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     113,144,303
----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $         512,820
Payable to affiliate for distribution and service fees                                        48,723
Accrued expenses                                                                              74,881
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $         636,424
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $     112,507,879
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $     125,185,419
Accumulated net realized loss from Portfolio (computed on
    the basis of identified cost)                                                        (21,814,417)
Net unrealized appreciation from Portfolio (computed on the basis of
    identified cost)                                                                       9,136,877
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $     112,507,879
----------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $      95,213,641
SHARES OUTSTANDING                                                                        15,708,647
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $            6.06
MAXIMUM OFFERING PRICE PER SHARE
    (100 DIVIDED BY 94.25 of $6.06)                                                $            6.43
----------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $      11,246,660
SHARES OUTSTANDING                                                                           978,214
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $           11.50
----------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $       6,047,578
SHARES OUTSTANDING                                                                           608,038
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $            9.95
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $2,865)                  $         741,884
Interest allocated from Portfolio                                                             45,207
Expenses allocated from Portfolio                                                           (898,533)
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $        (111,442)
----------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                        $           2,204
Distribution and service fees
    Class A                                                                                  251,353
    Class B                                                                                  144,683
    Class C                                                                                   62,649
Transfer and dividend disbursing agent fees                                                  199,876
Registration fees                                                                             46,805
Legal and accounting services                                                                 32,627
Custodian fee                                                                                 21,755
Printing and postage                                                                          20,760
Miscellaneous                                                                                  4,812
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $         787,524
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $        (898,966)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
    Investment transactions (identified cost basis)                                $      14,121,963
    Foreign currency transactions                                                             13,990
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      14,135,953
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                            $     (18,222,401)
----------------------------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (18,222,401)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $      (4,086,448)
----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $      (4,985,414)
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                    AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
    Net investment loss                                             $        (898,966)  $      (1,115,014)
    Net realized gain (loss) from investments
        and foreign currency transactions                                  14,135,953          (1,967,721)
    Net change in unrealized appreciation
        (depreciation) from investments                                   (18,222,401)         30,467,014
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $      (4,985,414)  $      27,384,279
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares
        Class A                                                     $      11,134,135   $      35,128,608
        Class B                                                             6,153,590           6,699,259
        Class C                                                             3,643,134          22,051,926
    Cost of shares redeemed
        Class A                                                           (12,069,262)        (42,233,841)
        Class B                                                            (4,048,830)         (3,122,335)
        Class C                                                            (1,837,986)        (20,973,870)
    Net asset value of shares exchanged
        Class A                                                             3,621,667                  --
        Class B                                                            (3,621,667)                 --
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                         $       2,974,781   $      (2,450,253)
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $      (2,010,633)  $      24,934,026
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     114,518,512   $      89,584,486
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     112,507,879   $     114,518,512
---------------------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                                      $              --   $          (1,204)
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $     6.310  $     4.760  $     6.270  $    10.360  $     9.950
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.039) $    (0.057) $    (0.057) $    (0.049) $    (0.020)
Net realized and unrealized gain (loss)                            (0.211)       1.607       (1.453)      (1.811)       0.771
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.250) $     1.550  $    (1.510) $    (1.860) $     0.751
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $     6.060  $     6.310  $     4.760  $     6.270  $    10.360
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (3.96)%      32.56%      (24.08)%     (22.80)%       7.74%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $    95,214  $    96,673  $    80,121  $   109,847  $   164,388
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      1.26%        1.38%        1.29%        1.23%        1.09%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (0.60)%      (1.13)%      (0.99)%      (0.70)%      (0.21)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    12.060  $     9.170  $    12.160  $    18.140  $    17.330
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.176) $    (0.182) $    (0.196) $    (0.195) $    (0.180)
Net realized and unrealized gain (loss)                            (0.384)       3.072       (2.794)      (3.555)       1.331
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.560) $     2.890  $    (2.990) $    (3.750) $     1.151
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $    11.500  $    12.060  $     9.170  $    12.160  $    18.140
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (4.64)%      31.52%      (24.59)%     (23.53)%       6.74%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $    11,247  $    13,254  $     6,972  $     9,863  $    16,178
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      2.01%        2.13%        2.04%        1.98%        1.94%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (1.43)%      (1.87)%      (1.74)%      (1.44)%      (1.05)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    10.430  $     7.930  $    10.520  $    16.000  $    15.330
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.143) $    (0.157) $    (0.172) $    (0.172) $    (0.159)
Net realized and unrealized gain (loss)                            (0.337)       2.657       (2.418)      (3.078)       1.170
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.480) $     2.500  $    (2.590) $    (3.250) $     1.011
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $     9.950  $    10.430  $     7.930  $    10.520  $    16.000
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (4.60)%      31.53%      (24.62)%     (23.56)%       6.70%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $     6,048  $     4,592  $     2,491  $     2,584  $     2,774
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      2.01%        2.13%        2.04%        1.98%        1.94%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (1.34)%      (1.87)%      (1.75)%      (1.48)%      (1.05)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES
     Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2004.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $20,657,943, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2010 ($15,034,769) and August 31, 2011 ($5,623,174). During the year ended August 31, 2004, capital loss carryovers of $14,919,641 were utilized to offset net realized gains.

     E OTHER -- Investment transactions are accounted for on a trade-date basis.

     F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2    DISTRIBUTIONS TO SHAREHOLDERS
     It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended August 31, 2004, accumulated paid-in capital was decreased by $815,887, accumulated undistributed net investment loss was decreased by $900,170, and accumulated net realized loss on investments was increased by $84,283 due to differences between book and tax accounting for net operating losses, foreign currency gain/loss and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income                            $           0
     Capital loss carryforwards                               $  20,657,943

     The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales.

3    SHARES OF BENEFICIAL INTEREST
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS A                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                  1,709,183           6,866,403
     Redemptions                                                           (1,870,200)         (8,376,318)
     Exchange from Class B shares                                             552,131                  --
     ----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                                  391,114          (1,509,915)
     ----------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS B                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                    499,050             667,433
     Redemptions                                                             (329,450)           (329,108)
     Exchange to Class A shares                                              (290,120)                 --
     ----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                                 (120,520)            338,325
     ----------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS B                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                    342,689           2,602,721
     Redemptions                                                             (174,757)         (2,476,631)
     ----------------------------------------------------------------------------------------------------
     NET INCREASE                                                             167,932             126,090
     ----------------------------------------------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES
     Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $19,528 in sub-transfer agent fees. The Fund was informed that Eaton Vance

     Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $16,419 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS
     The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $108,512 and $46,987 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $197,000 and $643,000 for Class B and Class C shares, respectively.

     The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2004 amounted to $251,353, $36,171 and $15,662 for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE
     Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $2,000, $27,000 and $2,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2004.

7    INVESTMENT TRANSACTIONS
     Increases and decreases in the Fund's investment in the Portfolio aggregated $21,038,376 and $18,246,860 respectively, for the year ended August 31, 2004.

EATON VANCE GROWTH FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE GROWTH FUND:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

GROWTH PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.2%

SECURITY                                                                  SHARES        VALUE
---------------------------------------------------------------------------------------------------------
Beverages -- 1.0%
Cott Corp.(1)                                                                  42,000   $       1,138,620
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,138,620
---------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.0%
Celgene Corp.(1)                                                               40,000   $       2,270,000
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,270,000
---------------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 8.6%
Dun & Bradstreet Corp.(1)                                                      23,000   $       1,268,220
Intersections, Inc.(1)                                                         88,911           1,127,391
MDC Partners, Inc., Class A(1)                                                 80,000             960,880
Sirva, Inc.(1)                                                                169,200           3,583,656
Sotheby's Holdings, Inc.(1)                                                   175,000           2,798,250
---------------------------------------------------------------------------------------------------------
                                                                                        $       9,738,397
---------------------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 2.5%
Citizens Communications Co.                                                   220,000   $       2,778,600
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,778,600
---------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & Services -- 8.4%
Affiliated Computer Services, Inc., Class A(1)                                 66,000   $       3,585,779
Cognizant Technology Solutions Corp.(1)                                        54,000           1,480,680
Intellisync Corp.(1)                                                          145,400             325,696
Kanbay International, Inc.(1)                                                 110,000           2,190,100
Microsoft Corp.                                                                45,000           1,228,500
Salesforce.com, Inc.(1)                                                         2,100              27,300
VERITAS Software Corp.(1)                                                      40,000             668,800
---------------------------------------------------------------------------------------------------------
                                                                                        $       9,506,855
---------------------------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 15.4%
PalmOne, Inc.(1)                                                              360,334   $      11,764,905
Research In Motion, Ltd.(1)                                                    93,200           5,612,504
---------------------------------------------------------------------------------------------------------
                                                                                        $      17,377,409
---------------------------------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 0.9%
Central European Distribution Corp.(1)                                         39,450   $         966,131
---------------------------------------------------------------------------------------------------------
                                                                                        $         966,131
---------------------------------------------------------------------------------------------------------

DRUGS -- 1.2%
Isolagen, Inc.(1)                                                              91,500   $         768,600
Oscient Pharmaceuticals Corp.(1)                                              115,000             484,150
Pharmion Corp.(1)                                                               2,000              98,340
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,351,090
---------------------------------------------------------------------------------------------------------

EDUCATION -- 1.8%
EVCI Career Colleges Holding Corp.(1)                                         117,000   $         847,080
Laureate Education, Inc.(1)                                                    34,700           1,186,393
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,033,473
---------------------------------------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTS -- 0.6%
FLIR Systems, Inc.(1)                                                          12,000   $         700,440
---------------------------------------------------------------------------------------------------------
                                                                                        $         700,440
---------------------------------------------------------------------------------------------------------

ENERGY SERVICES -- 2.4%
NRG Energy, Inc.(1)                                                            55,000   $       1,504,250
Spinnaker Exploration Co.(1)                                                   34,000           1,160,760
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,665,010
---------------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.0%
Eagle Materials, Inc.                                                          18,000   $       1,168,380
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,168,380
---------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.6%
Coinstar, Inc.(1)                                                             100,000   $       1,972,000
Commerce Bancorp, Inc.                                                         24,000           1,259,280
Mitsubishi Tokyo Financial Group, Inc. ADR                                    150,000           1,359,000
Providian Financial Corp.(1)                                                   75,000           1,083,000
Student Loan Corp., (The)                                                       4,400             632,500
---------------------------------------------------------------------------------------------------------
                                                                                        $       6,305,780
---------------------------------------------------------------------------------------------------------

GAMING EQUIPMENT -- 2.6%
WMS Industries, Inc.(1)                                                       148,400   $       2,999,164
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,999,164
---------------------------------------------------------------------------------------------------------

GENERIC DRUGS -- 2.1%
Taro Pharmaceutical Industries Ltd.(1)                                        116,000   $       2,404,680
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,404,680
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                            SHARES              VALUE
---------------------------------------------------------------------------------------------------------
HARDWARE - NETWORKING -- 1.0%
Blue Coat Systems, Inc.(1)                                                     32,000   $         467,840
RADWARE Ltd.(1)                                                                32,500             609,375
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,077,215
---------------------------------------------------------------------------------------------------------

HEALTH SERVICES -- 2.3%
PacifiCare Health Systems, Inc.(1)                                             80,000   $       2,608,800
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,608,800
---------------------------------------------------------------------------------------------------------

INSURANCE -- 5.2%
PMI Group, Inc., (The)                                                         64,000   $       2,657,920
Radian Group, Inc.                                                             60,000           2,658,000
Triad Guaranty, Inc.(1)                                                         9,700             540,290
---------------------------------------------------------------------------------------------------------
                                                                                        $       5,856,210
---------------------------------------------------------------------------------------------------------

INTERNET SERVICES -- 1.7%
Answerthink, Inc.(1)                                                          120,000   $         678,000
CheckFree Corp.(1)                                                             47,300           1,288,925
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,966,925
---------------------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.6%
DENTSPLY International, Inc.                                                   27,000   $       1,375,650
I-Flow Corp.(1)                                                                28,160             427,469
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,803,119
---------------------------------------------------------------------------------------------------------

METAL PROCESSORS & FABRICATOR -- 1.2%
Precision Castparts Corp.                                                      24,000   $       1,322,160
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,322,160
---------------------------------------------------------------------------------------------------------

MINING -- 1.0%
Bema Gold Corp.(1)                                                            425,000   $       1,109,250
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,109,250
---------------------------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 1.1%
Baker Hughes, Inc.                                                             33,000   $       1,297,890
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,297,890
---------------------------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 3.9%
Harvest Natural Resources, Inc.(1)                                            220,000   $       2,921,600
Plains Exploration & Production Co.(1)                                         78,000           1,513,980
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,435,580
---------------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 4.2%
Estee Lauder Co., Inc., (The), Class A                                         25,000   $       1,098,750
Gillette Co., (The)                                                            87,000           3,697,500
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,796,250
---------------------------------------------------------------------------------------------------------

RETAIL -- 2.1%
Select Comfort Corp.(1)                                                        75,000   $       1,191,000
Tweeter Home Entertainment Group, Inc.(1)                                     207,300           1,183,683
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,374,683
---------------------------------------------------------------------------------------------------------

RETAIL - FOOD AND DRUG -- 4.0%
CVS Corp.                                                                      64,000   $       2,560,000
Walgreen Co.                                                                   55,000           2,004,750
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,564,750
---------------------------------------------------------------------------------------------------------

RETAIL - SPECIALTY -- 1.0%
Pep Boys - Manny, Moe & Jack (The)                                             68,500   $       1,089,150
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,089,150
---------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 2.1%
NVIDIA Corp.(1)                                                               190,000   $       2,367,400
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,367,400
---------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 1.0%
ECI Telecom, Ltd.(1)                                                          170,000   $       1,173,000
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,173,000
---------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 6.7%
Leap Wireless International, Inc.(1)                                           43,000   $       1,188,950
NII Holdings, Inc., Class B(1)                                                136,000           4,984,400
NTL, Inc.(1)                                                                   25,331           1,375,727
---------------------------------------------------------------------------------------------------------
                                                                                        $       7,549,077
---------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
    (IDENTIFIED COST $99,658,617)                                                       $     108,795,488
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SHORT-TERM INVESTMENTS -- 2.4%

                                                                    PRINCIPAL
                                                                    AMOUNT
SECURITY                                                            (000'S OMITTED)     VALUE
---------------------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.58%, 9/1/04                                                       $           2,657   $       2,657,000
---------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
    (AT AMORTIZED COST, $2,657,000)                                                     $       2,657,000
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.6%
    (IDENTIFIED COST $102,315,617)                                                      $     111,452,488
---------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.4%                                                  $       1,636,824
---------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                    $     113,089,312
---------------------------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS
Investments, at value
    (identified cost, $102,315,617)                                                $     111,452,488
Cash                                                                                             193
Receivable for investments sold                                                            1,203,953
Receivable from the investment adviser                                                         2,726
Interest and dividends receivable                                                            520,903
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     113,180,263
----------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                  $          58,627
Accrued expenses                                                                              32,324
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $          90,951
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                          $     113,089,312
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals                            $     103,952,441
Net unrealized appreciation (computed on the basis of identified cost)                     9,136,871
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $     113,089,312
----------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes, $2,865)                                           $         741,884
Interest                                                                                      45,207
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $         787,091
----------------------------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                                             $         758,489
Trustees' fees and expenses                                                                    7,274
Custodian fee                                                                                 89,600
Legal and accounting services                                                                 34,522
Interest expense                                                                               8,982
Miscellaneous                                                                                  2,392
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $         901,259
----------------------------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee                                            $           2,726
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $           2,726
----------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $         898,533
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $        (111,442)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
    Investment transactions (identified cost basis)                                $      14,121,964
    Foreign currency transactions                                                             13,990
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      14,135,954
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                            $     (18,222,403)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (18,222,403)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $      (4,086,449)
----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $      (4,197,891)
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                    AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
    Net investment loss                                             $        (111,442)  $        (468,016)
    Net realized gain (loss)
        from investments and
        foreign currency transactions                                      14,135,954          (1,967,721)
    Net change in unrealized
        appreciation (depreciation)
        from investments                                                  (18,222,403)         30,467,019
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $      (4,197,891)  $      28,031,282
---------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                   $      21,038,376   $      63,757,139
    Withdrawals                                                           (18,246,860)        (67,091,995)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS                                       $       2,791,516   $      (3,334,856)
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $      (1,406,375)  $      24,696,426
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     114,495,687   $      89,799,261
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     113,089,312   $     114,495,687
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                     YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                 2004          2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
    Expenses                                                         0.74%        0.77%        0.75%        0.73%        0.72%
    Interest expense                                                 0.01%          --           --         0.04%        0.01%
    Net investment income (loss)                                    (0.09)%      (0.52)%      (0.44)%      (0.20)%       0.16%
Portfolio Turnover                                                    276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                     (3.47)%      33.37%      (23.66)%         --           --
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR (000'S OMITTED)                       $   113,089  $   114,496  $    89,799  $   122,467  $   183,553
-----------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES
     Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- SECURITIES listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service or a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes

     C INCOME TAXES -- The Portfolio is treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations. There were no credit balances used to reduce the Portfolio's custodian fees for the year ended August 31, 2004.

     E OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

     F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. For the year ended August 31, 2004, the fee amounted to $758,489. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred. Effective May 24, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended August 31, 2004, BMR waived $2,726 of its advisory fee.

3    INVESTMENT TRANSACTIONS
     Purchases and sales of investments, other than short-term obligations, aggregated $324,587,388 and $321,855,216 respectively, for the year ended August 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)
     The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                                                $     103,472,091
     -------------------------------------------------------------------------------
     Gross unrealized appreciation                                 $      12,822,977
     Gross unrealized depreciation                                        (4,842,580)
     -------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION                                   $       7,980,397
     -------------------------------------------------------------------------------

5    LINE OF CREDIT
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended August 31, 2004 was $589,344 and the average interest rate was 1.52%.

GROWTH PORTFOLIO as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth Portfolio (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

EATON VANCE GROWTH FUND

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                       POSITION(S)         TERM OF                                 NUMBER OF PORTFOLIOS
                        WITH THE          OFFICE AND                                  IN FUND COMPLEX
       NAME AND      TRUST AND THE        LENGTH OF      PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH      PORTFOLIO           SERVICE       DURING PAST FIVE YEARS          TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the Trust Chairman, President and            195              Director of EVC
11/9/41                             since 1989; of the  Chief Executive Officer
                                   Portfolio since 1992 of BMR, EVC, EVM and EV;
                                                        Director of EV; Vice
                                                        President and Director of
                                                        EVD. Trustee and/or
                                                        officer of 195
                                                        registered investment
                                                        companies in the Eaton
                                                        Vance Fund Complex.
                                                        Mr. Hawkes is an
                                                        interested person
                                                        because of his positions
                                                        with BMR, EVM, EVC and
                                                        EV, which are affiliates
                                                        of the Trust and the
                                                        Portfolio.

NONINTERESTED
  TRUSTEE(S)
Samuel L. Hayes, III    Trustee    Trustee of the Trust Jacob H. Schiff Professor          195          Director of Tiffany & Co.
2/23/35                             since 1989; of the  of Investment Banking                           (specialty retailer) and
                                   Portfolio since 1993 Emeritus, Harvard                                      Telect, Inc.
                                                        University Graduate                                (telecommunication
                                                        School of Business                                  services company)
                                                        Administration.

William H. Park         Trustee        Since 2003       President and Chief                194                   None
9/19/47                                                 Executive Officer, Prizm
                                                        Capital Management, LLC
                                                        (investment management
                                                        firm) (since 2002).
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman      Trustee        Since 2003       Professor of Law,                  194                   None
7/10/40                                                 Georgetown University Law
                                                        Center (since 1999). Tax
                                                        Partner, Covington &
                                                        Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer        Trustee    Trustee of the Trust President, Chief                   195                   None
9/21/35                             since 1989; of the  Executive Officer and a
                                   Portfolio since 1993 Director of Asset
                                                        Management Finance Corp.
                                                        (a specialty finance
                                                        company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an
                                                        investment and financial
                                                        advisory services
                                                        company) (since September
                                                        2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory
                                                        Director of Berkshire
                                                        Capital Corporation
                                                        (investment banking firm)
                                                        (2002-2003). Formerly,
                                                        Chairman of the Board,
                                                        United Asset Management
                                                        Corporation (a holding
                                                        company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds
                                                        (mutual funds)
                                                        (1980-2000).

Lynn A. Stout           Trustee        Since 1998       Professor of Law,                  195                   None
9/14/57                                                 University of California
                                                        at Los Angeles School of
                                                        Law (since July 2001).
                                                        Formerly, Professor of
                                                        Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)           TERM OF
                            WITH THE           OFFICE AND
    NAME AND             TRUST AND THE          LENGTH OF                       PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH            PORTFOLIO             SERVICE                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.  President of the Trust   Since 2002(2)            Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                EV; Chief Investment Officer of EVM and BMR and
                                                                       Director of EVC. Chief Executive Officer of
                                                                       Belair Capital Fund LLC, Belcrest Capital Fund
                                                                       LLC, Belmar Capital Fund LLC, Belport Capital
                                                                       Fund LLC and Belrose Capital Fund LLC (private
                                                                       investment companies sponsored by EVM). Officer
                                                                       of 57 registered investment companies managed by
                                                                       EVM or BMR.

Gregory L. Coleman   Vice President of the      Since 2001             Partner of Atlanta Capital. Officer of 10
10/28/49                    Trust                                      registered investment companies managed by EVM
                                                                       or BMR.

Arieh Coll           Vice President of the      Since 2000             Vice President of EVM and BMR. Officer of 7
11/9/63                   Portfolio                                    registered investment companies managed by EVM
                                                                       or BMR.

Duncan W. Richardson President of the           Since 2002             Senior Vice President and Chief Equity
10/26/57                  Portfolio                                    Investment Officer of EVM and BMR. Officer of 43
                                                                       registered investment companies managed by EVM
                                                                       or BMR.

James A. Womack      Vice President of the      Since 2001             Vice President of Atlanta Capital. Officer of 10
11/20/68                    Trust                                      registered investment companies managed by EVM
                                                                       or BMR.

Alan R. Dynner            Secretary             Since 1997             Vice President, Secretary and Chief Legal
10/10/40                                                               Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                                       195 registered investment companies managed by
                                                                       EVM or BMR.

William                Treasurer of the       Since 2002(2)            Vice President of EVM and BMR. Officer of 56
J. Austin, Jr.           Portfolio                                     registered investment companies managed by EVM
12/27/51                                                               or BMR.

James L. O'Connor    Treasurer of the Trust     Since 1989             Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                 116 registered investment companies managed by
                                                                       EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                     INVESTMENT ADVISER OF GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    ADMINISTRATOR OF EATON VANCE GROWTH FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                             EATON VANCE GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

444-10/04                                                                  GFSRC

[EV LOGO]

[GRAPHIC]


ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC]

EATON VANCE GLOBAL GROWTH FUND

[GRAPHIC]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Global Growth Fund ("the Fund") Class A shares had a total return of 4.18% during the year ended August 31, 2004. That return was the result of an increase in net asset value (NAV) per share from $12.69 on August 31, 2003, to $13.22 on August 31, 2004.(1)

Class B shares had a total return of 3.61% for the same period, the result of an increase in NAV per share from $12.76 to $13.22.(1) Class C shares had a total return of 3.58% for the same period, the result of an increase in NAV per share from $12.30 to $12.74.(1) Class D shares had a total return of 3.54% for the same period, the result of an increase in NAV per share from $7.63 to $7.90.(1)

By comparison, the Morgan Stanley Capital International World Index had a return of 15.61% for the one-year period ended August 31, 2004.(2)

RIGOROUS RESEARCH UNCOVERS EXCITING OPPORTUNITIES FOR GROWTH AMIDST VOLATILITY

Co-managed by Eaton Vance and Lloyd George Investment Management, the Fund (formerly Eaton Vance Information Age Fund) seeks long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. Investment opportunities outside the United States represent nearly half of the investable stock market universe worldwide. In recognition of this, and of the ever-expanding opportunities for growth stocks in particular, we at Eaton Vance and our partners at Lloyd George continue to combine our research efforts to seek the best growth opportunities worldwide. We believe that the Fund, with its investment approach of broad diversification, is well suited for the continued volatility we anticipate in the global equity markets.

Please turn to the interview with portfolio managers Arieh Coll and Jacob Rees-Mogg to learn more about the Fund's performance over the past year.

                                                  Sincerely,


                                                  /s/ Thomas E. Faust Jr.

                                                  Thomas E. Faust Jr.
                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                    CLASS A   CLASS B    CLASS C    CLASS D
-----------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                             4.18%     3.61%      3.58%      3.54%
Five Years                                          -1.65     -2.23      -2.23       N.A.
Life of Fund+                                        7.76      7.29       6.90      -6.53

SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                            -1.78%    -1.39%      2.58%     -1.46%
Five Years                                          -2.81     -2.56      -2.23       N.A.
Life of Fund+                                        7.05      7.29       6.90      -7.34

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95; Class D: 3/9/01

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. If the sales charge was deducted, the performance would be reduced.

(2) The MSCI World Index is an unmanaged index of global stocks. It is not possible to invest directly in an Index.

(3) SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL AND HON. JACOB REES-MOGG, CO-PORTFOLIO MANAGERS OF GLOBAL GROWTH PORTFOLIO

[PHOTO OF ARIEH COLL]
    Arieh Coll
Co-Portfolio Manager

Q: ARIEH, LET'S START WITH THE U.S. PORTION OF THE FUND. WHAT WAS THE
   ENVIRONMENT LIKE OVER THE PAST YEAR?

A: MR. COLL: The domestic market continued to be volatile. Following a strong run-up in 2003, U.S. equity markets consolidated those prior gains in the first halfof 2004, effectively trading in a tight range for much of the period. Optimism regarding an improving economy and accelerating earnings growth at the start of the year gave way to concerns about potential inflation and impending interest rate increases by the Federal Reserve. Also weighing on investors' minds was the uncertainty of the situation in Iraq. Towards the end of this one-year period, the broader market rebounded, but it was value stocks that led the way. The U.S. portion of the Fund lagged the broader U.S. equity market indexes during the period.

Q: WHAT ACCOUNTED FOR THE RELATIVE UNDER PERFORMANCE OF THE U.S. COMPONENT OF
   THE FUND?

A: MR. COLL: The U.S. broad-based market index is made up of both value stocks and growth stocks - it's about a 50/50 split. In the last year, the market has become more risk-averse. The Fund's U.S. investments are primarily in growth stocks, and as value stocks came into favor this year and outperformed during the period, that hurt our numbers when compared to the broad market index.

   Specifically, our under performance was a function of the Portfolio having held a small number of specific stocks that declined during the period. One such stock was a drug company that had great success with a new product, but failed to keep up its generic drug business, and consequently, its stock price suffered. Also, there were a number of health care stocks that were up over the past year that, unfortunately, we didn't own.

[PHOTO OF JACOB REES-MOGG]
Hon. Jacob Rees-Mogg
Co-Portfolio Manager

   In the consumer discretionary area, there were a few stocks that didn't perform well. One was an Internet travel company that experienced a slowdown in growth; another was a gaming equipment manufacturer whose stock price suffered a short-term correction.

Q: JACOB, LET'S TURN NOW TO THE INTERNATIONAL COMPONENT OF THE FUND. HOW DID IT
   FARE?

A: MR. REES-MOGG: As Arieh pointed out, individual stock selection tends to be the primary driver of relative returns for a growth portfolio such as ours; the performance of just a handful of stocks can have a strong effect on performance. In this case, a few stocks out of around 80 stocks held over the course of the year accounted for the performance shortfall of the Fund.

   For instance, one of our media stocks lost 26% of its value, in spite of increasing its operating profits, its earnings per share, and decreasing its net debt. The reason for the short-term price correction was concern that the company could not meet its target of 10 million subscribers by the year 2010, coupled with worries over how much it would spend in trying to reach that goal. Even if the target of 10 million subscribers is not met, the potential for growth remains likely, and the fundamentals strong. Still, the set-back in share price had a negative effect on returns.

The stock of a major advertising firm the Portfolio held fell 10.9% since the firm was purchased in December 2003. The shares had posted modest gains until July 2004, when concern over the proposed acquisition of another company sent the price down sharply over the summer. The acquisition in question has now been successfully completed, and the company's share price has recovered, but the timing of the brief decline was detrimental to returns for the August 31, 2004 timeframe.


Q: WHAT WERE THE AREAS OF POSITIVE PERFORMANCE?

A: MR. COLL: On the U.S. side, some specific stocks added to returns during the period. One of our biggest positions over the past year has been in the company that makes a very successful wireless handheld device. The stock tripled during the time period. Also, despite the short-term correction in one gaming stock, we also have other positions in gaming stocks that did very well. We also were anticipating the recovery in the art auction market; companies we held in that group are recovering from the recession and were good performers for us.

   One of the worst performing sectors in the broad market over the past year was technology, but our average technology holding was up for the year. This is an example of how stock selection can greatly influence relative returns on the upside as well.

[CHART]

FIVE LARGEST INDUSTRY POSITIONS+
As a percentage of total net assets

BUSINESS SERVICES                       9.6%

COMPUTERS & BUSINESS EQUIPMENT          9.1%

DIVERSIFIED TELECOMMUNICATION SERVICES  8.7%

PUBLISHING                              6.7%

SPECIALITY RETAIL                       6.1%

+ As of August 31, 2004. Industry positions subject to change due to active management.

[CHART]

GEOGRAPHIC DISTRIBUTION+
As a percentage of common stock investments

South Africa                  1.7%

United States                44.2%

United Kingdon               18.3%

Other Europe                 12.5%

Japan                         8.7%

Other Asia                    8.3%

Canada                        4.3%

Israel                        2.0%

+ As of August 31, 2004. Geographic distribution subject to change due to active management.

   MR. REES-MOGG: In the publishing area, we had two stocks perform particularly well. One company recovered from a scandal over faked pictures of British soldiers in Iraq published in its flagship newspaper to post an increase of 35.9%. This was largely due to new management making clear strategic decisions, and thus taking greater advantage of the synergies made possible by an earlier merger. A Spanish publishing company's stock also fared well, rising 40% from the beginning of the year.

Q: RECENTLY, THE FUND HAS HAD A CHANGE IN ITS NAME AND ITS POLICY OF INVESTING
   80% OF ITS ASSETS IN "INFORMATION AGE COMPANIES." HOW HAS THIS PLAYED OUT THIS YEAR?

A: MR. REES-MOGG: In January of this year, the Fund's name changed to "Eaton
   Vance Global Growth Fund" and the Fund was no longer required to invest at least 80% of its net assets in information age companies. The reasoning behind this was that, while we continued to believe that there were better-than-average growth prospects among information-driven companies, the prospectus definition excluded many companies driven by specialized, technology-oriented information (such as biotechnology and online trading companies). Under the new fund name and policy, we are able to research and invest in an even more diversified universe of growth stocks.

   MR. COLL: We believe that this added layer of diversification enhances our investment style, which is already diversified by market capitalization, geographical region, and industry grouping. We will continue to use our intensive research efforts, both here at Eaton Vance and at Lloyd George Management in London, to uncover global growth stocks that are reasonably priced in relation to their fundamental value and that are expected to grow in value over time.

   THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

MANAGEMENT DISCUSSION

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GLOBAL GROWTH FUND CLASS A VS THE MSCI WORLD INDEX*

                                 GLOBAL GROWTH-A

                EATAN VANCE       EATAN VANCE
                GLOBAL GROWTH     GLOBAL GROWTH
                FUND CLASS A      FUND CLASS A                  MSCI WORLD
DATE            OR NAV            WITH SALES CHARGE             INDEX
 9/30/1995      10,000             9,425                           10000
10/31/1995      10,138             9,554                          9840.4
11/30/1995      10,236             9,647                        10179.93
12/31/1995      10,296             9,703                        10475.42
 1/31/1996      10,335             9,740                        10662.75
 2/29/1996      10,562             9,954                         10725.5
 3/31/1996      10,581             9,972                        10901.75
 4/30/1996      11,143            10,501                        11155.86
 5/31/1996      11,360            10,706                        11163.27
 6/30/1996      11,192            10,548                        11217.48
 7/31/1996      10,502             9,898                        10818.79
 8/31/1996      10,897            10,269                         10940.9
 9/30/1996      11,547            10,882                           11367
10/31/1996      11,320            10,669                         11444.1
11/30/1996      11,842            11,161                        12083.16
12/31/1996      11,715            11,041                        11887.38
 1/31/1997      11,923            11,236                        12028.41
 2/28/1997      11,932            11,246                         12164.5
 3/31/1997      11,518            10,855                        11921.62
 4/30/1997      11,617            10,948                        12309.03
 5/31/1997      12,564            11,840                        13066.54
 6/30/1997      13,027            12,277                           13716
 7/31/1997      13,648            12,863                        14345.47
 8/31/1997      13,186            12,427                        13383.57
 9/30/1997      13,869            13,071                         14108.4
10/31/1997      13,142            12,386                        13363.58
11/30/1997      13,484            12,708                        13597.79
12/31/1997      13,734            12,943                        13761.23
 1/31/1998      13,895            13,095                        14142.44
 2/28/1998      15,070            14,203                        15096.81
 3/31/1998      15,923            15,006                        15731.98
 4/30/1998      15,969            15,050                        15883.35
 5/31/1998      15,716            14,811                        15681.92
 6/30/1998      16,015            15,093                        16051.71
 7/31/1998      15,865            14,952                        16023.58
 8/31/1998      13,492            12,715                        13884.39
 9/30/1998      14,091            13,280                        14127.56
10/31/1998      14,437            13,606                        15402.27
11/30/1998      15,324            14,442                        16315.82
12/31/1998      16,782            15,816                        17110.44
 1/31/1999      17,831            16,804                        17482.62
 2/28/1999      17,156            16,168                        17015.08
 3/31/1999      17,976            16,941                        17721.04
 4/30/1999      19,085            17,986                        18417.13
 5/31/1999      18,795            17,713                        17741.67
 6/30/1999      20,736            19,543                        18566.68
 7/31/1999      21,375            20,145                        18508.48
 8/31/1999      20,905            19,702                        18473.06
 9/30/1999      21,496            20,259                        18291.43
10/31/1999      22,936            21,616                        19239.71
11/30/1999      26,209            24,700                        19778.47
12/31/1999      30,700            28,932                        21376.91
 1/31/2000      30,330            28,584                        20150.28
 2/29/2000      33,453            31,527                         20202.2
 3/31/2000      33,700            31,760                        21596.04
 4/30/2000      30,796            29,023                        20680.44
 5/31/2000      29,371            27,680                        20154.41
 6/30/2000      30,549            28,790                        20830.55
 7/31/2000      28,494            26,854                        20241.66
 8/31/2000      29,919            28,197                        20897.58
 9/30/2000      28,631            26,983                        19783.95
10/31/2000      27,590            26,002                        19450.04
11/30/2000      25,028            23,587                         18266.7
12/31/2000      25,410            23,947                        18559.79
 1/31/2001      26,240            24,729                        18917.19
 2/28/2001      23,911            22,535                        17316.37
 3/31/2001      21,146            19,929                        16176.07
 4/30/2001      22,529            21,232                        17368.47
 5/31/2001      22,354            21,067                        17142.15
 6/30/2001      21,568            20,326                        16602.65
 7/31/2001      20,899            19,696                        16380.73
 8/31/2001      19,851            18,708                        15592.06
 9/30/2001      17,755            16,733                        14216.07
10/31/2001      18,308            17,254                        14487.53
11/30/2001      19,778            18,639                        15342.41
12/31/2001      20,084            18,927                        15437.31
 1/31/2002      19,240            18,132                        14968.05
 2/28/2002      19,240            18,132                        14836.41
 3/31/2002      20,302            19,133                        15519.67
 4/30/2002      19,545            18,420                        14963.45
 5/31/2002      19,632            18,502                         14988.4
 6/30/2002      17,770            16,747                         14076.4
 7/31/2002      16,183            15,252                        12888.67
 8/31/2002      16,212            15,279                        12910.68
 9/30/2002      15,208            14,333                        11489.21
10/31/2002      16,009            15,087                        12335.78
11/30/2002      16,998            16,020                           12999
12/31/2002      15,878            14,964                        12367.43
 1/31/2003      15,397            14,511                        11990.54
 2/28/2003      14,917            14,058                        11780.69
 3/31/2003      14,728            13,880                         11741.8
 4/30/2003      16,111            15,183                        12782.34
 5/31/2003      17,173            16,184                        13510.09
 6/30/2003      17,479            16,472                        13742.21
 7/31/2003      17,915            16,884                        14019.66
 8/31/2003      18,468            17,405                        14320.84
 9/30/2003      18,279            17,227                        14407.03
10/31/2003      19,414            18,297                        15260.53
11/30/2003      19,763            18,626                        15491.18
12/31/2003      20,477            19,298                        16461.87
 1/31/2004      20,986            19,778                        16726.01
 2/29/2004      21,204            19,984                        17006.09
 3/31/2004      21,088            19,874                        16893.25
 4/30/2004      20,360            19,188                        16547.25
 5/31/2004      20,200            19,037                        16685.33
 6/30/2004      21,219            19,997                         17040.8
 7/31/2004      19,938            18,790                        16484.42
 8/31/2004      19,240            18,132                        16556.87

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GLOBAL GROWTH FUND CLASS B VS THE MSCI WORLD INDEX*

                                 GLOBAL GROWTH-B
                               Inception: 9/18/95

                EATAN VANCE
                GLOBAL GROWTH
                FUND CLASS B                    MSCI WORLD
DATE            OR NAV                          INDEX
 9/30/1995      10,000                          10,000
10/31/1995      10,128                           9,840
11/30/1995      10,226                          10,180
12/31/1995      10,285                          10,475
 1/31/1996      10,315                          10,663
 2/29/1996      10,541                          10,726
 3/31/1996      10,571                          10,902
 4/30/1996      11,112                          11,156
 5/31/1996      11,329                          11,163
 6/30/1996      11,161                          11,217
 7/31/1996      10,482                          10,819
 8/31/1996      10,866                          10,941
 9/30/1996      11,516                          11,367
10/31/1996      11,289                          11,444
11/30/1996      11,811                          12,083
12/31/1996      11,685                          11,887
 1/31/1997      11,892                          12,028
 2/28/1997      11,902                          12,165
 3/31/1997      11,478                          11,922
 4/30/1997      11,567                          12,309
 5/31/1997      12,513                          13,067
 6/30/1997      12,966                          13,716
 7/31/1997      13,587                          14,345
 8/31/1997      13,126                          13,384
 9/30/1997      13,808                          14,108
10/31/1997      13,083                          13,364
11/30/1997      13,414                          13,598
12/31/1997      13,655                          13,761
 1/31/1998      13,811                          14,142
 2/28/1998      14,992                          15,097
 3/31/1998      15,827                          15,732
 4/30/1998      15,872                          15,883
 5/31/1998      15,627                          15,682
 6/30/1998      15,916                          16,052
 7/31/1998      15,760                          16,024
 8/31/1998      13,399                          13,884
 9/30/1998      13,989                          14,128
10/31/1998      14,323                          15,402
11/30/1998      15,203                          16,316
12/31/1998      16,647                          17,110
 1/31/1999      17,683                          17,483
 2/28/1999      17,008                          17,015
 3/31/1999      17,822                          17,721
 4/30/1999      18,905                          18,417
 5/31/1999      18,614                          17,742
 6/30/1999      20,535                          18,567
 7/31/1999      21,152                          18,508
 8/31/1999      20,686                          18,473
 9/30/1999      21,257                          18,291
10/31/1999      22,671                          19,240
11/30/1999      25,963                          19,778
12/31/1999      30,389                          21,377
 1/31/2000      30,007                          20,150
 2/29/2000      33,104                          20,202
 3/31/2000      33,315                          21,596
 4/30/2000      30,429                          20,680
 5/31/2000      29,005                          20,154
 6/30/2000      30,165                          20,831
 7/31/2000      28,122                          20,242
 8/31/2000      29,493                          20,898
 9/30/2000      28,202                          19,784
10/31/2000      27,174                          19,450
11/30/2000      24,630                          18,267
12/31/2000      24,983                          18,560
 1/31/2001      25,766                          18,917
 2/28/2001      23,487                          17,316
 3/31/2001      20,775                          16,176
 4/30/2001      22,117                          17,368
 5/31/2001      21,936                          17,142
 6/30/2001      21,153                          16,603
 7/31/2001      20,496                          16,381
 8/31/2001      19,447                          15,592
 9/30/2001      17,392                          14,216
10/31/2001      17,909                          14,488
11/30/2001      19,335                          15,342
12/31/2001      19,629                          15,437
 1/31/2002      18,790                          14,968
 2/28/2002      18,776                          14,836
 3/31/2002      19,811                          15,520
 4/30/2002      19,056                          14,963
 5/31/2002      19,125                          14,988
 6/30/2002      17,308                          14,076
 7/31/2002      15,742                          12,889
 8/31/2002      15,756                          12,911
 9/30/2002      14,777                          11,489
10/31/2002      15,546                          12,336
11/30/2002      16,497                          12,999
12/31/2002      15,393                          12,367
 1/31/2003      14,917                          11,991
 2/28/2003      14,442                          11,781
 3/31/2003      14,246                          11,742
 4/30/2003      15,588                          12,782
 5/31/2003      16,609                          13,510
 6/30/2003      16,889                          13,742
 7/31/2003      17,322                          14,020
 8/31/2003      17,839                          14,321
 9/30/2003      17,657                          14,407
10/31/2003      18,734                          15,261
11/30/2003      19,056                          15,491
12/31/2003      19,755                          16,462
 1/31/2004      20,230                          16,726
 2/29/2004      20,426                          17,006
 3/31/2004      20,300                          16,893
 4/30/2004      19,601                          16,547
 5/31/2004      19,433                          16,685
 6/30/2004      20,412                          17,041
 7/31/2004      19,167                          16,484
 8/31/2004      18,482                          16,557

PERFORMANCE+                                       CLASS A     CLASS B    CLASS C    CLASS D
--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (AT NET ASSET VALUE)
One Year                                              4.18%        3.61%     3.58%      3.54%
Five Years                                           -1.65        -2.23     -2.23       N.A.
Life of Fund+                                         7.76         7.29      6.90      -6.53

SEC AVERAGE ANNUAL TOTAL RETURNS
  (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                             -1.78%       -1.39%    2.58%      -1.46%
Five Years                                           -2.81        -2.56     -2.23       N.A.
Life of Fund+                                         7.05         7.29      6.90      -7.34

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95; Class D:3/9/01

* Sources: Thomson Financial; Lipper Inc. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class A and Bshares with that of a broad-based securities market Index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/22/95 at net asset value would have grown to $17,971 on August 31, 2004. An investment in the Fund's Class D shares on 3/9/01 at net asset value would be worth $7,900 on August 31, 2004; $7,663 with the applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in it. It is not possible to invest directly in an Index.
+ SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE
      OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN
  REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS
      FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR
            PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER
                             TO www.eatonvance.com.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         EATON VANCE GLOBAL GROWTH FUND

                      BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                             (3/1/04)                  (8/31/04)                (3/1/04 - 8/31/04)
-------------------------------------------------------------------------------------------------------
Actual
Class A                     $  1,000.00                $    907.30                    $  11.75
Class B                     $  1,000.00                $    904.90                    $  14.13
Class C                     $  1,000.00                $    904.80                    $  14.12
Class D                     $  1,000.00                $    904.90                    $  14.13

Hypothetical
(5% return
before expenses)
Class A                     $  1,000.00                $  1,012.80                    $  12.40
Class B                     $  1,000.00                $  1,010.30                    $  14.91
Class C                     $  1,000.00                $  1,010.30                    $  14.91
Class D                     $  1,000.00                $  1,010.30                    $  14.91

* Expenses are equal to the Fund's annualized expense ratio of 2.45% for Class A shares, 2.95% for Class B shares, 2.95% for Class C, and 2.95% for Class D shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Global Growth Portfolio, at value
   (identified cost, $83,366,102)                                             $    86,616,937
Receivable for Fund shares sold                                                        18,198
Prepaid expenses                                                                       13,904
Tax reclaims receivable                                                                 3,743
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    86,652,782
---------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $       278,955
Payable to affiliate for distribution and service fees                                 18,079
Accrued expenses                                                                       74,703
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $       371,737
---------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    86,281,045
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $   142,478,834
Accumulated net realized loss from Portfolio (computed on the
   basis of identified cost)                                                      (59,294,240)
Accumulated net investment loss                                                      (155,342)
Net unrealized appreciation                                                               958
Net unrealized appreciation from Portfolio (computed on the
   basis of identified cost)                                                        3,250,835
---------------------------------------------------------------------------------------------
TOTAL                                                                         $    86,281,045
---------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $    39,113,401
SHARES OUTSTANDING                                                                  2,959,766
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         13.22
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.22)                                           $         14.03
---------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $    33,522,317
SHARES OUTSTANDING                                                                  2,536,159
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         13.22
---------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                    $    12,402,461
SHARES OUTSTANDING                                                                    973,434
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         12.74
---------------------------------------------------------------------------------------------

CLASS D SHARES

NET ASSETS                                                                    $     1,242,866
SHARES OUTSTANDING                                                                    157,349
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $          7.90
---------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio
   (net of foreign taxes, $166,042)                                           $     1,706,810
Interest and other allocated from Portfolio                                            93,503
Expenses allocated from Portfolio                                                  (1,248,888)
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                          $       551,425
---------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                $       248,838
Trustees' fees and expenses                                                             1,780
Distribution and service fees
   Class A                                                                            188,710
   Class B                                                                            461,463
   Class C                                                                            144,375
   Class D                                                                             12,096
Transfer and dividend disbursing agent fees                                           282,412
Registration fees                                                                      54,341
Legal and accounting services                                                          33,499
Printing and postage                                                                   27,698
Custodian fee                                                                          19,577
Miscellaneous                                                                          10,809
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $     1,485,598
---------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $      (934,173)
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)                            $     7,104,465
   Foreign currency and forward foreign currency exchange
      contract transactions                                                          (169,728)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $     6,934,737
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments from Portfolio (identified cost basis)                         $    (1,566,672)
   Foreign currency and forward foreign currency exchange
      contracts from Portfolio                                                         (7,557)
   Foreign currency and forward foreign currency exchange contracts                    (2,967)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $    (1,577,196)
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $     5,357,541
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     4,423,368
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED        YEAR ENDED
                                                     AUGUST 31, 2004   AUGUST 31, 2003
--------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                               $      (934,173)  $    (1,164,748)
   Net realized gain (loss) from
      investments and foreign
      currency transactions                                6,934,737        (1,208,217)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                    (1,577,196)       13,860,893
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     4,423,368   $    11,487,928
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $     4,790,670   $    39,715,893
      Class B                                              1,823,725         1,431,692
      Class C                                              1,526,604         4,156,195
      Class D                                                539,756           324,978
   Cost of shares redeemed
      Class A                                            (11,341,329)      (46,765,475)
      Class B                                             (9,492,726)      (12,408,956)
      Class C                                             (4,629,744)       (8,056,374)
      Class D                                               (216,764)         (261,545)
   Net asset value of shares exchanged
      Class A                                             12,340,196                --
      Class B                                            (12,340,196)               --
   Redemption fees                                             3,893             1,827
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $   (16,995,915)  $   (21,861,765)
--------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                           $   (12,572,547)  $   (10,373,837)
--------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $    98,853,592   $   109,227,429
--------------------------------------------------------------------------------------
AT END OF YEAR                                       $    86,281,045   $    98,853,592
--------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $      (155,342)  $      (116,318)
--------------------------------------------------------------------------------------

     Certain prior year amounts have been reclassed to conform to the current year presentation.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.690    $  11.140    $  13.640   $  21.840   $  17.340
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.072)   $  (0.088)   $  (0.098)  $  (0.132)  $  (0.213)
Net realized and unrealized gain (loss)                         0.602        1.638       (2.402)     (6.935)      6.939
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.530    $   1.550    $  (2.500)  $  (7.067)  $   6.726
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  13.220    $  12.690    $  11.140   $  13.640   $  21.840
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                  4.18%       13.91%      (18.33)%    (33.65)%     43.12%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                     $  39,113    $  32,559    $  35,502   $  49,231   $  68,208
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.44%        2.39%        1.99%       1.99%       1.99%
   Net expenses after custodian fee reduction                    2.44%        2.39%        1.99%       1.99%       1.99%
   Net investment loss                                          (0.52)%      (0.79)%      (0.76)%     (0.78)%     (0.98)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

+ The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                                2.52%        2.22%       2.14%       2.12%
   Expenses after custodian fee reduction                                     2.52%        2.22%       2.14%       2.12%
   Net investment loss                                                       (0.92)%      (0.99)%     (0.93)%     (1.11)%
Net investment loss per share                                            $  (0.102)   $  (0.128)  $  (0.156)  $  (0.241)
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                       CLASS B
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.760    $  11.270    $  13.910   $  22.380   $  17.770
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.169)   $  (0.159)   $  (0.195)  $  (0.249)  $  (0.353)
Net realized and unrealized gain (loss)                         0.629        1.649       (2.445)     (7.088)      7.189
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.460    $   1.490    $  (2.640)  $  (7.337)  $   6.836
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  13.220    $  12.760    $  11.270   $   13.910  $  22.380
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                  3.61%       13.22%      (18.98)%    (34.06)%     42.58%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $  33,522    $  50,558    $  55,898   $  87,092   $ 148,603
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.94%        3.02%        2.72%       2.64%       2.59%
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.64%       2.59%
   Net investment loss                                          (1.22)%      (1.42)%      (1.48)%     (1.44)%     (1.59)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                       CLASS C
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.300    $  10.870    $  13.400   $  21.610   $  17.280
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.152)   $  (0.154)   $  (0.187)  $  (0.238)  $  (0.342)
Net realized and unrealized gain (loss)                         0.592        1.584       (2.343)     (6.839)      6.898
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.440    $   1.430    $  (2.530)  $  (7.077)  $   6.556
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  12.740    $  12.300    $  10.870   $  13.400   $  21.610
-----------------------------------------------------------------------------------------------------------------------

Total Return(2)                                                  3.58%       13.16%      (18.88)%    (34.07)%     42.42%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $  12,402    $  14,817    $  17,064   $  27,527   $  41,113
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.94%        3.02%        2.72%       2.64%       2.60%
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.64%       2.60%
   Net investment loss                                          (1.14)%      (1.42)%      (1.47)%     (1.44)%     (1.57)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                CLASS D
                                                            -----------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                            2004(1)      2003(1)      2002(1)     2001(1)(2)
-----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $   7.630    $   6.740    $   8.320   $  10.000
-----------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.086)   $  (0.094)   $  (0.112)  $  (0.059)
Net realized and unrealized gain (loss)                         0.356        0.984       (1.468)     (1.621)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.270    $   0.890    $  (1.580)  $  (1.680)
-----------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(6) $   0.000(6) $      --   $      --
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $   7.900    $   7.630    $   6.740   $   8.320
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                 3.54%        13.20%      (18.99)%    (16.80)%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $   1,243    $     919    $     764   $     469
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                               2.94%        3.02%        2.72%       2.62%(5)
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.62%(5)
   Net investment loss                                          (1.04)%      (1.40)%      (1.44)%     (1.37)%(5)
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%
-----------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) For the period from commencement of operations, March 9, 2001, to August 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Global Growth Fund (formerly known as Eaton Vance Information Age
   Fund) (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B and Class D shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $58,727,715 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2011 ($16,365,439) and August 31, 2010 ($42,362,276). Additionally, at August 31,
   2004, the Fund had net capital losses of $155,342 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's taxable year ended August 31,2005. During the year ended August 31, 2004, capital loss carryovers of $7,609,330 were utilized to offset net realized gains.

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2004.

   F REDEMPTION FEES -- Upon the redemption or exchange of shares (on or after February 1, 2003) held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $3,893 and $1,827 for the year ended August 31, 2004 and 2003, respectively.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   There were no distributions paid for the year ended August 31, 2004 or 2003.

   During the year ended August 31, 2004, accumulated paid-in capital was decreased by $1,064,876, accumulated net investment loss was decreased by $895,149 and accumulated net realized loss on investments was decreased by $169,727 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

   At August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income        $         -0-
   Capital loss carryforwards             (58,727,715)
   Post October loss                         (155,342)

   The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales.

3  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $248,838. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $24,863 in sub-transfer agent fees. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $6,132 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

   Certain officers and Trustees of the Fund and of the Portfolio are officers or directors of EVM or EVD.

4  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   CLASS A                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             343,696          3,652,000
   Redemptions                                      (821,079)        (4,274,648)
   Exchange from Class B shares                      872,164                 --
   ----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                           394,781           (622,648)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   CLASS B                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             129,843            127,764
   Redemptions                                      (685,152)        (1,125,480)
   Exchange to Class A shares                       (869,967)                --
   ----------------------------------------------------------------------------
   NET DECREASE                                   (1,425,276)          (997,716)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   Class C                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             113,961            386,897
   Redemptions                                      (344,934)          (752,920)
   ----------------------------------------------------------------------------
   NET DECREASE                                     (230,973)          (366,023)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   Class D                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                              63,191             47,152
   Redemptions                                       (26,365)           (39,921)
   ----------------------------------------------------------------------------
   NET INCREASE                                       36,826              7,231
   ----------------------------------------------------------------------------

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of
   (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and
   (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B, Class C and Class D Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

   The Fund paid or accrued $100,057, $346,097, $108,281 and $9,072, for Class
   A, Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended August 31, 2004, representing 0.26%, 0.75%, 0.75% and 0.75% of the average daily net assets for Class A, Class B, Class C and Class D shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,094,000, $2,910,000 and $35,000 for Class B, Class C and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares (except those converted from Class D shares) which have remained outstanding for more than one year and in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for any fiscal year. Class D shares converted to Class A shares are subject to a service fee of 0.25% annually immediately upon conversion. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2004 amounted to $88,653, $115,366, $36,094 and $3,024 for Class A, Class B, Class C and Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $85,000, $400 and $7,000 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares, respectively, for the year ended August 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $8,698,998 and $27,066,514, respectively, for the year ended August 31, 2004.

8  NAME CHANGE

   Effective January 1, 2004, Eaton Vance Information Age Fund's name was changed to Eaton Vance Global Growth Fund.

9  SUBSEQUENT EVENT

   Effective September 10, 2004, Class D shares of the Fund were closed and any Class D shares outstanding on that date were merged into Class A.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GLOBAL GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund (formerly Eaton Vance Information Age Fund) ("the Fund"), a series of Eaton Vance Growth Trust at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2004

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004 the Fund paid foreign taxes of $166,042 and recognized foreign source income of $166,042.

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.4%

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
ADVERTISING -- 3.8%

Havas Advertising                                   300,000      $     1,435,288
WPP Group PLC                                       205,850            1,848,287
--------------------------------------------------------------------------------
                                                                 $     3,283,575
--------------------------------------------------------------------------------

AEROSPACE AND DEFENSE -- 2.9%

Precision Castparts Corp.                            11,000      $       605,990
Thales SA                                            57,000            1,930,168
--------------------------------------------------------------------------------
                                                                 $     2,536,158
--------------------------------------------------------------------------------

AUTOMOBILES -- 2.4%

Toyota Motor Corp.                                   53,000      $     2,092,217
--------------------------------------------------------------------------------
                                                                 $     2,092,217
--------------------------------------------------------------------------------

BEVERAGES -- 0.6%

Cott Corp.(1)                                        18,000      $       487,980
--------------------------------------------------------------------------------
                                                                 $       487,980
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.0%

Celgene Corp.(1)                                     15,000      $       851,250
--------------------------------------------------------------------------------
                                                                 $       851,250
--------------------------------------------------------------------------------

BROADCASTING -- 3.2%

British Sky Broadcasting Group PLC                  133,240      $     1,149,893
Television Broadcasts, Ltd.                         396,000            1,646,127
--------------------------------------------------------------------------------
                                                                 $     2,796,020
--------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.3%

Eagle Materials, Inc.                                 7,000      $       454,370
Sumitomo Osaka Cement Co., Ltd.                     287,000              669,809
--------------------------------------------------------------------------------
                                                                 $     1,124,179
--------------------------------------------------------------------------------

BUSINESS SERVICES -- 9.6%

CheckFree Corp.(1)                                   18,400      $       501,400
Cognizant Technology Solutions Corp.(1)              22,000              603,240
Dun & Bradstreet Corp.(1)                            17,600              970,464
MDC Partners, Inc., Class A(1)                       33,000              396,363
PMI Group, Inc., (The)                               26,000            1,079,780
Providian Financial Corp.(1)                         33,000              476,520
Singapore Post Ltd.                               3,540,000            1,624,352
Sirva, Inc.(1)                                       69,400            1,469,892
Sotheby's Holdings, Inc.(1)                          72,000            1,151,280
--------------------------------------------------------------------------------
                                                                 $     8,273,291
--------------------------------------------------------------------------------

CHEMICALS -- 1.1%

Kingboard Chemical Holdings Ltd.                    492,000      $       927,653
--------------------------------------------------------------------------------
                                                                 $       927,653
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 3.0%

ABN AMRO Holdings NV                                 76,691      $     1,633,141
Commerce Bancorp, Inc.                                9,300              487,971
Mitsubishi Tokyo Financial Group, Inc., ADR          50,000              453,000
--------------------------------------------------------------------------------
                                                                 $     2,574,112
--------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.4%

Coinstar, Inc.(1)                                    38,000      $       749,360
Intersections, Inc.(1)                               33,100              419,708
--------------------------------------------------------------------------------
                                                                 $     1,169,068
--------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 9.1%

PalmOne, Inc.(1)                                    134,314      $     4,385,352
Research in Motion Ltd.(1)                           37,300            2,246,206
Sindo Ricoh Co.                                      25,400            1,214,736
--------------------------------------------------------------------------------
                                                                 $     7,846,294
--------------------------------------------------------------------------------

DATA PROCESSING & Outsourced Services -- 0.1%

Intellisync Corp.(1)                                 57,400      $       128,576
--------------------------------------------------------------------------------
                                                                 $       128,576
--------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Central European Distribution Corp.(1)               12,000      $       293,880
--------------------------------------------------------------------------------
                                                                 $       293,880
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.7%

Citizens Communications Co.                          83,000      $     1,048,290
KT Corp. ADR                                         82,907            1,452,531
Leap Wireless International, Inc.(1)                 17,000              470,050

                        See notes to financial statements

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES (CONTINUED)

NII Holdings, Inc., Class B(1)                       51,000      $     1,869,150
NTL, Inc.(1)                                         10,500              570,255
Swisscom AG(1)                                        6,400            2,116,961
--------------------------------------------------------------------------------
                                                                 $     7,527,237
--------------------------------------------------------------------------------

EDUCATION -- 0.9%

EVCI Career Colleges Holding Corp.(1)                43,800      $       317,112
Laureate Education, Inc.(1)                          14,000              478,660
--------------------------------------------------------------------------------
                                                                 $       795,772
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.1%

Fujikura Ltd.                                       391,000      $     1,775,152
--------------------------------------------------------------------------------
                                                                 $     1,775,152
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS -- 0.1%

Min Aik Technology Co., Ltd.                         38,700      $        67,438
--------------------------------------------------------------------------------
                                                                 $        67,438
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%

FLIR Systems, Inc.(1)                                 5,000      $       291,850
--------------------------------------------------------------------------------
                                                                 $       291,850
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.1%

Student Loan Corp., (The)                               400      $        57,500
--------------------------------------------------------------------------------
                                                                 $        57,500
--------------------------------------------------------------------------------

GAMING EQUIPMENT -- 1.4%

WMS Industries, Inc.(1)                              60,200      $     1,216,642
--------------------------------------------------------------------------------
                                                                 $     1,216,642
--------------------------------------------------------------------------------

GENERIC DRUGS -- 1.0%

Taro Pharmaceutical Industries Ltd.(1)               43,000      $       891,390
--------------------------------------------------------------------------------
                                                                 $       891,390
--------------------------------------------------------------------------------

HARDWARE - NETWORKING -- 0.5%

Blue Coat Systems, Inc.(1)                           12,000      $       175,440
RADWARE Ltd.(1)                                      12,500              234,375
--------------------------------------------------------------------------------
                                                                 $       409,815
--------------------------------------------------------------------------------

HEALTH CARE - PROVIDERS & SERVICES -- 1.3%

PacifiCare Health Systems, Inc.(1)                   34,000      $     1,108,740
--------------------------------------------------------------------------------
                                                                 $     1,108,740
--------------------------------------------------------------------------------

INSURANCE -- 3.4%

Prudential PLC                                      250,600      $     1,990,574
Radian Group, Inc.                                   22,000              974,600
--------------------------------------------------------------------------------
                                                                 $     2,965,174
--------------------------------------------------------------------------------

INVESTMENT COMPANIES -- 0.5%

Japan Asia Investment Co., Ltd.                     107,100      $       388,669
--------------------------------------------------------------------------------
                                                                 $       388,669
--------------------------------------------------------------------------------

IT CONSULTING & SERVICES -- 2.8%

Affiliated Computer Services, Inc.(1)                24,000      $     1,303,920
Answerthink, Inc.(1)                                 50,000              282,500
Kanbay International, Inc.(1)                        42,300              842,193
--------------------------------------------------------------------------------
                                                                 $     2,428,613
--------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 0.8%

DENTSPLY International, Inc.                         11,000      $       560,450
I-Flow Corp.(1)                                      11,227              170,426
--------------------------------------------------------------------------------
                                                                 $       730,876
--------------------------------------------------------------------------------

MINING -- 0.5%

Bema Gold Corp.(1)                                  180,000      $       469,800
--------------------------------------------------------------------------------
                                                                 $       469,800
--------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 0.6%

Baker Hughes, Inc.                                   13,000      $       511,290
--------------------------------------------------------------------------------
                                                                 $       511,290
--------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 4.2%

BP PLC                                              189,000      $     1,679,388
Harvest Natural Resources, Inc.(1)                   70,000              929,600
Plains Exploration & Production Co.(1)               30,000              582,300
Spinnaker Exploration Co.(1)                         14,000              477,960
--------------------------------------------------------------------------------
                                                                 $     3,669,248
--------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 2.3%

Estee Lauder Cos., Inc. (The), Class A                6,500      $       285,675
Gillette Co. (The)                                   40,000            1,700,000
--------------------------------------------------------------------------------
                                                                 $     1,985,675
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 0.7%

Isolagen, Inc.(1)                                    38,400      $       322,560
Oscient Pharmaceuticals Corp.(1)                     50,000              210,500
Pharmion Corp.(1)                                       800               39,336
--------------------------------------------------------------------------------
                                                                 $       572,396
--------------------------------------------------------------------------------

PRINTING -- 2.2%

St. Ives PLC                                        285,430      $     1,904,028
--------------------------------------------------------------------------------
                                                                 $     1,904,028
--------------------------------------------------------------------------------

PUBLISHING -- 6.7%

Promotora de Informaciones S.A. (Prisa)             145,740      $     2,315,889
Trinity Mirror PLC                                  215,650            2,505,109
Wolters Kluwer N.V. - CVA                            60,650            1,001,106
--------------------------------------------------------------------------------
                                                                 $     5,822,104
--------------------------------------------------------------------------------

RETAIL -- 1.6%

Metro Cash & Carry Ltd.(1)                        3,566,762      $     1,393,214
--------------------------------------------------------------------------------
                                                                 $     1,393,214
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 1.1%

NVIDIA Corp.(1)                                      74,000      $       922,040
--------------------------------------------------------------------------------
                                                                 $       922,040
--------------------------------------------------------------------------------

SOFTWARE -- 0.8%

Microsoft Corp.                                      16,500      $       450,450
Salesforce.com, Inc.(1)                                 800               10,400
VERITAS Software Corp.(1)                            16,000              267,520
--------------------------------------------------------------------------------
                                                                 $       728,370
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.1%

CVS Corp.                                            26,000      $     1,040,000
Pep Boys - Manny, Moe & Jack (The)                   26,500              421,350
Select Comfort Corp.(1)                              30,000              476,400
Tesco PLC                                           433,000            2,077,837
Tweeter Home Entertainment Group, Inc.(1)            86,500              493,915
Walgreen Co.                                         22,000              801,900
--------------------------------------------------------------------------------
                                                                 $     5,311,402
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 0.6%

ECI Telecom Ltd.(1)                                  81,000      $       558,900
--------------------------------------------------------------------------------
                                                                 $       558,900
--------------------------------------------------------------------------------

TRANSPORTATION -- 4.6%

BAA PLC                                             212,000      $     2,120,859
Nippon Konpo Unyu Soko Co., Ltd.                    177,000            1,862,146
--------------------------------------------------------------------------------
                                                                 $     3,983,005
--------------------------------------------------------------------------------

UTILITIES -- 0.7%

NRG Energy, Inc.(1)                                  22,000      $       601,700
--------------------------------------------------------------------------------
                                                                 $       601,700
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $80,212,069)                                 $    83,472,293
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

                                              PRINCIPAL
                                              AMOUNT
SECURITY                                      (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.58%, 9/1/04                                    $    1,694      $     1,694,000
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,694,000)                               $     1,694,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.3%
   (IDENTIFIED COST $81,906,069)                                 $    85,166,293
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.7%                           $     1,450,797
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $    86,617,090
--------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

                        See notes to financial statements

COUNTRY CONCENTRATION OF PORTFOLIO

                           PERCENTAGE
COUNTRY                    OF NET ASSETS      VALUE
-------------------------------------------------------------
United States                   44.6%         $    38,605,707
United Kingdom                  17.6               15,275,975
Japan                            8.4                7,240,993
Canada                           4.1                3,600,349
France                           3.9                3,365,456
Republic of Korea                3.1                2,667,267
Netherlands                      3.0                2,634,247
Hong Kong                        3.0                2,573,780
Spain                            2.7                2,315,889
Switzerland                      2.4                2,116,961
Israel                           1.9                1,684,665
Singapore                        1.9                1,624,352
South Africa                     1.6                1,393,214
Taiwan                           0.1                   67,438

                        See notes to financial statements

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $81,906,069)                     $    85,166,293
Cash                                                                               1,202
Foreign currency, at value (identified cost, $753,647)                           743,977
Receivable for investments sold                                                  481,041
Interest and dividends receivable                                                250,660
Tax reclaim receivable                                                            32,776
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $    86,675,949
----------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $        24,872
Accrued expenses                                                                  33,987
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        58,859
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $    86,617,090
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $    83,365,995
Net unrealized appreciation (computed on the basis of identified cost)         3,251,095
----------------------------------------------------------------------------------------
TOTAL                                                                    $    86,617,090
----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $166,042)                               $     1,706,813
Interest and other                                                                93,503
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $     1,800,316
----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $       748,081
Administration fee                                                               249,351
Trustees' fees and expenses                                                       14,356
Custodian fee                                                                    195,838
Legal and accounting services                                                     37,076
Miscellaneous                                                                      4,216
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     1,248,918
----------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                            $            27
----------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $            27
----------------------------------------------------------------------------------------

NET EXPENSES                                                             $     1,248,891
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $       551,425
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     7,104,476
   Foreign currency and forward foreign currency exchange
      contract transactions                                                     (169,728)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     6,934,748
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (net of foreign taxes of ($20,307))
      (identified cost basis)                                            $    (1,566,676)
   Foreign currency and forward foreign currency exchange
      contracts                                                                   (7,557)
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (1,574,233)
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $     5,360,515
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $     5,911,940
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED         YEAR ENDED
                                                          AUGUST 31, 2004    AUGUST 31, 2003
--------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                  $       551,425    $       340,425
   Net realized gain (loss)
      from investments and
      foreign currency transactions                             6,934,748         (1,215,767)
   Net change in unrealized
      appreciation (depreciation)
      from investments and foreign currency                    (1,574,233)        13,858,554
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $     5,911,940    $    12,983,212
--------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                          $     8,698,998    $    45,660,906
   Withdrawals                                                (27,066,514)       (69,128,396)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                   $   (18,367,516)   $   (23,467,490)
--------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                $   (12,455,576)   $   (10,484,278)
--------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                      $    99,072,666    $   109,556,944
--------------------------------------------------------------------------------------------
AT END OF YEAR                                            $    86,617,090    $    99,072,666
--------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                 YEAR ENDED AUGUST 31,
                                                        ----------------------------------------------------------------------
                                                           2004          2003          2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                    1.25%         1.24%         1.15%           1.11%          1.13%
   Expenses after custodian fee reduction                      1.25%         1.24%         1.15%           1.11%          1.13%
   Net investment income (loss)                                0.55%         0.35%         0.08%           0.08%         (0.13)%
Portfolio Turnover                                              164%           93%          107%            160%           173%
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                5.42%        15.23%       (17.67)%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $    86,617   $    99,073   $   109,557     $   204,969    $   334,611
------------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Global Growth Portfolio (formerly known as Information Age Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities expected to grow in value. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   C FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   D OPTIONS ON FINANCIAL FUTURES -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When the purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the adviser fee was 0.75% of average net assets for such period and amounted to $748,081. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administration fee was 0.25% of average net assets for such period and amounted to $249,351. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $153,922,338 and $169,883,420, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, are as follows:

   AGGREGATE COST                                                $    82,473,891
   -----------------------------------------------------------------------------

   Gross unrealized appreciation                                 $     7,729,934
   Gross unrealized depreciation                                      (5,037,532)
   -----------------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                                   $     2,692,402
   -----------------------------------------------------------------------------

   The net unrealized depreciation on foreign currency was $9,129.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at August 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

8  NAME CHANGE

   Effective January 1, 2004, the Information Age Portfolio's name was changed to Global Growth Portfolio.

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF GLOBAL GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Global Growth Portfolio (formerly Information Age Portfolio) (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2004

EATON VANCE GLOBAL GROWTH FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen and Lloyd George, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                        POSITION(S)      TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE     OFFICE AND                                 IN FUND COMPLEX
      NAME AND         TRUST AND THE    LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH        PORTFOLIO       SERVICE     DURING PAST FIVE YEARS          TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

James B. Hawkes           Trustee      Trustee of   Chairman, President and            195                 Director of EVC
11/9/41                                the Trust    Chief Executive Officer
                                       since 1989;  of BMR, EVC, EVM
                                         of the     and EV; Director of EV;
                                       Portfolio    Vice President and
                                       since 1995   Director of EVD. Trustee
                                                    and/or officer of
                                                    195 registered investment
                                                    companies in the Eaton
                                                    Vance Fund Complex.
                                                    Mr. Hawkes is an
                                                    interested person because
                                                    of his positions with
                                                    BMR, EVM, EVC and EV
                                                    which are affiliates of
                                                    the Trust and the
                                                    Portfolio.

Hon. Robert Lloyd       Trustee and     Trustee     Chief Executive Officer             5                  Chairman of LGM
George(2)                 Vice of     since 1996;   of LGM and Lloyd George.
8/13/52                President the      Vice      Mr. LloydGeorge is an
                         Portfolio      President   interested person because
                                       since 1995   of his positions with LGM
                                                    and Lloyd George, which
                                                    are affiliates of the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y. Chen(2)     Trustee of     Since 1996   President of Lingnan                5            Director of First Pacific
1/14/45                the Portfolio                University in Hong Kong.                          Company, Asia Satellite
                                                                                                         Telecommunications
                                                                                                       Holdings Ltd. and Wharf
                                                                                                     Holdings Limited (property
                                                                                                           management and
                                                                                                           communications)


Samuel L. Hayes, III      Trustee     Trustee of    Jacob H. Schiff Professor          196           Director of Tiffany & Co.
2/23/35                               the Trust     of Investment Banking                            (specialty retailer) and
                                      since 1989;   Emeritus, Harvard                                       Telect, Inc.
                                      of the        University Graduate                              (telecommunication services
                                      Portfolio     School of Business                                        company)
                                      since 1995    Administration.

William H. Park           Trustee      Since 2003   President and Chief                194                       None
9/19/47                                             Executive Officer, Prizm
                                                    Capital Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer, United Asset
                                                    Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms)
                                                    (1982-2001).

Ronald A. Pearlman        Trustee      Since 2003   Professor of Law,                  194                       None
7/10/40                                             Georgetown University Law
                                                    Center (since 1999). Tax
                                                    Partner, Covington &
                                                    Burling, Washington, DC
                                                    (1991-2000).

                        POSITION(S)      TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE     OFFICE AND                                 IN FUND COMPLEX
      NAME AND         TRUST AND THE    LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH        PORTFOLIO       SERVICE     DURING PAST FIVE YEARS          TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer          Trustee      Trustee of   President, Chief                   195                       None
9/21/35                                the Trust    Executive Officer and a
                                       since 1989;  Director of Asset
                                         of the     Management Finance Corp.
                                       Portfolio    (a specialty finance
                                       since 1995   company serving the
                                                    investment management
                                                    industry) (since October
                                                    2003). President, Unicorn
                                                    Corporation (an
                                                    investment and financial
                                                    advisory services
                                                    company) (since September
                                                    2000). Formerly,
                                                    Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an
                                                    investment management
                                                    company) (2000-2003).
                                                    Formerly, Advisory
                                                    Director of Berkshire
                                                    Capital Corporation
                                                    (investment banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional investment
                                                    management firms) and
                                                    Chairman, President and
                                                    Director, UAM Funds
                                                    (mutual funds)
                                                    (1980-2000).

Lynn A. Stout             Trustee      Since 1998   Professor of Law,                  195                       None
9/14/57                                             University of California
                                                    at Los Angeles School of
                                                    Law (since July2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)         TERM OF
                               WITH THE        OFFICE AND
       NAME AND               TRUST AND         LENGTH OF                           PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH          THE PORTFOLIO        SERVICE                             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the   Since 2002(3)   Executive Vice President of EVM, BMR, EVC and EV; Chief Investment
5/31/58                         Trust                         Officer of EVM and BMR and Director of EVC. Chief Executive Officer
                                                              of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                              Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund
                                                              LLC (private investment companies sponsored by EVM). Officer of
                                                              57 registered investment companies managed by EVM or BMR.

Gregory L. Coleman        Vice President of    Since 2001     Partner of Atlanta Capital. Officer of 10 registered investment
10/28/49                       theTrust                       companies managed by EVM or BMR.

Arieh Coll                Vice President of    Since 2003     Vice President of EVM and BMR. Officer of 7 registered investment
11/9/63                      the Portfolio                    companies managed by EVM and BMR.

Duncan W. Richardson         President of      Since 2002     Senior Vice President and Chief Equity Investment Officer of EVM
10/26/57                     the Portfolio                    and BMR. Officer of 43 registered investment companies managed by
                                                              EVM or BMR.


James A. Womack           Vice President of    Since 2001     Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                       the Trust                      investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary        Since 1997     Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                                      EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

William J. Austin, Jr.       Treasurer of     Since 2002(3)   Vice President of EVM and BMR. Officer of 56 registered investment
12/27/51                     the Portfolio                    companies managed by EVM or BMR.

                             POSITION(S)         TERM OF
                               WITH THE        OFFICE AND
       NAME AND               TRUST AND         LENGTH OF                           PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH          THE PORTFOLIO        SERVICE                             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
James L. OConnor          Treasurer of the    Since 1989     Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                          Trust                         investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Mr. Lloyd George is 3803 One Exchange Square, Central, Hong Kong and for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

              SPONSOR AND MANAGER OF EATON VANCE GLOBAL GROWTH FUND
                  AND ADMINISTRATOR OF GLOBAL GROWTH PORTFOLIO
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                     CO-ADVISERS OF GLOBAL GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 One Exchange Square
                               Central, Hong Kong

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 High Street
                                Boston, MA 02110

                         EATON VANCE GLOBAL GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

      This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC IMAGE]

EATON VANCE GREATER CHINA GROWTH FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST]
Thomas E. Faust
President

Eaton Vance Greater China Growth Fund Class A shares had a total return of 18.51% for the year ended August 31, 2004. That return was the result of an increase in net asset value per share (NAV) from $10.21 on August 31, 2003 to $12.07 on August 31, 2004 and the reinvestment of $0.028 in dividends.(1)

Class B shares had a total return of 18.03% for the same period, the result of an increase in NAV from $8.93 on August 31, 2003 to $10.54 on August 31, 2004.1 Class C shares had a total return of 17.82% for the same period, the result of an increase in NAV from $6.06 on August 31, 2003 to $7.14 on August 31, 2004.(1)

The Morgan Stanley Capital International Golden Dragon Index - a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan - had a return of 13.42% for the year ended August 31, 2004.(2)

GREATER CHINA MARKETS CONTINUED TO POST IMPRESSIVE RESULTS IN 2004...

The China region markets turned in strong performances again in 2004, although the advances were less robust than those registered in 2003. The area continued to generate GDP growth rates that were among the world's fastest, while many companies enjoyed enviable earnings growth.

However, fast growth and the sharp rise in energy prices has become an increasing worry to investors concerned about the possibility of inflation. Mainland China's economy was firmly on track and remained an engine for the rest of the region. China's GDP rate slowed in the second quarter of 2004, but largely as a result of government efforts to make growth more manageable, a strategy that appears to have been successful. While Taiwan's economy achieved its fastest growth rate in four years, investors kept a wary eye on U.S. demand, a key factor in Taiwan's export-based economy. Meanwhile, Hong Kong's recovery was boosted by a rebound in consumer spending and a surge in investment.

AMID SURGING GROWTH, CHINA CONTINUES TO ADOPT ECONOMIC REFORMS...

Countries in the Greater China region have continued to embrace economic reforms and modernization programs. We believe that these trends may foster further growth and development and present additional interesting investment opportunities. In the following pages, portfolio manager Pamela Chan discusses the past fiscal year and developments in the Fund.

                                                     Sincerely,

                                                     /s/ Thomas E. Faust

                                                     Thomas E. Faust
                                                     President
                                                     October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                                                     CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                            18.51%     18.03%     17.82%
Five Years                                                                           1.20       0.54       0.45
Ten Years                                                                           -1.53      -2.09      -2.30
Life of Fund+                                                                        2.57       0.58      -3.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                                            11.72%     13.03%     16.82%
Five Years                                                                           0.00       0.15       0.45
Ten Years                                                                           -2.11      -2.09      -2.30
Life of Fund+                                                                        2.06       0.58      -3.08

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR THE FUND'S CLASS B AND CLASS C SHARES. IF SALES CHARGES WERE INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. CALCULATIONS FOR MSCI INDEX USE NET DIVIDENDS, WHICH REFLECT THE DEDUCTION OF WITHHOLDING TAXES. (3) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004
MANAGEMENT DISCUSSION

[PHOTO OF PAMELA CHAN]
Pamela Chan
Portfolio Manager

AN INTERVIEW WITH PAMELA CHAN OF LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO GREATER CHINA GROWTH PORTFOLIO.

Q: PAMELA, HOW WOULD YOU CHARACTERIZE THE ECONOMIC AND INVESTMENT CLIMATE IN THE
   CHINA REGION DURING THE PAST FISCAL YEAR?

A: China's economy has continued to perform strongly across the board. Following
   GDP growth of 9.1% year-over-year in 2003, GDP rose 11.1% in the first quarter of 2004, while gross investment rose 23%. Exports rose 34.6% year-over-year in 2003, 34.1% in the first quarter of 2004 and 35.7% year-over-year in the first half of 2004.

   With this dramatic growth as a backdrop, the Chinese government has been taking steps to slow growth in certain areas in order to prevent the development of a bubble. This policy started last year, when the bank deposit reserve requirement was raised to slow credit growth. In the first half of this year, restrictions on new projects were introduced in certain sectors, notably in steel, cement and property.

   The Chinese government has also remained committed to reforms designed to overhaul the institutional framework of the economy, in particular the banking system. At the end of 2003, $45 billion was injected into the Bank of China and China Construction Bank on the condition that they improve their capital adequacy. In January, a number of taxes on farmers were lifted to improve rural living conditions, something the leadership has identified as a priority.

Q: WHAT HAVE BEEN THE CATALYSTS BEHIND CHINA'S GROWTH THIS YEAR?

A: The major catalysts of China's economic growth have not changed significantly from last year: fixed asset investment (FAI) continued to drive GDP growth. Private consumption has also contributed to China's expanding GDP in 2004, although to a smaller extent than FAI growth.

Q: HONG KONG IS THE PORTFOLIO'S LARGEST COUNTRY WEIGHTING. HOW HAS THE ECONOMY
   FARED IN THE FORMER COLONY?

A: In Hong Kong, GDP rose 12.1% in the second quarter of 2004, ahead of market expectations, even when compared to last year's severe acute resiratory syndrome (SARS)-related slowdown. Private consumption rose 10.9% during the same period, the highest rate in almost 13 years. Investment rose 13.2%, the highest rate in three years, while exports rose 18%.

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
By total net assets

[CHART]

DIVERSIFIED OPERATIONS         13.9%
ELECTRIC - INTEGRATED          12.1%
BANKS                          11.3%
TELECOMMUNICATION SERVICES      8.0%
DISTRIBUTION - WHOLESALE        5.0%

REGIONAL DISTRIBUTION(1)
As a percentage of common stock investments

[CHART]

Japan                        0.1%
Hong Kong                   60.8%
Taiwan                      27.6%
China                       11.5%

TEN LARGEST HOLDINGS(1)

CLP Holdings Ltd.                                    5.8%
Jardine Matheson Holdings, Ltd.                      4.9
Chunghwa Telecom Co., Ltd.                           4.7
Hong Kong Electric Holdings, Ltd.                    4.4
Esprit Holdings, Ltd.                                3.7
Shun Tak Holdings, Ltd.                              3.2
Hong Kong and China Gas, Ltd.                        3.1
Swire Pacific, Ltd. - Class A                        2.8
Chinatrust Financial Holding Co. Ltd.                2.7
Hang Seng Bank Ltd.                                  2.7

(1) Because the Fund is actively managed, Industry Weightings, Regional Distribution and Ten Largest Holdings are subject to change. All data as of 8/31/04.

   The signing of the Closer Economic Partnership Arrangement between China and Hong Kong has continued to generate benefits. To facilitate trade and tourism, Beijing announced in January that Hong Kong banks could perform a wider variety of Renminbi-denominated services, such as credit card remittances. Tourism has received a major boost as individual tourists from certain mainland China provinces and cities may now travel to Hong Kong independently, whereas they were previously obliged to travel in groups. This trend has contributed to the strengthening of retail sales, up 10.8% in July 2004. Almost 2 million tourists visited Hong Kong in July, an increase of 54% from the previous year. Importantly, it is not only mainland Chinese tourism that is increasing; arrivals from the U.S. rose 87% in July 2004.

   July of 2004 saw a definite turnaround in the Hong Kong economy, with the first signs of positive inflation emerging after over five years of deflation: July's Consumer Price Index rose 0.9%. Unemployment in the quarter ending July 2004 remained at a two-year low of 6.9%.

Q: AND WHAT ABOUT TAIWAN, ANOTHER LARGE PORTFOLIO WEIGHTING?

A: Taiwan registered impressive growth. In the second quarter of 2004, Taiwan's
   GDP grew 7.7%, slightly lower than in the first quarter. Unemployment fell to a three year low of 4.5% in July, and exports rose 20% in August.

   Taiwan's politics in 2004 were notable for the disruptions to the Presidential election. Relations with Beijing have soured as a result of President Chen's encouragement of discussions about independence. At the same time, however, the value of Taiwan's exports to, and investments in, mainland China mean that the Taiwanese business community is likely to have a restraining influence on any tensions.

   The Portfolio has been underweighted in Taiwan, as we have been cautious on the technology sector in the face of uncertainties over U.S. demand. Within the Portfolio's Taiwan investments, we have focused on the pick-up in domestic demand, with an emphasis on banks and telecom services.

Q: THE FUND REGISTERED A STRONGLY POSITIVE PERFORMANCE IN THE YEAR ENDED AUGUST
   31, 2004. WHAT SECTORS WERE PRIMARILY RESPONSIBLE FOR THAT PERFORMANCE?

A: Performance was primarily supported by commodity stocks driven by China's demand for raw materials. Certain telecom stocks, chosen for their defensive qualities in a generally uncertain market environment, also fared well. Finally, some of the Portfolio's energy stocks performed strongly, benefiting from the high oil price and China's need for energy.

Q: DID THE PORTFOLIO HAVE ANY NOTEWORTHY LAGGARD PERFORMERS?

A: There were relatively few companies that could be described as poor performers. Several of the Portfolio's Hong Kong-based consumer stocks -primarily consumer staples - were somewhat disappointing. However, over the longer term, we remain positive on the consumer-related area as a whole.

Q: AS OF AUGUST 31, 2004, WHERE HAVE YOU BEEN FOCUSING THE PORTFOLIO'S
   INVESTMENTS?

A: From a country standpoint, as of August 31, 2004, 60.8% of the Portfolio's investments were in Hong Kong; another 27.6% of the Portfolio was invested in Taiwan, with 11.5% in mainland China. From a sector standpoint, the Portfolio's largest weighting was diversified operations, at 13.9%, followed by integrated electric companies, at 12.1%, and banks, at 11.3%.

   We continued to focus on three particular themes where China is concerned: outsourcers that are using China as a production base to gain global market share; companies that are potential beneficiaries of domestic demand and the growing affluence of the Chinese consumer; and companies that are likely to benefit from industry restructurings.

Q: COULD YOU GIVE AN EXAMPLE OF THE PORTFOLIO'S INVESTMENTS IN OUTSOURCING
   COMPANIES?

A: Yes. Among China's outsourcers, the textile sector appears poised to receive a boost early next year when import quotas - imposed by World Trade Organization members on China's clothing and textiles - are scheduled to be lifted. Major global buyers are expected to halve the number of countries they source from. The textile sector is also undergoing restructuring. We have focused the Portfolio's investments on companies within the textile space that we believe are dominant players and are continually strengthening their market position, despite the competitive landscape. We have added to our positions in the upstream textile segment, as cotton prices have fallen and subsequently stabilized.

Q: YOU ALSO MENTIONED THAT DOMESTIC DEMAND IS A CENTRAL THEME. COULD YOU EXPAND
   ON THAT?

A: Yes. As an example of the potential of domestic demand, automobile penetration stands at just 2% in China, as compared with 18% in Korea and 44% in Japan. Low interest rates and the growing availability of financing have continued to support growth in auto sales. One industry estimate indicates that 10 million new households could enter the car market between 2004 and 2010.

   Another theme within the domestic consumer sector that we have focused on recently is that of branding. As modern retail channels replace the older convoluted system, and as foreign brands enter China, strong local brands will be well-placed to compete. We have increased our position in companies with strong brands involved in the fashion retail business in Hong Kong and China. We believe that same-store sales growth, new-store growth and operating leverage from economies of scale are improving margins for these retailers.

Q: REPORTS SUGGEST THAT FOREIGN DIRECT INVESTMENT INTO CHINA REMAINS VERY
   STRONG. ARE ANY SECTORS IN THE PORTFOLIO AFFECTED BY THE CONTINUING FOREIGN INVESTMENT?

A: Yes, the Portfolio's position in independent power producers should benefit from continuing foreign investment, as power demand from factories has increased and continues to exceed electricity supply. Our exposure in the coal industry has also benefited from the continuing foreign investment as the power producers continue to use coal as fuel for their power plants.

Q: WHAT SORT OF THREAT DOES THE SURGE IN OIL PRICES POSE TO CHINA AND HONG KONG?
   ARE ANY STOCKS IN THE PORTFOLIO POSSIBLE BENEFICIARIES OF THAT TREND?

A: We believe that the surge in oil prices will directly impact the aviation industry in China and Hong Kong. Sustained oil prices could also hurt the U.S. consumer and, thus, indirectly impact the China and Hong Kong exporters whose key markets are in the U.S. Sustained high oil prices could slow global growth. That would ultimately slow Hong Kong, to a larger extent, through lower export growth, but

[SIDENOTE]

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   would also affect China's export industry. The Portfolio has positions in the upstream energy exploration and production sectors. These companies are direct beneficiaries of higher oil prices. While some are integrated, i.e., with both upstream and downstream (marketing and refining) assets, they have generally benefited on a net basis from the rise in oil prices from their upstream divisions.

PERFORMANCE                                                                          CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                              18.51%      18.03%      17.82%
Five Years                                                                             1.20        0.54        0.45
Ten Years                                                                             -1.53       -2.09       -2.30
Life of Fund+                                                                          2.57        0.58       -3.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                                              11.72%      13.03%      16.82%
Five Years                                                                             0.00        0.15        0.45
Ten Years                                                                             -2.11       -2.09       -2.30
Life of Fund+                                                                          2.06        0.58       -3.08

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93


RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OR PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:
5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER CHINA GROWTH FUND CLASS A VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL GOLDEN DRAGON INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*


                              EATON VANCE                                    MCSI ALL                MCSI
                             GREATER CHINA     FUND, INCLUDING             COUNTRY FAR              GOLDEN
                              GROWTH FUND,      MAXIMUM SALES           EAST FREE EX-JAPAN          DRAGON
              DATE             CLASS A             CHARGE                     INDEX                 INDEX
            8/31/1994            10,000             9,425                     10,000                    I
            9/30/1994           9923.61           9352.13                    9839.18                    I
           10/31/1994           9885.42           9316.14                   10030.27                    I
           11/30/1994           8975.17           8458.31                    9075.05                    V
           12/31/1994           8893.14           8380.99                    8850.82
            1/31/1995           7932.06           7475.27                    7901.58
            2/28/1995           8604.82           8109.28                    8700.15
            3/31/1995           8726.55              8224                    8741.89
            4/30/1995           8611.22           8115.31                    8659.16
            5/31/1995            9392.9           8851.97                    9714.20
            6/30/1995           9245.53           8713.09                    9568.13
            7/31/1995           9521.04           8972.74                    9719.20
            8/31/1995           9117.39           8592.33                    9256.77
            9/30/1995           9264.75           8731.21                    9417.40
           10/31/1995           9053.32           8531.95                    9274.33
           11/30/1995            8854.7           8344.76                    9176.92
           12/31/1995           9207.09           8676.86                    9633.56
            1/31/1996           10104.1           9522.21                   10516.48
            2/29/1996           9943.91           9371.26                   10480.37
            3/31/1996            9841.4           9274.64                   10564.73
            4/30/1996           10059.2           9479.94                   10860.37
            5/31/1996           10148.9           9564.48                   10754.68
            6/30/1996           9879.84           9310.87                   10537.98
            7/31/1996           9264.75           8731.21                    9778.77
            8/31/1996           9597.93           9045.19                   10131.85
            9/30/1996           9867.03            9298.8                   10387.73               10,000
           10/31/1996           9802.95           9238.42                   10191.50               10,205
           11/30/1996           10475.7           9872.42                   10775.00               10,983
           12/31/1996           10666.2          10051.89                   10706.40               11,019
            1/31/1997           10804.2          10181.95                   10861.98               10,970
            2/28/1997           11119.6          10479.23                   10902.36               11,148
            3/31/1997           10442.7           9841.31                   10306.48               10,599
            4/30/1997           10685.9          10070.47                   10043.45               10,944
            5/31/1997           11875.4          11191.47                   10553.45               11,735
            6/30/1997             13032          12281.51                   10835.58               12,602
            7/31/1997           13505.2          12727.44                   10888.36               13,484
            8/31/1997           12550.3           11827.5                    8883.60               12,122
            9/30/1997           12032.9          11339.97                    8816.84               12,135
           10/31/1997           8461.33           7974.05                    6665.97                8,903
           11/30/1997           8099.92           7633.45                    6241.99                8,814
           12/31/1997           8014.88            7553.3                    5962.63                8,945
            1/31/1998           6852.68           6458.04                    5460.50                7,919
            2/28/1998           8454.24           7967.37                    6713.31                9,542
            3/31/1998           8255.82           7780.37                    6549.45                9,240
            4/30/1998           7511.73           7079.14                    5875.03                8,298
            5/31/1998           6519.62           6144.16                    4965.14                7,282
            6/30/1998           6009.39           5663.31                    4424.69                6,851
            7/31/1998           5591.28           5269.28                    4301.93                6,458
            8/31/1998           4861.37            4581.4                    3637.19                5,760
            9/30/1998           5470.81           5155.75                    4029.07                6,581
           10/31/1998           6328.28           5963.84                    5129.29                8,303
           11/30/1998           6462.92           6090.73                    5596.46                8,453
           12/31/1998           6257.41           5897.05                    5675.28                8,065
            1/31/1999           5704.66           5376.14                    5484.41                7,593
            2/28/1999           5669.23           5342.74                    5378.90                7,746
            3/31/1999           6066.08           5716.74                    5983.54                8,683
            4/30/1999           7249.53           6832.03                    7366.27               10,277
            5/31/1999           6916.46           6518.15                    7063.56                9,575
            6/30/1999           8241.65           7767.01                    8278.78               10,954
            7/31/1999           7858.97           7406.38                    7949.61               10,242
            8/31/1999           8078.66           7613.41                    8079.54               10,718
            9/30/1999           7575.51           7139.24                    7430.83               10,191
           10/31/1999           7929.84           7473.16                    7790.69               10,632
           11/30/1999            9162.9           8635.21                    8575.03               11,538
           12/31/1999           10041.6           9463.34                    9192.62               12,621
            1/31/2000           10147.9           9563.51                    8987.88               12,687
            2/29/2000           10955.8          10324.85                    8506.30               12,884
            3/31/2000           11806.2          11126.26                    8915.25               13,288
            4/30/2000           9906.98           9336.45                    8191.54               11,965
            5/31/2000           9446.36           8902.35                    7537.81               11,220
            6/30/2000           10169.2           9583.55                    7895.80               11,538
            7/31/2000           10211.7           9623.62                    7607.10               11,755
            8/31/2000           10055.8           9476.69                    7515.78               11,460
            9/30/2000           9035.34              8515                    6644.88               10,132
           10/31/2000            8319.6           7840.48                    6125.32                9,280
           11/30/2000           7979.44           7519.91                    5821.92                8,657
           12/31/2000           8043.22           7580.02                    5808.94                8,836
            1/31/2001           8865.26           8354.72                    6589.20               10,005
            2/28/2001           8291.25           7813.76                    6268.84                9,477
            3/31/2001           7419.61           6992.32                    5599.42                8,687
            4/30/2001            7688.9            7246.1                    5621.02                8,591
            5/31/2001           7568.42           7132.56                    5588.90                8,374
            6/30/2001           7277.88           6858.75                    5470.22                8,122
            7/31/2001           6795.99           6404.61                    5260.17                7,609
            8/31/2001           6115.68           5763.49                    5175.83                7,144
            9/30/2001           5343.25           5035.54                    4352.41                6,009
           10/31/2001           5704.66           5376.14                    4575.76                6,352
           11/30/2001           6328.28           5963.84                    5206.96                7,164
           12/31/2001           6647.17           6264.37                    5678.65                7,881
            1/31/2002           6824.34           6431.33                    5911.24                7,842
            2/28/2002           6675.52           6291.08                    5926.34                7,562
            3/31/2002           6944.81           6544.86                    6356.49                8,105
            4/30/2002           7058.19           6651.72                    6447.87                8,287
            5/31/2002           7100.71           6691.79                    6322.51                8,023
            6/30/2002           6618.83           6237.65                    5981.24                7,500
            7/31/2002           6221.98           5863.66                    5760.90                7,126
            8/31/2002           5888.91           5549.78                    5633.28                6,815
            9/30/2002            5421.2              5109                    4992.85                6,121
           10/31/2002            5527.5           5209.18                    5260.58                6,464
           11/30/2002           5704.66           5376.14                    5526.11                6,746
           12/31/2002           5562.93           5242.57                    5146.38                6,322
            1/31/2003           5796.79           5462.96                    5207.25                6,671
            2/28/2003           5733.01           5402.85                    4971.58                6,297
            3/31/2003           5598.37           5275.96                    4743.70                6,071
            4/30/2003           5541.67           5222.53                    4916.86                6,006
            5/31/2003           6151.12           5796.88                    5343.07                6,609
            6/30/2003           6413.32           6043.98                    5652.68                6,910
            7/31/2003           6881.03           6484.76                    6136.45                7,547
            8/31/2003           7235.36           6818.68                    6585.48                8,289
            9/30/2003           7334.57           6912.18                    6615.75                8,518
           10/31/2003           7936.92           7479.84                    7176.08                9,140
           11/30/2003           7915.67           7459.81                    7067.97                8,937
           12/31/2003           8560.21           8067.23                    7437.42                9,382
            1/31/2004           8965.13           8448.84                    7935.37               10,025
            2/29/2004           9412.68           8870.61                    8228.66               10,442
            3/31/2004           9114.32           8589.43                    8063.74                9,883
            4/30/2004           8268.95           7792.75                    7594.38                9,149
            5/31/2004           8233.43           7759.27                    7488.60                9,211
            6/30/2004           8283.16           7806.14                    7344.42                9,103
            7/31/2004           8268.95           7792.75                    7144.07                8,918
            8/31/2004           8574.42           8080.62                    7516.48                9,402

*For the period from 8/31/94 -12/31/98, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/98-8/31/04, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/98. The Index line on the chart reflects that adjustment.

**For the period from 9/30/96 -12/31/00, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/00-8/31/04, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment.

* SOURCES: THOMSON FINANCIAL; BLOOMBERG; LIPPER INC. INVESTMENT OPERATIONS COMMENCED 10/28/92. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THEIR ORIGINAL COST.

   THE PERFORMANCE CHART ABOVE COMPARES THE FUND'S TOTAL RETURN WITH THAT OF A BROAD-BASED SECURITIES MARKET INDEX. RETURNS ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE (NAV) WITH ALL DISTRIBUTIONS REINVESTED. THE LINES ON THE CHART REPRESENT THE TOTAL RETURNS OF $10,000 HYPOTHETICAL INVESTMENTS IN THE FUND AND THE THE MSCIGOLDEN DRAGON INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN CHINA, HONG KONG AND TAIWAN. THE MSCIGOLDEN DRAGON INDEX COMMENCED ON SEPTEMBER 30, 1996; FOR THE PERIOD FROM 9/30/96 -12/31/00, THE MSCI GOLDEN DRAGON INDEX DATA WERE CALCULATED USING GROSS DIVIDENDS, WITHOUT CONSIDERATION FOR TAXES; FROM 12/31/00-8/31/04, THE INDEX DATA WERE CALCULATED USING DIVIDENDS NET OF TAXES. THE CALCULATION OF DIVIDENDS NET OF TAXES WAS FIRST AVAILABLE ON 12/31/00. THE INDEX LINE ON THE CHART REFLECTS THAT ADJUSTMENT. BECAUSE THE MSCI GOLDEN DRAGON INDEX BEGINS ON 9/31/96, WE ARE ALSO INLCUDED THE FUND'S PREVIOUS BENCHMARK, THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN THE ASIAN MARKETS - FOR A COMPARISON DATING FROM 8/31/94. A $10,000 INVESTMENT IN THE FUND'S CLASS B SHARES ON 8/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $8,098 ON AUGUST 31, 2004. A $10,000 INVESTMENT IN THE FUND'S CLASS C SHARES ON 8/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $7,927 ON AUGUST 31, 2004. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         EATON VANCE GLOBAL GROWTH FUND

                              BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                      (3/1/04)                (8/31/04)             (3/1/04 - 8/31/04)
-----------------------------------------------------------------------------------------------------------
Actual
Class A                             $ 1,000.00                $ 907.30                  $ 11.75
Class B                             $ 1,000.00                $ 904.90                  $ 14.13
Class C                             $ 1,000.00                $ 904.80                  $ 14.12
Class D                             $ 1,000.00                $ 904.90                  $ 14.13

Hypothetical
(5% return before expenses)
Class A                             $ 1,000.00               $ 1,012.80                 $ 12.40
Class B                             $ 1,000.00               $ 1,010.30                 $ 14.91
Class C                             $ 1,000.00               $ 1,010.30                 $ 14.91
Class D                             $ 1,000.00               $ 1,010.30                 $ 14.91


* Expenses are equal to the Fund's annualized expense ratio of 2.45% for Class A shares, 2.95% for Class B shares, 2.95% for Class C, and 2.95% for Class D shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Greater China Growth Portfolio, at value
   (identified cost, $82,136,648)                                             $    95,455,925
Receivable for Fund shares sold                                                        91,573
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    95,547,498
---------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $       130,082
Payable to affiliate for distribution and service fees                                  7,652
Accrued expenses                                                                       96,332
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $       234,066
---------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    95,313,432
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $   123,868,953
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                               (42,068,530)
Accumulated undistributed net investment income                                       193,732
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                13,319,277
---------------------------------------------------------------------------------------------
TOTAL                                                                         $    95,313,432
---------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $    70,922,669
SHARES OUTSTANDING                                                                  5,877,059
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         12.07
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $12.07)                                           $         12.81
---------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $    13,364,795
SHARES OUTSTANDING                                                                  1,268,288
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         10.54
---------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                    $    11,025,968
SHARES OUTSTANDING                                                                  1,543,244
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $          7.14
---------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $244,082)           $     2,718,315
Interest allocated from Portfolio                                                      18,526
Expenses allocated from Portfolio                                                  (1,157,693)
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                          $     1,579,148
---------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                $       232,543
Trustees' fees and expenses                                                             1,434
Distribution and service fees
   Class A                                                                            266,271
   Class B                                                                            301,345
   Class C                                                                             96,290
Transfer and dividend disbursing agent fees                                           355,626
Printing and postage                                                                   87,373
Registration fees                                                                      51,240
Legal and accounting services                                                          18,362
Custodian fee                                                                          18,201
Miscellaneous                                                                           6,005
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $     1,434,690
---------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                 $        18,201
---------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $        18,201
---------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $     1,416,489
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         $       162,659
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $    12,170,136
   Foreign currency transactions                                                      (94,447)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    12,075,689
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $       373,992
   Foreign currency                                                                   (84,275)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $       289,717
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $    12,365,406
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $    12,528,065
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                               AUGUST 31, 2004    AUGUST 31, 2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                       $       162,659    $         2,578
   Net realized gain (loss) from Investment
      transactions, and foreign currency                            12,075,689         (5,289,451)
   Net change in unrealized appreciation
      (depreciation) from investments,
      and foreign currency                                             289,717         17,474,384
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    12,528,065    $    12,187,511
-------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                  $       (91,467)   $            --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $       (91,467)   $            --
-------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A*                                                 $    52,543,892    $    15,693,512
      Class B                                                        8,009,968          4,759,370
      Class C                                                       11,040,474         10,943,709
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                           71,815                 --
   Cost of shares redeemed
      Class A                                                      (16,002,942)       (15,248,258)
      Class B                                                      (40,494,201)        (6,629,497)
      Class C                                                       (4,373,209)       (10,831,188)
   Redemption Fees*                                                    235,642             36,146
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                     $    11,031,439    $    (1,276,206)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $    23,468,037    $    10,911,305
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $    71,845,395    $    60,934,090
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $    95,313,432    $    71,845,395
-------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                                 $       193,732    $      (151,280)
-------------------------------------------------------------------------------------------------

* Certain prior year amounts have been reclassified to conform to the current year presentation.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    10.210    $     8.310   $     8.630    $    14.190    $    11.400
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                             $     0.104    $     0.026   $    (0.042)   $    (0.045)   $    (0.069)
Net realized and unrealized gain (loss)                        1.761          1.862        (0.278)        (5.515)         2.859
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.865    $     1.888   $    (0.320)   $    (5.560)   $     2.790
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                               $    (0.028)   $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $    (0.028)   $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.023    $     0.012   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    12.070    $    10.210   $     8.310    $     8.630    $    14.190
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                18.51%         22.86%        (3.71)%       (39.18)%        24.47%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    70,923    $    30,892   $    25,091    $    31,649    $    66,428
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  2.67%          3.07%         2.68%          2.42%          2.30%
   Expenses after custodian fee reduction(4)                    2.55%          2.87%         2.37%          2.20%          2.08%
   Net investment income (loss)                                 0.88%          0.31%        (0.46)%        (0.40)%        (0.51)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2)  Calculated based on average shares outstanding during the period.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     8.930    $     7.320   $     7.660    $    12.710    $    10.260
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $    (0.105)   $    (0.016)  $    (0.078)   $    (0.092)   $    (0.120)
Net realized and unrealized gain (loss)                        1.680          1.626        (0.262)        (4.958)         2.570
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.575    $     1.610   $    (0.340)   $    (5.050)   $     2.450
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.035    $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    10.540    $     8.930   $     7.320    $     7.660    $    12.710
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                18.03%         21.99%        (4.44)%       (39.73)%        23.88%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    13,365    $    37,282   $    32,946    $    41,907    $    90,742
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                  3.17%          3.57%         3.18%          2.93%          2.77%
   Expenses after custodian fee reduction(3)                    3.05%          3.37%         2.87%          2.71%          2.55%
   Net investment loss                                         (1.02)%        (0.22)%       (0.96)%        (0.91)%        (0.97)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS C
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     6.060    $     4.970   $     5.210    $     8.640    $     6.980
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $        --(4) $    (0.008)  $    (0.049)   $    (0.063)   $    (0.083)
Net realized and unrealized gain (loss)                        1.060          1.098        (0.191)        (3.367)         1.743
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.060    $     1.090   $    (0.240)   $    (3.430)   $     1.660
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.020    $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $     7.140    $     6.060   $     4.970    $     5.210    $     8.640
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                17.82%         21.93%        (4.61)%       (39.70)%        23.78%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    11,026    $     3,672   $     2,897    $     3,489    $     8,851
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                  3.17%          3.57%         3.18%          2.92%          2.80%
   Expenses after custodian fee reduction(3)                    3.05%          3.37%         2.87%          2.70%          2.58%
   Net investment loss                                         (0.01)%        (0.15)%       (0.89)%        (0.91)%        (0.99)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Equal to less than $0.001 per share.

                        See notes to financial statements

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's and the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, August 31, 2008 and August 31, 2011 ($37,588,522, $1,617,906 and $3,315,639), respectively.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G OTHER -- Investment transactions are accounted for on a trade-date basis.

   H EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   I REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $235,642 for the year ended August 31, 2004.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the year ended August 31, 2004 was as follows:

                                            YEAR ENDED AUGUST 31,
                                            ----------------------
                                                     2004
   ---------------------------------------------------------------
   Distributions declared from:
   Ordinary income                                $  91,467

   The Fund paid no distributions for the year ended August 31, 2003.

   During the year ended August 31, 2004, accumulated net investment income was increased by $273,820, accumulated undistributed net realized loss increased by $274,138, and paid-in-capital increased by $318 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

   As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income       $       193,732
     Capital loss carryforwards          $   (42,522,067)
     Unrealized appreciation             $    13,324,675
     Other temporary differences         $       453,540

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS A                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                          4,217,751      1,857,411
   Issued to shareholders electing to receive
     payments of distributions in Fund shares         6,289             --
   Redemptions                                   (1,373,769)    (1,848,777)
   -----------------------------------------------------------------------
   NET INCREASE                                   2,850,271          8,634
   -----------------------------------------------------------------------

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS B                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                            759,986        626,084
   Redemptions                                   (3,668,021)      (948,779)
   -----------------------------------------------------------------------
   NET DECREASE                                  (2,908,035)      (322,695)
   -----------------------------------------------------------------------

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS C                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                          1,558,554      2,234,319
   Redemptions                                     (621,433)    (2,210,671)
   -----------------------------------------------------------------------
   NET INCREASE                                     937,121         23,648
   -----------------------------------------------------------------------

4  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $232,543. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $23,530 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $56,399 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $163,085, $226,009 and $72,219 for Class A, Class B, and Class C shares, respectively to or payable to EVD for the year ended August 31, 2004, representing approximately 0.31%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,234,000 and $7,128,000 for Class B and Class C shares, respectively.

   The Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2004 amounted to approximately $103,186, $75,336 and $24,071 for Class A, Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase, Class B shares made within six years of purchase and Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's Distribution Plan (see Note
   5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $700, $32,000 and $14,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended August 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $39,805,742 and $30,123,035, respectively, for the year ended August 31, 2004.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF EATON VANCE GREATER CHINA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $2,634,843, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. Of the Fund's fiscal 2004 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004, the Fund paid foreign taxes of $244,082 and recognized foreign source income of $2,980,923.

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.0%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
CHINA -- 10.8%

AUTO MANUFACTURER -- 1.2%

Denway Motors, Ltd.                                           2,781,000   $   1,102,334
---------------------------------------------------------------------------------------
                                                                          $   1,102,334
---------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.1%

Hengan International Group Co., Ltd.                          1,846,000   $   1,095,040
---------------------------------------------------------------------------------------
                                                                          $   1,095,040
---------------------------------------------------------------------------------------

INSURANCE -- 1.3%

China Insurance International Holdings Co., Ltd.              3,022,000   $   1,246,480
---------------------------------------------------------------------------------------
                                                                          $   1,246,480
---------------------------------------------------------------------------------------

MINING -- 1.4%

Yanzhou Coal Mining Co., Ltd.                                 1,232,000   $   1,343,710
---------------------------------------------------------------------------------------
                                                                          $   1,343,710
---------------------------------------------------------------------------------------

OIL COMPANIES-INTEGRATED -- 1.9%

PetroChina Co., Ltd.                                          3,566,000   $   1,804,114
---------------------------------------------------------------------------------------
                                                                          $   1,804,114
---------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.4%

China Telecom Corp., Ltd.                                     6,988,000   $   2,251,487
---------------------------------------------------------------------------------------
                                                                          $   2,251,487
---------------------------------------------------------------------------------------

TEXTILES -- 1.5%

Weiqiao Textile Co., Ltd.                                       917,000   $   1,467,800
---------------------------------------------------------------------------------------
                                                                          $   1,467,800
---------------------------------------------------------------------------------------

TOTAL CHINA
   (IDENTIFIED COST $8,783,256)                                           $  10,310,965
---------------------------------------------------------------------------------------

HONG KONG -- 57.2%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ADVERTISING -- 0.9%

Clear Media, Ltd.(1)                                          1,150,000   $     847,762
---------------------------------------------------------------------------------------
                                                                          $     847,762
---------------------------------------------------------------------------------------

APPAREL AND ACCESSORIES -- 1.5%

Ports Design, Ltd.                                              763,000   $   1,389,060
---------------------------------------------------------------------------------------
                                                                          $   1,389,060
---------------------------------------------------------------------------------------

APPLICATIONS SOFTWARE -- 0.8%

Kingdee International Software Group Co., Ltd.                2,650,000   $     722,587
---------------------------------------------------------------------------------------
                                                                          $     722,587
---------------------------------------------------------------------------------------

BANKS -- 5.2%

Dah Sing Financial Holdings, Ltd.                               274,882   $   1,978,422
Hang Seng Bank, Ltd.                                            192,000       2,562,578
Wing Lung Bank, Ltd.                                             60,700         443,192
---------------------------------------------------------------------------------------
                                                                          $   4,984,192
---------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.3%

China Resources Cement Holding, Ltd.(1)                       1,240,000   $     258,083
---------------------------------------------------------------------------------------
                                                                          $     258,083
---------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.0%

TPV Technology, Ltd.                                          1,422,000   $     924,128
---------------------------------------------------------------------------------------
                                                                          $     924,128
---------------------------------------------------------------------------------------

CONSUMER ELECTRONICS -- 0.6%

The Grande Holdings, Ltd.                                       700,000   $     540,547
---------------------------------------------------------------------------------------
                                                                          $     540,547
---------------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 5.0%

Esprit Holdings, Ltd.                                           727,000   $   3,506,990
Linmark Group, Ltd.                                           2,628,000         814,995
Pacific Andes International Holding, Ltd.                     2,588,000         422,129
---------------------------------------------------------------------------------------
                                                                          $   4,744,114
---------------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS -- 13.9%

Jardine Matheson Holdings, Ltd.                                 360,000   $   4,680,000
NWS Holdings, Ltd.                                              574,000         646,100
Shun Tak Holdings, Ltd.                                       5,728,000       3,015,267
Swire Pacific, Ltd. - Class A                                   371,000       2,639,373
Swire Pacific, Ltd. - Class B                                   660,000         809,676
Wharf Holdings, Ltd.                                            444,000       1,471,949
---------------------------------------------------------------------------------------
                                                                          $  13,262,365
---------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRIC - INTEGRATED -- 12.1%

China Resources Power Holdings, Co.(1)                        3,468,000   $   1,840,716
CLP Holdings, Ltd.                                              954,000       5,521,690
Hong Kong Electric Holdings                                     944,500       4,222,607
---------------------------------------------------------------------------------------
                                                                          $  11,585,013
---------------------------------------------------------------------------------------

ELECTRIC PRODUCTS -- 1.0%

Techtronic Industries Co., Ltd.                                 620,000   $     977,699
---------------------------------------------------------------------------------------
                                                                          $     977,699
---------------------------------------------------------------------------------------

FURNITURE AND APPLIANCES -- 1.0%

Chitaly Holdings, Ltd.                                        1,686,000   $     983,506
---------------------------------------------------------------------------------------
                                                                          $     983,506
---------------------------------------------------------------------------------------

GAS PRODUCTION & DISTRIBUTION -- 3.1%

Hong Kong and China Gas Co., Ltd.                             1,648,000   $   2,973,995
---------------------------------------------------------------------------------------
                                                                          $   2,973,995
---------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.8%

Shangri-La Asia, Ltd.                                           878,000   $     815,711
---------------------------------------------------------------------------------------
                                                                          $     815,711
---------------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 2.3%

CNOOC, Ltd.                                                   4,650,000   $   2,180,549
---------------------------------------------------------------------------------------
                                                                          $   2,180,549
---------------------------------------------------------------------------------------

OPTICAL PRODUCTS -- 1.1%

Sun Hing Vision Group Holdings, Ltd.                          2,178,000   $   1,019,199
---------------------------------------------------------------------------------------
                                                                          $   1,019,199
---------------------------------------------------------------------------------------

PAPER PRODUCTS -- 0.2%

Lee & Man Paper Manufacturing, Ltd.                             302,000   $     239,030
---------------------------------------------------------------------------------------
                                                                          $     239,030
---------------------------------------------------------------------------------------

REAL ESTATE OPERATING/DEVELOPMENT -- 4.9%

Hopewell Holdings, Ltd.                                       1,127,000   $   2,446,371
Kerry Properties, Ltd.                                        1,244,000       2,256,277
---------------------------------------------------------------------------------------
                                                                          $   4,702,648
---------------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 1.5%

Dickson Concepts International, Ltd.                          1,399,200   $   1,400,599
---------------------------------------------------------------------------------------
                                                                          $   1,400,599
---------------------------------------------------------------------------------------

TOTAL HONG KONG
   (IDENTIFIED COST $43,299,654)                                          $  54,550,787
---------------------------------------------------------------------------------------

JAPAN -- 0.1%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS -- 0.1%

Sansui Electric Co., Ltd.(1)                                    350,000   $      92,487
---------------------------------------------------------------------------------------
                                                                          $      92,487
---------------------------------------------------------------------------------------

TOTAL JAPAN
   (IDENTIFIED COST $114,171)                                             $      92,487
---------------------------------------------------------------------------------------

TAIWAN -- 25.9%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
BANKS -- 6.0%

Bank of Kaohsiung                                             2,786,300   $   1,793,999
Chinatrust Financial Holding Co., Ltd.                        2,444,374       2,587,962
Taishin Financial Holdings Co. Ltd.                           1,818,036       1,390,282
---------------------------------------------------------------------------------------
                                                                          $   5,772,243
---------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 1.1%

Taiwan Secom Co., Ltd.                                          976,000   $   1,006,759
---------------------------------------------------------------------------------------
                                                                          $   1,006,759
---------------------------------------------------------------------------------------

CHEMICALS -- 0.8%

Taiwan Fertilizer Co., Ltd.                                     917,000   $     730,847
---------------------------------------------------------------------------------------
                                                                          $     730,847
---------------------------------------------------------------------------------------

CHEMICALS - PLASTICS -- 2.3%

Formosa Plastics Corp.                                        1,493,561   $   2,245,832
---------------------------------------------------------------------------------------
                                                                          $   2,245,832
---------------------------------------------------------------------------------------

COMPUTERS -- 2.0%

Acer, Inc.                                                    1,445,759   $   1,932,674
---------------------------------------------------------------------------------------
                                                                          $   1,932,674
---------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRIC PRODUCTS -- 1.2%

LITE-ON IT Corp.                                                512,400   $   1,148,015
---------------------------------------------------------------------------------------
                                                                          $   1,148,015
---------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.0%

Continental Engineering Corp.                                 2,186,880   $     946,798
---------------------------------------------------------------------------------------
                                                                          $     946,798
---------------------------------------------------------------------------------------

INSURANCE -- 2.4%

Cathay Financial Holding Co., Ltd.                            1,283,000   $   2,251,690
---------------------------------------------------------------------------------------
                                                                          $   2,251,690
---------------------------------------------------------------------------------------

SOFTWARE -- 1.1%

Soft-World International Corp.(1)                               515,000   $   1,031,933
---------------------------------------------------------------------------------------
                                                                          $   1,031,933
---------------------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 8.0%

Chunghwa Telecom Co., Ltd.                                    2,832,000   $   4,501,055
Far EasTone Telecommunications Co., Ltd.                        839,300         823,246
Taiwan Cellular Corp.(1)                                      2,480,000       2,340,084
---------------------------------------------------------------------------------------
                                                                          $   7,664,385
---------------------------------------------------------------------------------------

TOTAL TAIWAN
   (IDENTIFIED COST $24,081,018)                                          $  24,731,176
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $76,278,099)                                          $  89,685,415
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 94.0%
   (IDENTIFIED COST $76,278,099)                                          $  89,685,415
---------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 6.0%                                    $   5,770,663
---------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                      $  95,456,078
---------------------------------------------------------------------------------------

(1) Non-income producing security.

                        See notes to financial statements

TOP TEN HOLDINGS

                                                                      PERCENTAGE
COMPANY                                  INDUSTRY SECTOR              OF NET ASSETS   VALUE
-------------------------------------------------------------------------------------------------
CLP Holdings, Ltd.                       Electric - Integrated             5.8%       $ 5,521,690

Jardine Matheson Holdings, Ltd.          Diversified Operations            4.9          4,680,000

Chunghwa Telecom Co., Ltd.               Telecommunications
                                           Services                        4.7          4,501,055

Hong Kong Electric Holdings              Electric - Integrated             4.4          4,222,607

Esprit Holdings, Ltd.                    Distribution/Wholesale            3.7          3,506,990

Shun Tak Holdings, Ltd.                  Diversified Operations            3.2          3,015,267

Hong Kong and China Gas Co., Ltd.        Gas Production &
                                           Distribution                    3.1          2,973,995

Swire Pacific, Ltd. - Class A            Diversified Operations            2.8          2,639,373

Chinatrust Financial Holding Co., Ltd.   Banks                             2.7          2,587,962

Hang Seng Bank, Ltd.                     Banks                             2.7          2,562,578

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                             PERCENTAGE
INDUSTRY SECTOR                              OF NET ASSETS   VALUE
-------------------------------------------------------------------------
Diversified Operations                         13.9%         $ 13,262,365

Electric - Integrated                          12.1            11,585,013

Banks                                          11.3            10,756,435

Telecommunications Services                     8.0             7,664,385

Distribution/Wholesale                          5.0             4,744,114

Real Estate Operating/Development               4.9             4,702,648

Insurance                                       3.7             3,498,170

Gas Production & Distribution                   3.1             2,973,995

Telecommunication Services                      2.4             2,251,487

Chemicals - Plastics                            2.4             2,245,832

                        See notes to financial statements

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $76,278,099)            $  89,685,415
Cash                                                                  589,330
Foreign currency, at value (identified cost, $5,800,870)            5,718,169
Interest and dividends receivable                                     422,425
-----------------------------------------------------------------------------
TOTAL ASSETS                                                    $  96,415,339
-----------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $     945,751
Accrued expenses                                                       13,510
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                               $     959,261
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $  95,456,078
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals         $  82,131,400
Net unrealized appreciation (computed on the basis of
  identified cost)                                                 13,324,678
-----------------------------------------------------------------------------
TOTAL                                                           $  95,456,078
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $244,083)                      $   2,718,319
Interest                                                               18,526
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $   2,736,845
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                          $     697,797
Administration fee                                                    232,611
Trustees' fees and expenses                                            13,041
Custodian fee                                                         250,524
Legal and accounting services                                          47,734
Miscellaneous                                                           4,271
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                  $   1,245,978
-----------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                   $      88,284
-----------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $      88,284
-----------------------------------------------------------------------------

NET EXPENSES                                                    $   1,157,694
-----------------------------------------------------------------------------

NET INVESTMENT INCOME                                           $   1,579,151
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)              $  12,170,157
   Foreign currency transactions                                      (94,448)
-----------------------------------------------------------------------------
NET REALIZED GAIN                                               $  12,075,709
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                          $     373,996
   Foreign currency                                                   (84,276)
-----------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $     289,720
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                $  12,365,429
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  13,944,580
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED          YEAR ENDED
                                                          AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                    $   1,579,151       $   1,111,709
   Net realized gain (loss) from Investment
      transactions, and foreign currency                       12,075,709          (5,295,476)
   Net change in unrealized appreciation
      (depreciation) from financial futures
      contracts, and foreign currency                             289,720          17,784,687
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $  13,944,580       $  13,600,920
---------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                            $  39,805,742       $  31,293,604
   Withdrawals                                                (30,123,035)        (34,261,737)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                     $   9,682,707       $  (2,968,133)
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                  $  23,627,287       $  10,632,787
---------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                        $  71,828,791       $  61,196,004
---------------------------------------------------------------------------------------------
AT END OF YEAR                                              $  95,456,078       $  71,828,791
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                               YEAR ENDED AUGUST 31,
                                                        --------------------------------------------------------------------
                                                           2004          2003          2002           2001          2000
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   1.34%         1.43%         1.40%          1.29%          1.25%
   Expenses after custodian fee reduction                     1.24%         1.25%         1.10%          1.08%          1.06%
   Net investment income                                      1.70%         1.90%         0.81%          0.71%          0.51%
Portfolio Turnover                                             124%          114%          155%            35%            34%
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              20.02%        24.59%        (2.72)%           --             --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $   95,456    $   71,829    $   61,196     $   79,118    $   169,181
----------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004 the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

   C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   H INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   I OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the adviser fee amounted to $697,797. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administrative fee amounted to $232,611. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $113,764,940 and $105,668,722, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $  76,278,102
   -----------------------------------------------------

   Gross unrealized appreciation           $  15,762,085
   Gross unrealized depreciation              (2,354,772)
   -----------------------------------------------------

   NET UNREALIZED APPRECIATION             $  13,407,313
   -----------------------------------------------------

   The unrealized depreciation on foreign currency is $82,638.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF GREATER CHINA GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 2004, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE GREATER CHINA GROWTH FUND

INVESTMENT MANAGEMENT (Unaudited)

FUND MANAGEMENT. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Investment Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                    POSITION(S)       TERM OF                                 NUMBER OF PORTFOLIOS
                     WITH THE       OFFICE AND                                   IN FUND COMPLEX
   NAME AND          TRUST AND       LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
 DATE OF BIRTH     THE PORTFOLIO      SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

James B. Hawkes     Trustee of     Trustee of the   Chairman, President and           195                  Director of EVC
11/9/41             the Trust;   Trust since 1989;  Chief Executive Officer
                    Trustee and   Trustee and Vice  of BMR, EVC, EVM and EV;
                       Vice       President of the  Director of EV; Vice
                   President of   Portfolio since   President and Director of
                   the Portfolio       1992         EVD. Trustee and/or
                                                    officer of 195 registered
                                                    investment companies in
                                                    the Eaton Vance Fund
                                                    Complex. Mr. Hawkes is an
                                                    interested person because
                                                    of his positions with
                                                    BMR, EVM, EVC and EV
                                                    which are affiliates of
                                                    the Trust and the
                                                    Portfolio.

Hon. Robert         Trustee and      Since 1992     Chief Executive Officer            5                   Chairman of LGM
Lloyd George(2)    President of                     of LGM and Lloyd George.
8/13/52            the Portfolio                    Mr. Lloyd George is an
                                                    interested person because
                                                    of his positions with LGM
                                                    and Lloyd George, which
                                                    are affiliates of the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y.          Trustee of      Since 1992     President of Lingnan               5             Director of First Pacific
Chen(2)            the Portfolio                    University in Hong Kong.                          Company, Asia Satellite
1/14/45                                                                                             Telecommunications Holdings
                                                                                                   Ltd. and Wharf Holdings Limited
                                                                                                      (property management and
                                                                                                           communications)

Samuel L. Hayes,      Trustee      Trustee of the   Jacob H. Schiff Professor         195              Director of Tiffany & Co.
III                              Trust since 1989;  of Investment Banking                              (specialty retailer) and
2/23/35                           of the Portfolio  Emeritus, Harvard                              Telect, Inc. (telecommunication
                                     since 1992     University Graduate                                    services company)
                                                    School of Business
                                                    Administration.

William H. Park       Trustee        Since 2003     President and Chief               194                     None
9/19/47                                             Executive Officer, Prizm
                                                    Capital Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer, United Asset
                                                    Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms)
                                                    (1982-2001).

Ronald A. Pearlman    Trustee        Since 2003     Professor of Law,                 194                     None
7/10/40                                             Georgetown University Law
                                                    Center (since 1999). Tax
                                                    Partner, Covington &
                                                    Burling, Washington, DC
                                                    (1991-2000).

                    POSITION(S)       TERM OF                                 NUMBER OF PORTFOLIOS
                     WITH THE       OFFICE AND                                   IN FUND COMPLEX
   NAME AND          TRUST AND       LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
 DATE OF BIRTH     THE PORTFOLIO      SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)
Norton H. Reamer      Trustee      Trustee of the   President, Chief                  195                     None
9/21/35                          Trust since 1989;  Executive Officer and a
                                  of the Portfolio  Director of Asset
                                     since 1996     Management Finance Corp.
                                                    (a specialty finance
                                                    company serving the
                                                    investment management
                                                    industry) (since October
                                                    2003). President, Unicorn
                                                    Corporation (an
                                                    investment and financial
                                                    advisory services
                                                    company) (since September
                                                    2000). Formerly,
                                                    Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an
                                                    investment management
                                                    company) (2000-2003).
                                                    Formerly, Advisory
                                                    Director of Berkshire
                                                    Capital Corporation
                                                    (investment banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional investment
                                                    management firms) and
                                                    Chairman, President and
                                                    Director, UAM Funds
                                                    (mutual funds)
                                                    (1980-2000).

Lynn A. Stout         Trustee      Trustee of the   Professor of Law,                 195                     None
9/14/57                          Trust since 1989;  University of California
                                  of the Portfolio  at Los Angeles School of
                                     since 2003     Law (since July 2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         POSITION(S)      TERM OF
                          WITH THE      OFFICE AND
      NAME AND           TRUST AND       LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO      SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of    Since 2002(3)   Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                 the Trust                      Investment Officer of EVM and BMR and Director of EVC. Chief
                                                       Executive Officer of Belair Capital Fund LLC, Belcrest
                                                       Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                       Fund LLC and Belrose Capital Fund LLC (private investment
                                                       companies sponsored by EVM). Officer of 57 registered
                                                       investment companies managed by EVM or BMR.

Pamela Chan(2)         Vice President   Since 2002     Director of Lloyd George. Officer of 1 registered investment
2/7/57                     of the                      company managed by EVM or BMR.
                         Portfolio

Gregory L. Coleman     Vice President   Since 2001     Partner of Atlanta Capital. Officer of 10 registered
10/28/49                of the Trust                   investment companies managed by EVM or BMR.

William Walter         Vice President   Since 1992     Director, Finance Director and Chief Operating Officer of
Raleigh Kerr(2)            of the                      Lloyd George. Director of LGM. Officer of 4 registered
8/17/50                  Portfolio                     investment companies managed by EVM or BMR.

James A. Womack        Vice President   Since 2001     Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                of the Trust                   investment companies managed by EVM or BMR.

Alan R. Dynner            Secretary     Since 1997     Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                               EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

                         POSITION(S)      TERM OF
                          WITH THE      OFFICE AND
      NAME AND           TRUST AND       LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO      SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

William J. Austin, Jr. Treasurer of    Since 2002(3)   Vice President of EVM and BMR. Officer of 56 registered
12/27/51               the Portfolio                   investment companies managed by EVM or BMR.

James L. O'Connor      Treasurer of     Since 1989     Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                   the Trust                     investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Ms. Chan and Messrs. Kerr and Lloyd George is 3808 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

              SPONSOR AND MANAGER OF EATON VANCE GLOBAL GROWTH FUND
                  AND ADMINISTRATOR OF GLOBAL GROWTH PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    ADVISER OF GREATER CHINA GROWTH PORTFOLIO
              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 Once Exchange Square
                               Central, Hong Kong

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                      EATON VANCE GREATER CHINA GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Worldwide Health Sciences Fund (the "Fund") Class A shares had a total return of 5.56% during the one-year period ended August 31, 2004. That return was the result of an increase in net asset value (NAV) per share from $9.36 on August 31, 2003, to $9.88 on August 31, 2004.(1)

Class B shares had a total return of 4.78% for the same period, the result of an increase in NAV per share from $10.04 to $10.52.(1) Class C shares had a total return of 4.82% for the same period, the result of an increase in NAV per share from $8.30 to $8.70.(1) Class D shares had a total return of 4.88% for the same period, the result of an increase in NAV per share from $8.81 to $9.24.(1) The Fund's Class R shares had a total return of 2.80% for the period from commencement of offering on September 8, 2003, to August 31, 2004, the result of an increase in NAV per share from $10.00 at inception to $10.28 on August 31, 2004.(1)

By comparison, the S&P 500 Composite Index had a return of 11.45% during the year ended August 31, 2004, while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of 22.64% for the same period.(2) For the same one-year period, the average return of funds in the Lipper Health/Biotechnology Classification was 7.45%.(2)

RIGOROUS RESEARCH UNCOVERS EXCITING OPPORTUNITIES FOR GROWTH ...

Managed by OrbiMed Advisors, the largest asset management firm dedicated solely to the life sciences sector, the Fund seeks long-term capital growth by investing primarily in a worldwide and diversified portfolio of health science companies. Starting from a universe of over 600 publicly-traded biotechnology and pharmaceutical companies worldwide, OrbiMed performs intensive fundamental research on company products, management teams, and financial statements to find compelling long-term investments. A focused portfolio is assembled after intensive quantitative and qualitative research, with the intention of holding these investments primarily for the long term.

The Fund's investments range from small, developmental-stage biotechnology companies to large, diversified pharmaceutical companies. This broad universe of stocks, as well as its global exposure, provides a wide range of opportunities for OrbiMed's analysts to uncover attractive investments worldwide.

Please turn to the interview with portfolio manager Samuel D. Isaly to learn more about the Fund's performance over the past year.
                                                  Sincerely,
                                                  Thomas E. Faust Jr.
                                                  /s/ Thomas E. Faust Jr.

                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                        CLASS A     CLASS B     CLASS C     CLASS D    CLASS R
---------------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                  5.56%       4.78%       4.82%       4.88%      N.A.
Five Years                               13.72       12.86       12.87        N.A.       N.A.
Ten Years                                17.97        N.A.        N.A.        N.A.       N.A.
Life of Fund+                            16.01       13.44       13.75       -0.77       2.80
SEC Average Annual Total Returns
  (including sales charge or
  applicable CDSC)

One Year                                 -0.50%      -0.22%       3.82%      -0.12%      N.A.
Five Years                               12.38       12.62       12.87        N.A.       N.A.
Ten Years                                17.27        N.A.        N.A.        N.A.       N.A.
Life of Fund+                            15.65       13.44       13.75       -1.58       1.80

+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class D: 3/02/01; Class R: 9/08/03

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. Class R shares generally have no sales charge. If the sales charge was deducted, the performance would be reduced. Class A shares and Class R shares redeemed or exchanged within 3 months of settlement of purchase are subject to a 1% redemption fee.
(2)  It is not possible to invest directly in an Index or a Lipper
     Classification.
(3) SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY,
MANAGING PARTNER, ORBIMED ADVISORS LLC,
INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO OF SAMUEL D. ISALY]
Samuel D. Isaly
Portfolio Manager

Q: SAM, WOULD YOU GIVE SHAREHOLDERS AN OVERVIEW OF THE FUND'S PERFORMANCE THIS
   YEAR?

A: Worldwide Health Sciences Fund had mid-single digit returns for the year ended August 31, 2004. Although we lagged the Lipper group for the period, we were able to deliver positive returns, despite a down environment for heath care over recent months. For both the biotechnology and pharmaceutical sectors, the summer of 2004 really brought about the dog days. The biotech and big pharma indices hit calendar 2004 lows in the first week of August, following an almost continuous two-month slide that began in early June. The indices rebounded in the latter half of the month, along with the broad market, during a technical bounce of an oversold market. We were pleased to achieve positive returns in this market, and our long-term historical performance against the benchmark indices is outstanding (see page 5 for details).

Q: WHAT SEEMED TO PRECIPITATE THE SLIDE IN HEALTH CARE STOCKS THIS SUMMER?

A: During June 2004, the health care sector suffered a significant downturn, despite positive data presented by several biotechnology companies at the American Society of Clinical Oncology (ASCO) conference. Several key clinical trials highlighted the potential of emerging cancer therapies. In particular, we were enthusiastic about one company's data and believe its drug may become an important new therapeutic for the treatment of non-small cell lung cancer. Furthermore, we thought the combination data of two companies looked promising for the treatment of renal cell carcinoma.

   Share price performance of the health care sector remained disappointing since the conference concluded in early June 2004. During the rest of the period, there was an absence of news flow for the biotechnology sector, while headline risk regarding possible drug importation legislation hampered the pharmaceutical sector.

[CHART]

SECTOR DISTRIBUTION+
As a percentage of total net assets

Major Capitalization - Pharmaceuticals                  62.51%
Specialty Capitalization                                32.93%
Other                                                    4.56%

[CHART]

REGIONAL DISTRIBUTION+
As a percentage of total net assets

North America       69.51%

Europe              15.67%

Far East            10.26%

Other                4.56%

+ As of August 31, 2004. Sector and Regional Distributions are subject to change due to active management.

   Looking ahead in the short term, we are optimistically awaiting the upcoming earnings season, which we believe should meet or exceed expectations, as evidenced by data that indicate growth-rate acceleration for most therapeutic categories. In our view, the pharmaceutical and biotechnology sectors still remain at attractive levels, based on their relatively stable earnings and low valuations compared to their growth prospects.

Q: WHAT'S NEW ON THE ADMINISTRATIVE/POLITICAL FRONT?

A: President Bush nominated FDA Commissioner Mark McClellan to head up the
   Centers for Medicare and Medicaid Services. Despite the FDA losing a strong leader, we view his nomination to the Centers as a positive for the industry because of the influence Dr. McClellan will have over the Centers' drug pricing policies.

Q: SAM, IT IS NOTABLE THAT THE PORTFOLIO DOES NOT OWN MANY HEALTH CARE STOCKS
   OUTSIDE OF PHARMACEUTICALS AND BIOTECHNOLOGY. CAN YOU SPEAK ABOUT THAT?

A: Our Portfolio, for the most part, is not invested in medical device, hospital management, and medical services companies. Generally, such companies are low-margin businesses, with significant payroll expenses, and they don't represent the type of technological advance we seek in our investments. While there are some medical device companies with innovative products, in our experience, we have found that they often have short life-spans and difficulties maintaining their proprietary positions.

Q: THANK YOU, SAM. ANY FINAL THOUGHTS TO SHARE?

A: The technical market rebound in late August 2004 came just in time for the fourth quarter biotechnology seasonality. Historically, the abundance of scientific meetings and clinical data presentations that characterize the fourth quarter have led to positive sector returns. As the U.S. Presidential election hits the home stretch and political rhetoric peaks, pharmaceutical names will probably remain out of favor among the investment community. With an abundance of cash still being held on the sidelines, some pent-up demand for health care exposure could flow into the major biotech names due to their visible and dependable earnings growth. We believe the Fund is well positioned to benefit potentially from such a scenario, due to its sizeable major biotech exposure.

TOP TEN HOLDINGS+
As a percentage of total net assets

  Novartis AG                              7.2%
  Genzyme Corp.                            6.3
  Amgen, Inc.                              5.5
  Genentech, Inc.                          5.2
  MedImmune, Inc.                          4.6
  Lilly (Eli) & Co.                        4.6
  Biogen Idec, Inc.                        4.4
  Pfizer, Inc.                             4.2
  Takeda Chemical Industries, Ltd.         4.2
  Schering-Plough Corp.                    4.1

+ Top Ten Holdings represented 50.3% of total net assets of August 31, 2004. Holdings are subject to change due to active management.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WORLDWIDE HEALTH SCIENCES FUND, CLASS A VS THE S&P 500 INDEX AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX*

   August 31, 1994 - August 31, 2004

               EATON VANCE WORLDWIDE
                HEALTH SCIENCES FUND     CLASS A AT NAV     S&P 500      EAFE Index
 8/31/1994       10000                       9425              10000        10000
 9/30/1994     10147.5                    9562.31            9755.66      9685.04
10/31/1994     10005.5                    9428.42            9974.52     10007.56
11/30/1994     10113.4                    9530.17            9611.75      9526.59
12/31/1994     9971.82                    9396.73            9754.06      9586.24
 1/31/1995     10449.8                     9847.1           10006.83      9217.98
 2/28/1995     10691.7                   10075.07           10396.43      9191.53
 3/31/1995       10792                   10169.59           10702.72      9764.81
 4/30/1995     11004.4                   10369.76           11017.64     10132.06
 5/31/1995     11476.5                   10814.57           11457.12     10011.28
 6/30/1995     12160.9                   11459.56           11722.99      9835.71
 7/31/1995     13152.2                   12393.67           12111.58     10448.05
 8/31/1995       13813                   13016.41           12141.81     10049.49
 9/30/1995     14001.9                   13194.33           12653.93     10245.76
10/31/1995     13759.9                   12966.37           12608.72      9970.35
11/30/1995     14344.4                   13517.09            13161.6     10247.76
12/31/1995     16075.6                   15148.46           13415.13     10660.65
 1/31/1996     16884.4                    15910.6           13871.18     10704.41
 2/29/1996     16911.1                    15935.8           14000.23      10740.6
 3/31/1996     17058.2                   16074.37           14135.02     10968.69
 4/30/1996     17840.2                   16811.32           14343.23     11287.58
 5/31/1996     18655.7                   17579.77            14712.5     11079.87
 6/30/1996     18562.1                   17491.59           14768.59     11142.23
 7/31/1996     17078.2                   16093.27           14116.48     10816.57
 8/31/1996     18100.9                   17056.97           14414.68     10840.27
 9/30/1996     18625.8                   17551.59           15225.25     11128.25
10/31/1996       18164                   17116.43           15644.89     11014.38
11/30/1996       18206                   17155.99           16826.41     11452.62
12/31/1996     19031.6                   17934.01           16493.09      11305.3
 1/31/1997     19857.3                   18712.03           17522.95     10909.64
 2/28/1997     20277.1                   19107.63           17660.52     11088.08
 3/31/1997     19619.4                   18487.85           16936.22     11128.23
 4/30/1997     18849.7                   17762.58           17946.39     11187.28
 5/31/1997     20906.8                   19701.04           19038.22     11915.28
 6/30/1997     21284.6                   20057.08           19890.66     12572.37
 7/31/1997     22138.3                   20861.48           21472.44     12775.77
 8/31/1997     21299.9                   20071.47           20270.42     11821.62
 9/30/1997     23668.1                   22303.13           21379.93     12483.85
10/31/1997       22270                   20985.64            20666.7     11524.28
11/30/1997     21499.6                   20259.68           21622.62      11406.8
12/31/1997     21028.8                   19816.04            21993.7     11506.29
 1/31/1998     21727.9                   20474.78           22236.73     12032.52
 2/28/1998     22455.5                   21160.41           23839.61     12804.59
 3/31/1998     22441.2                   21146.96           25059.43     13198.87
 4/30/1998     22198.7                   20918.42           25311.42     13303.34
 5/31/1998     21342.7                    20111.8           24876.95     13238.77
 6/30/1998     21043.1                   19829.48            25886.7     13338.99
 7/31/1998     20843.4                   19641.27           25611.74     13474.23
 8/31/1998     17904.5                   16871.86           21912.62     11804.92
 9/30/1998     20415.4                   19237.96           23316.43        11443
10/31/1998     22526.8                   21227.63           25211.33     12635.82
11/30/1998     23710.9                   22343.46           26738.72     13283.18
12/31/1998     25959.8                   24462.63           28278.52     13807.19
 1/31/1999     26256.7                   24742.36           29460.58     13766.42
 2/28/1999     24950.5                   23511.53           28545.11     13438.33
 3/31/1999     24490.4                   23077.95           29686.87     13999.27
 4/30/1999     23896.7                   22518.49           30836.47     14566.53
 5/31/1999     23659.2                    22294.7           30109.34     13816.35
 6/30/1999     24638.8                   23217.82              31779     14355.01
 7/31/1999     26360.6                   24840.27           30787.66     14781.69
 8/31/1999     27444.1                   25861.29           30635.24     14835.67
 9/30/1999       27073                   25511.63           29796.44        14985
10/31/1999     28227.3                   26599.35           31681.18     15546.27
11/30/1999     29113.4                   27434.31           32325.15     16086.43
12/31/1999       32169                   30313.74           34227.85     17530.21
 1/31/2000     35027.8                   33007.62           32508.37     16416.36
 2/29/2000     45258.2                   42648.08           31893.64     16858.29
 3/31/2000     43941.3                   41407.08           35011.74     17511.78
 4/30/2000     43138.3                   40650.37           33958.76     16590.25
 5/31/2000     42768.9                   40302.29           33261.66     16185.06
 6/30/2000     52710.3                   49670.33            34081.8     16818.03
 7/31/2000     52790.6                   49746.02           33549.44     16112.94
 8/31/2000     59423.5                    55996.4           35632.17      16252.8
 9/30/2000     59953.5                   56495.84           33751.51     15461.42
10/31/2000     57217.7                   53917.83           33608.34     15096.19
11/30/2000       56000                   52770.33           30960.61     14530.08
12/31/2000     58436.4                   55066.22            31112.5     15046.53
 1/31/2001     55773.3                   52556.76           32215.67     15038.77
 2/28/2001     52758.6                   49715.85           29280.08     13911.35
 3/31/2001     47181.2                   44460.18           27426.21     12984.01
 4/30/2001     51100.4                   48153.35           29555.82     13886.29
 5/31/2001     54768.4                   51609.79           29754.09     13396.19
 6/30/2001     53512.3                   50426.08           29030.18     12848.35
 7/31/2001     51200.9                   48248.05           28744.29     12614.57
 8/31/2001     51653.2                   48674.19           26946.65      12294.9
 9/30/2001     49176.8                   46340.68           24770.82     11049.59
10/31/2001     51765.1                   48779.67           25243.45     11332.59
11/30/2001     54247.7                    51119.1           27179.31     11750.34
12/31/2001     54564.6                   51417.75           27417.55     11820.15
 1/31/2002     50761.5                   47833.94           27017.66     11192.09
 2/28/2002     49916.3                   47037.54           26496.51      11270.6
 3/31/2002     50550.2                   47634.84           27493.14     11880.25
 4/30/2002       47064                   44349.68           25827.02     11958.98
 5/31/2002     45954.7                    43304.4           25637.42     12110.51
 6/30/2002       42627                   40168.56            23811.9     11628.44
 7/31/2002     41042.3                   38675.31           21956.21     10480.48
 8/31/2002     40355.6                   38028.23           22099.95     10456.69
 9/30/2002     37450.5                    35290.6           19700.28      9333.71
10/31/2002     40514.1                   38177.56           21432.59      9835.35
11/30/2002     41834.6                   39421.93           22692.86     10281.74
12/31/2002     40408.5                   38078.01           21360.39      9936.02
 1/31/2003       40250                   37928.68           20801.89      9521.21
 2/28/2003     38559.7                   36335.87           20489.31       9302.7
 3/31/2003     40461.3                   38127.78            20687.7      9119.92
 4/30/2003     42943.9                   40467.21           22390.94     10013.78
 5/31/2003     48278.9                   45494.51           23569.54     10620.55
 6/30/2003     48120.4                   45345.18           23870.64      10877.2
 7/31/2003     50867.1                   47933.49           24291.71      11140.5
 8/31/2003     49440.9                   46589.56           24764.51     11409.53
 9/30/2003     49916.3                   47037.54            24502.3     11761.25
10/31/2003     50074.8                   47186.86           25887.68     12494.32
11/30/2003       50022                   47137.09           26115.19     12772.09
12/31/2003     52715.9                   49675.62           27483.83     13769.91
 1/31/2004     54775.9                   51616.85           27988.19     13964.62
 2/29/2004     55621.1                   52413.25           28377.11     14286.99
 3/31/2004     54511.8                   51367.98           27949.05     14367.38
 4/30/2004     55726.7                    52512.8           27510.88     14042.37
 5/31/2004     54987.2                   51815.95           27887.66     14089.59
 6/30/2004     54881.6                    51716.4           28429.77      14398.3
 7/31/2004     51976.4                   48978.77           27488.94     13931.02
 8/31/2004     52187.7                   49177.87           27599.35     13992.54

PERFORMANCE(+)                        CLASS A     CLASS B     CLASS C     CLASS D    CLASS R
---------------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)
One Year                                  5.56%       4.78%       4.82%       4.88%      N.A.
Five Years                               13.72       12.86       12.87        N.A.       N.A.
Ten Years                                17.97        N.A.        N.A.        N.A.       N.A.
Life of Fund++                           16.01       13.44       13.75       -0.77       2.80
SEC Average Annual Total Returns
  (including sales charge or
   applicable CDSC)

One Year                                 -0.50%      -0.22%       3.82%      -0.12%      N.A.
Five Years                               12.38       12.62       12.87        N.A.       N.A.
Ten Years                                17.27        N.A.        N.A.        N.A.       N.A.
Life of Fund++                           15.65       13.44       13.75       -1.58       1.80

++Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98; Class D:3/02/01; Class R: 9/08/03

*  Source: Thomson Financial. Investment operations commenced 7/26/85.

   The performance chart above compares the Fund's total return with that of broad-based securities market indices. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - an index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/23/96 at net asset value would have been worth $27,222 on August 31, 2004. An investment in the Fund's Class C shares on 1/5/98 at net asset value would have been worth $23,579 on August 31, 2004. An investment in the Fund's Class D shares on 3/2/01 at net asset value would have been worth $9,734 on August 31, 2004; $9,457 including applicable CDSC. An investment in the Fund's Class R shares on 9/8/03 at net asset value would have been worth $10,280 on August 31, 2004. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

+ SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B, Class C, and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
   - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class R shares generally have no sales charge. Class A and Class R shares redeemed or exchanged within 3 months of settlement of purchase are subject to a 1% redemption fee.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/04 - 8/31/04).

ACTUAL EXPENSES: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

                                BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                        (3/1/04)                (8/31/04)               (3/1/04 - 8/31/04)
--------------------------------------------------------------------------------------------------------------
Actual
Class A                                $    1,000.00          $      983.30                $     8.62
Class B                                $    1,000.00          $      935.10                $    12.26
Class C                                $    1,000.00          $      934.50                $    12.25
Class D                                $    1,000.00          $      935.20                $    12.26
Class R                                $    1,000.00          $      937.10                $     9.93

Hypothetical
(5% return before expenses)
Class A                                $    1,000.00          $    1,016.20                $     8.97
Class B                                $    1,000.00          $    1,012.50                $    12.75
Class C                                $    1,000.00          $    1,012.50                $    12.75
Class D                                $    1,000.00          $    1,012.50                $    12.75
Class R                                $    1,000.00          $    1,014.90                $    10.33

* Expenses are equal to the Fund's annualized expense ratio of 1.77% for Class A shares, 2.52% for Class B shares, 2.52% for Class C shares, 2.52% for Class D shares, and 2.04% for Class R shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Worldwide Health Sciences Portfolio, at value
   (identified cost, $2,309,843,562)                                               $   2,505,399,641
Receivable for Fund shares sold                                                            4,343,817
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   2,509,743,458
----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       4,943,748
Payable to affiliate for distribution and service fees                                       424,693
Accrued expenses                                                                           1,123,879
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       6,492,320
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   2,503,251,138
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $   2,358,197,755
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                         (49,783,193)
Accumulated net investment loss                                                             (719,503)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      195,556,079
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $   2,503,251,138
----------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $   1,226,740,109
SHARES OUTSTANDING                                                                       124,135,638
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            9.88
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.88)                                                 $           10.48
----------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     756,367,343
SHARES OUTSTANDING                                                                        71,890,212
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           10.52
----------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     499,057,523
SHARES OUTSTANDING                                                                        57,337,108
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            8.70
----------------------------------------------------------------------------------------------------

CLASS D SHARES

NET ASSETS                                                                         $      19,492,453
SHARES OUTSTANDING                                                                         2,109,998
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            9.24
----------------------------------------------------------------------------------------------------

CLASS R SHARES

NET ASSETS                                                                         $       1,593,710
SHARES OUTSTANDING                                                                           155,002
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           10.28
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $845,475)                $      14,807,845
Interest allocated from Portfolio                                                          2,263,146
Expenses allocated from Portfolio                                                        (26,094,385)
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $      (9,023,394)
----------------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                     $       5,305,612
Trustees' fees and expenses                                                                    3,060
Distribution and service fees
   Class A                                                                                 2,914,317
   Class B                                                                                 7,760,036
   Class C                                                                                 4,774,684
   Class D                                                                                   188,949
   Class R                                                                                     2,760
Transfer and dividend disbursing agent fees                                                5,288,865
Printing and postage                                                                         373,813
Registration fees                                                                            177,444
Legal and accounting services                                                                 67,263
Custodian fee                                                                                 33,754
Miscellaneous                                                                                146,715
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      27,037,272
----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                      $          17,865
   Reduction of Management fee                                                                 7,143
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $          25,008
----------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      27,012,264
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $     (36,035,658)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)                                 $     108,815,291
   Foreign currency transactions                                                            (841,112)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     107,974,179
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments from Portfolio (identified cost basis)                              $      31,593,374
   Foreign currency                                                                          (99,586)
   Foreign currency from Portfolio                                                           (18,276)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $      31,475,512
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     139,449,691
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     103,414,033
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED          YEAR ENDED
                                                     AUGUST 31, 2004     AUGUST 31, 2003
------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                               $     (36,035,658)  $     (27,906,537)
   Net realized gain (loss) from investment
      and foreign currency transactions                    107,974,179         (92,190,445)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                      31,475,512         473,148,551
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     103,414,033   $     353,051,569
------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $     442,688,271   $     273,635,116
      Class B                                              122,754,376          95,975,947
      Class C                                              160,385,145          90,493,237
      Class D                                                5,482,804           4,375,026
      Class R                                                1,863,513                  --
   Cost of shares redeemed
      Class A                                             (267,574,285)       (225,731,154)
      Class B                                              (98,215,479)        (98,015,108)
      Class C                                              (75,224,288)        (69,481,924)
      Class D                                               (2,449,990)         (1,961,723)
      Class R                                                 (236,773)                 --
   Net asset value of shares exchanged
      Class A                                               14,777,588                  --
      Class B                                              (14,777,588)                 --
   Redemption fees                                              69,223              56,963
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $     289,542,517   $      69,346,380
------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $     392,956,550   $     422,397,949
------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $   2,110,294,588   $   1,687,896,639
------------------------------------------------------------------------------------------
AT END OF YEAR                                       $   2,503,251,138   $   2,110,294,588
------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $        (719,503)  $      (1,091,918)
------------------------------------------------------------------------------------------

Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)         2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $       9.360    $       7.640    $      10.280    $      12.330    $       6.160
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.109)   $      (0.096)   $      (0.082)   $      (0.094)   $      (0.114)
Net realized and unrealized gain (loss)            0.629            1.816           (2.108)          (1.447)           6.758
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.520    $       1.720    $      (2.190)   $      (1.541)   $       6.644
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.509)   $      (0.474)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.509)   $      (0.474)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $       0.000(4) $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $       9.880    $       9.360    $       7.640    $      10.280    $      12.330
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     5.56%           22.51%          (21.87)%         (13.08)%         116.52%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $   1,226,740    $     985,769    $     772,283    $     783,176    $     418,904
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  1.80%+           1.99%            1.69%            1.71%            1.79%
   Net expenses after custodian fee
     reduction(3)                                   1.79%+           1.97%            1.67%            1.69%            1.74%
   Net investment loss                             (1.08)%+         (1.18)%          (0.90)%          (0.89)%          (1.29)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS B
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)         2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $      10.040    $       8.260    $      11.150    $      13.670    $       7.060
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.197)   $      (0.169)   $      (0.164)   $      (0.190)   $      (0.198)
Net realized and unrealized gain (loss)            0.677            1.949           (2.276)          (1.589)           7.520
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.480    $       1.780    $      (2.440)   $      (1.779)   $       7.322
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $          --    $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $      10.520    $      10.040    $       8.260    $      11.150    $      13.670
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     4.78%           21.55%          (22.43)%         (13.75)%         114.93%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $     756,367    $     712,385    $     593,993    $     621,963    $     411,280
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  2.55%+           2.74%            2.44%            2.45%            2.54%
   Net expenses after custodian fee
     reduction(3)                                   2.54%+           2.72%            2.42%            2.43%            2.49%
   Net investment loss                             (1.84)%+         (1.93)%          (1.66)%          (1.64)%          (2.03)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total retun is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS C
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)          2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $       8.300    $       6.830    $       9.310    $      11.530    $       6.070
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.163)   $      (0.140)   $      (0.134)   $      (0.158)   $      (0.182)
Net realized and unrealized gain (loss)            0.563            1.610           (1.896)          (1.321)           6.354
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.400    $       1.470    $      (2.030)   $      (1.479)   $       6.172
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $          --    $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $       8.700    $       8.300    $       6.830    $       9.310    $      11.530
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     4.82%           21.52%          (22.46)%         (13.70)%         114.90%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $     499,058    $     396,330    $     310,766    $     266,628    $     128,973
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  2.55%+           2.74%            2.44%            2.46%            2.53%
   Net expenses after custodian fee
     reduction(3)                                   2.54%+           2.72%            2.42%            2.44%            2.48%
   Net investment loss                             (1.83)%+         (1.93)%          (1.65)%          (1.64)%          (2.02)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                     CLASS D
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                             2004(1)          2003(1)          2002(1)         2001(1)(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $       8.810    $       7.260    $       9.860    $      10.000
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                       $      (0.172)   $      (0.149)   $      (0.135)   $      (0.088)
Net realized and unrealized gain (loss)                           0.602            1.699           (2.015)          (0.052)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $       0.430    $       1.550    $      (2.150)   $      (0.140)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                    $          --    $          --    $      (0.450)   $          --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       $          --    $          --    $      (0.450)   $          --
--------------------------------------------------------------------------------------------------------------------------

Redemption fees                                           $       0.000(6) $          --    $          --    $          --
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $       9.240    $       8.810    $       7.260    $       9.860
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    4.88%           21.35%          (22.43)%          (1.40)%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                   $      19,492    $      15,811    $      10,854    $       3,842
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.55%+           2.74%            2.44%            2.48%(5)
   Net expenses after custodian fee reduction(4)                   2.54%+           2.72%            2.42%            2.46%(5)
   Net investment loss                                            (1.83)%+         (1.93)%          (1.59)%          (1.77)%(5)
Portfolio Turnover of the Portfolio                                  13%              27%              38%              24%
--------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                  CLASS R
                                                                                            ---------------------
                                                                                            PERIOD ENDED
                                                                                            AUGUST 31, 2004(1)(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                          $      10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                                                             $      (0.133)
Net realized and unrealized gain                                                                        0.412
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                    $       0.279
-----------------------------------------------------------------------------------------------------------------

Redemption fees                                                                                 $       0.001
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                                                $      10.280
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                                          2.80%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)                                                       $       1,594
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                                                       2.05%(5)+
   Net expenses after custodian fee reduction(4)                                                         2.04%(5)+
   Net investment loss                                                                                  (1.29)%(5)+
Portfolio Turnover of the Portfolio                                                                        13%
-----------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(2) Net investment loss and redemption fees per share were computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annual basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B and Class D shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Class D shares are no longer offered. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $49,539,114 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire as follows: $46,712,321 on August 31, 2011 and $2,826,793 on August 31, 2010. At August 31, 2004, net currency losses of $579,229 attributable to foreign currency transactions incurred after October 31, 2003 are treated as arising on the first day of the Fund's taxable year ended August 31, 2005. During the year ended August 31, 2004, capital loss carryovers of $14,160,257 were utilized to offset net realized gains.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     H REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A and Class R shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

     I OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

     The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The Fund paid no distribution for the years ended August 31, 2004 and August 31, 2003.

     During the year ended August 31, 2004, accumulated paid-in capital was decreased by $37,249,180, accumulated net investment loss was decreased by $36,408,073 and accumulated net realized loss on investments was decreased by $841,107 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

     At August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income         $             0
     Past October currency loss            $      (579,229)
     Capital loss carry forward            $   (49,539,114)

     The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales and foreign currency contracts.

3    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion, and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2004, the fee was equivalent to 0.22% of the Fund's average daily net assets and amounted to $5,305,612. Pursuant to the Fee Reduction Agreement, EVM reduced its fee in the amount of $7,143 for the year ended August 31, 2004. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2004, EVM earned $418,730 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $878,401 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004. EVD also received from the Fund approximately $119,000 in fees for share repurchase transactions for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS A                              2004           2003
     ------------------------------------------------------------
     Sales                              44,193,553     32,697,645
     Redemptions                       (26,836,524)   (28,447,600)
     Exchange from Class B shares        1,442,917             --
     ------------------------------------------------------------
     NET INCREASE                       18,799,946      4,250,045
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS B                              2004           2003
     ------------------------------------------------------------
     Sales                              11,468,107     10,600,648
     Redemptions                        (9,194,030)   (11,566,481)
     Exchange to Class A shares         (1,350,966)            --
     ------------------------------------------------------------
     NET INCREASE (DECREASE)               923,111       (965,833)
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS C                              2004           2003
     ------------------------------------------------------------
     Sales                              18,112,157     12,008,224
     Redemptions                        (8,500,862)    (9,774,048)
     ------------------------------------------------------------
     NET INCREASE                        9,611,295      2,234,176
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS D                              2004           2003
     ------------------------------------------------------------
     Sales                                 580,145        561,705
     Redemptions                          (263,953)      (263,798)
     ------------------------------------------------------------
     NET INCREASE                          316,192        297,907
     ------------------------------------------------------------

                                               PERIOD ENDED
     CLASS R                                   AUGUST 31, 2004(1)
     ------------------------------------------------------------
     Sales                                                177,618
     Redemptions                                          (22,616)
     ------------------------------------------------------------
     NET INCREASE                                         155,002
     ------------------------------------------------------------

     (1)   For the period September 8, 2003 to August 31, 2004.

     Redemptions or exchanges of Class A and Class R shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the years ended August 31, 2003 and August 31, 2004, the Fund received $56,963 and $69,223, respectively, in redemption fees on Class A shares. For the period from the start of business, September 8, 2003 to August 31, 2004 the Fund received no redemption fees on Class R shares.

5    DISTRIBUTION PLANS

     Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares and the Class R shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares and Class R shares. EVD may pay up to the entire amount of the Class A and Class R distribution fees to investment dealers for providing personal services to shareholders. For the year ended August 31, 2004, the Class A shares paid or accrued $2,914,317 payable to EVD. For the period September 8, 2003 to August 31, 2004, the Class R shares paid or accrued $1,380 payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. With respect to Class B, Class C and Class D, each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,820,027, $3,581,013 and $141,712 for Class B, Class C and Class D
     shares, respectively, payable to EVD for the year ended August 31, 2004, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $26,645,000, $42,400,000 and $826,000 for Class B, Class C and Class D
     shares, respectively.

     The Plans authorize the Class B, Class C, Class D and Class R shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the average daily net assets attributable to Class B, Class C, Class D and Class R shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2004 amounted to $1,940,009, $1,193,671 and $47,237 for Class B, Class C and Class D shares, respectively. Service fee payments for the period September 8, 2003 to August 31, 2004, amounted to $1,380 for Class R shares.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see
     Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2004, the Fund was informed that EVD received approximately $10,000, $2,040,000, $81,000 and $92,000 of CDSC paid by shareholders for Class A, Class B, Class C and Class D shares, respectively.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2004 aggregated $735,669,885 and $469,043,233, respectively.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.38%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - EUROPE -- 14.60%(1)

ALTANA AG                                               1,750,000   $      95,429,634            3.81%
Novartis AG                                             3,900,000         180,982,101            7.22%
Serono SA                                                 140,000          89,420,796            3.57%
-----------------------------------------------------------------------------------------------------
                                                                    $     365,832,531           14.60%
-----------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION - FAR EAST -- 10.26%(1)

Chugai Pharmaceuticals Co., Ltd.                        4,249,700   $      62,452,213            2.49%
Fujisawa Pharmaceutical Co., Ltd.                       3,800,000          90,593,606            3.62%
Takeda Chemical Industries, Ltd.                        2,300,000         103,983,374            4.15%
-----------------------------------------------------------------------------------------------------
                                                                    $     257,029,193           10.26%
-----------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION - NORTH AMERICA -- 37.65%(1)

Amgen, Inc.(2)                                          2,341,000   $     138,797,890            5.54%
Genentech, Inc.(2)                                      2,668,000         130,145,040            5.19%
Genzyme Corp.(2)                                        2,916,000         157,464,000            6.29%
Lilly (Eli) & Co.                                       1,812,000         114,971,400            4.59%
MedImmune, Inc.(2)                                      4,870,000         116,246,900            4.64%
Pfizer, Inc.                                            3,241,200         105,890,004            4.23%
Schering-Plough Corp.                                   5,500,000         101,530,000            4.05%
Wyeth Corp.                                             2,138,500          78,204,945            3.12%
-----------------------------------------------------------------------------------------------------
                                                                    $     943,250,179           37.65%
-----------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION - EUROPE -- 1.07%

Actelion, Ltd.(2)                                         175,300   $      16,335,877            0.65%
Berna Biotech AG(2)                                     1,702,812          10,610,708            0.42%
-----------------------------------------------------------------------------------------------------
                                                                    $      26,946,585            1.07%
-----------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION - NORTH AMERICA -- 31.80%

Abgenix, Inc.(2)                                        3,937,500   $      39,178,125            1.56%
Acadia Pharmaceuticals, Inc.(2)                            90,000             580,500            0.02%
Acadia Pharmaceuticals, Inc.(2)(3)(4)                     531,606           3,412,911            0.14%
Accelrys, Inc.(2)                                       1,166,000           6,879,400            0.28%
Affymetrix, Inc.(2)                                     2,700,000          75,060,000            3.00%
Biogen Idec, Inc.(2)                                    1,851,600         109,855,428            4.39%
Biovail Corp.(2)                                        2,052,000          31,108,320            1.24%
Enzon Pharmaceuticals, Inc.(2)                          3,100,000          43,152,000            1.72%
Exelixis, Inc.(2)                                       3,100,000          24,180,000            0.97%
Gen-Probe, Inc.(2)                                      2,100,000          75,810,000            3.03%
Given Imaging Ltd.(2)(3)(4)                               485,000          17,130,200            0.68%
Human Genome Sciences, Inc.(2)                          5,195,000   $      55,950,150            2.23%
IVAX Corp.(2)                                           1,875,000          36,300,000            1.45%
Ligand Pharmaceuticals, Inc., Class B(2)                4,050,000          39,811,500            1.59%
Memory Pharmaceuticals Corp.(2)(3)(4)                     289,628           2,073,736            0.08%
NPS Pharmaceuticals, Inc.(2)                            2,935,300          61,641,300            2.46%
Onyx Pharmaceuticals, Inc.(2)                           1,115,000          41,411,100            1.65%
OSI Pharmaceuticals, Inc.(2)                            1,225,000          72,997,750            2.91%
Pharmacopeia Drug Discovery, Inc.(2)                      583,000           3,066,580            0.12%
Savient Pharmaceuticals, Inc.(2)                        1,701,000           3,725,190            0.15%
Tanox, Inc.(2)                                          1,493,600          24,719,080            0.99%
Transkaryotic Therapies, Inc.(2)                        1,817,000          28,617,750            1.14%
-----------------------------------------------------------------------------------------------------
                                                                    $     796,661,020           31.80%
-----------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $2,192,409,783)                                 $   2,389,719,508
-----------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.03%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.03%

Predix Pharmaceuticals
Holdings, Inc. Series AB(2)(3)(4)                         646,000   $         142,379            0.01%
Predix Pharmaceuticals
Holdings, Inc. Series C(2)(3)(4)                        2,337,565             515,199            0.02%
-----------------------------------------------------------------------------------------------------
                                                                    $         657,578            0.03%
-----------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $3,015,199)                                     $         657,578
-----------------------------------------------------------------------------------------------------

OPTIONS -- 0.00%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.00%

Orchid BioSciences, Inc.
Options, Exp. 7/24/11, 12/21/11(2)(3)                       2,898   $           2,487            0.00%
-----------------------------------------------------------------------------------------------------
                                                                    $           2,487            0.00%
-----------------------------------------------------------------------------------------------------
TOTAL OPTIONS
   (IDENTIFIED COST $0)                                             $           2,487
-----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

WARRANTS -- 0.03%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.03%

Given Imaging Warrants,
Exp. 9/15/11(2)(3)(4)                                       1,283   $          41,056            0.00%
Predix Pharmaceuticals Holding, Inc.
Warrants, Exp. 8/9/09(2)(3)(4)                          3,252,806             683,089            0.03%
-----------------------------------------------------------------------------------------------------
                                                                    $         724,145            0.03%
-----------------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $0)                                             $         724,145
-----------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.45%

                                                  PRINCIPAL
                                                  AMOUNT                                PERCENTAGE OF
SECURITY                                          (000'S OMITTED)   VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
Barton Capital Corp., 1.53%, 9/14/04              $        38,520   $      38,498,718            1.54%
Ciesco LLC, 1.55%, 10/6/04                                 65,000          64,902,048            2.59%
Investors Bank and Trust
Time Deposit, 1.58%, 9/1/04                                33,203          33,203,000            1.32%
-----------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $136,603,766)                                $     136,603,766
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (IDENTIFIED COST $2,332,028,748)                                 $   2,527,707,484          100.89%
-----------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES                                      $     (22,307,618)          (0.89)%
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                          $   2,505,399,866          100.00%
-----------------------------------------------------------------------------------------------------

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

                        SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $2,332,028,748)       $   2,527,707,484
Cash                                                                        707
Foreign currency, at value (identified cost, $21,371,977)            21,428,439
Interest and dividends receivable                                     2,274,456
Tax reclaim receivable                                                1,109,950
-------------------------------------------------------------------------------
TOTAL ASSETS                                                  $   2,552,521,036
-------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                             $      47,047,103
Accrued expenses                                                         74,067
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                             $      47,121,170
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO     $   2,505,399,866
-------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals       $   2,309,776,730
Net unrealized appreciation (computed on the basis of
   identified cost)                                                 195,623,136
-------------------------------------------------------------------------------
TOTAL                                                         $   2,505,399,866
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $845,475)                    $      14,807,846
Interest                                                              2,263,146
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       $      17,070,992
-------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                        $      20,049,896
Administration fee                                                    5,305,794
Trustees' fees and expenses                                              27,577
Custodian fee                                                           765,079
Legal and accounting services                                            48,669
Miscellaneous                                                            39,886
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                $      26,236,901
-------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                 $         135,321
   Reduction of administration fee                                        7,195
-------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                      $         142,516
-------------------------------------------------------------------------------

NET EXPENSES                                                  $      26,094,385
-------------------------------------------------------------------------------

NET INVESTMENT LOSS                                           $      (9,023,393)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)            $     108,815,296
   Foreign currency transactions                                       (841,112)
-------------------------------------------------------------------------------
NET REALIZED GAIN                                             $     107,974,184
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                        $      31,593,377
   Foreign currency                                                     (18,276)
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          $      31,575,101
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                              $     139,549,285
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                    $     130,525,892
-------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED           YEAR ENDED
                                             AUGUST 31, 2004      AUGUST 31, 2003
-----------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                       $      (9,023,393)   $      (6,265,714)
   Net realized gain (loss) from
      investment and foreign
      currency transactions                        107,974,184          (92,200,204)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                          31,575,101          473,159,282
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $     130,525,892    $     374,693,364
-----------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $     735,669,885    $     461,854,115
   Withdrawals                                    (469,043,233)        (415,838,181)
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $     266,626,652    $      46,015,934
-----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $     397,152,544    $     420,709,298
-----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                         $   2,108,247,322    $   1,687,538,024
-----------------------------------------------------------------------------------
AT END OF YEAR                               $   2,505,399,866    $   2,108,247,322
-----------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                YEAR ENDED AUGUST 31,
                                                       ----------------------------------------------------------------------
                                                            2004          2003          2002           2001         2000
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Net expenses                                               1.08%+          1.16%         1.05%          1.05%         1.09%
   Net expenses after custodian fee reduction                 1.07%+          1.15%         1.03%          1.03%         1.05%
   Net investment loss                                       (0.37)%+        (0.36)%       (0.26)%        (0.27)%       (0.64)%
Portfolio Turnover                                              13%             27%           38%            24%           31%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                               6.33%          23.51%       (21.37)%           --            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                $ 2,505,400     $ 2,108,247   $ 1,687,538    $ 1,705,650    $  962,712
-----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio reflect a reduction of the administration fee. Had such action not been taken, the ratios would have been the same.

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Worldwide Health Sciences Fund had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

   E USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

   H OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 INVESTMENT ADVISORY FEES, ADMINISTRATOR'S FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion and 0.55% of average net assets of $2 billion but less than $3 billion. The fee rate declines for net assets of $3 billion and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2004, the fee was equivalent to 0.82% of the Portfolio's average daily net assets and amounted to $20,049,896.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion, and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2004, the administration fee was 0.22% of average net assets and amounted to $5,305,794. Pursuant to this Fee Reduction Agreement, EVM reduced its fee in the amount of $7,195 for the year ended August 31, 2004.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred.

3  INVESTMENTS

   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $779,200,782 and $558,468,092, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                         $ 2,332,273,931
   ------------------------------------------------------

   Gross unrealized appreciation          $   449,337,235
   Gross unrealized depreciation             (253,903,682)
   ------------------------------------------------------

   NET UNREALIZED APPRECIATION            $   195,433,553
   ------------------------------------------------------

   The net unrealized depreciation on foreign currency is $(55,600).

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

7  RESTRICTED SECURITIES

   At August 31, 2004, the Portfolio owned the following securities (representing 0.96% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                        DATE OF
   DESCRIPTION                          ACQUISITION      SHARES/FACE            COST          FAIR VALUE
   -------------------------------------------------------------------------------------------------------
   COMMON STOCKS

   Acadia                                 5/05/00 -
     Pharmaceuticals, Inc..                 3/27/03          531,606      $     4,500,000   $    3,412,911

   Given Imaging Ltd.                       9/15/00          485,000            1,699,929       17,130,200

   Memory                                 6/21/00 -
     Pharmaceuticals Corp.                  3/04/02          289,628            1,950,001        2,073,736
-------------------------------------------------------------------------------------------------------
                                                                          $     8,149,930   $   22,616,847
   -------------------------------------------------------------------------------------------------------

   PREFERRED STOCKS

   Predix Pharmaceuticals                 8/12/03 -
     Holdings, Inc. Series AB               8/06/04          646,000      $     2,500,000   $      142,379

   Predix Pharmaceuticals
     Holdings, Inc. Series C                8/06/04        2,337,565              515,199          515,199
   -------------------------------------------------------------------------------------------------------
                                                                          $     3,015,199   $      657,578
   -------------------------------------------------------------------------------------------------------

   WARRANTS AND OPTIONS

   Given Imaging
     Warrants, Exp. 9/15/11                 8/30/01            1,283      $             0   $       41,056

   Predix Pharmaceuticals Holdings, Inc.
     Warrants, Exp. 8/9/09                  8/06/04        3,252,806                    0          683,089
   -------------------------------------------------------------------------------------------------------
                                                                          $             0   $      724,145
   -------------------------------------------------------------------------------------------------------
                                                                          $    11,165,129   $   23,998,570
   -------------------------------------------------------------------------------------------------------

8  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2004, there were no outstanding obligations under these financial instruments.

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF WORLDWIDE HEALTH SCIENCES PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                        WITH THE       OFFICE AND                               IN FUND COMPLEX
     NAME AND          TRUST AND        LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN BY
  DATE OF BIRTH      THE PORTFOLIO       SERVICE      DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee        Trustee of   Chairman, President and           195                Director of EVC
11/9/41                                the Trust    Chief Executive Officer
                                      since 1989;   of BMR, EVC, EVM and
                                         of the     EV; Director of EV;
                                       Portfolio    Vice President and
                                       since 1996   Director of EVD.
                                                    Trustee and/or officer
                                                    of 195 registered
                                                    investment companies in
                                                    the Eaton Vance Fund
                                                    Complex. Mr. Hawkes is
                                                    an interested person
                                                    because of his
                                                    positions with BMR,
                                                    EVM, EVC and EV which
                                                    are affiliates of the
                                                    Trust and the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes,        Trustee        Trustee of   Jacob H. Schiff                   195           Director of Tiffany & Co.
III                                    the Trust    Professor of Investment                          (specialty retailer) and
2/23/35                               since 1989;   Banking Emeritus,                                      Telect, Inc.
                                         of the     Harvard University                                  (telecommunication
                                       Portfolio    Graduate School of                                  services company)
                                       since 1996   Business
                                                    Administration.

William H. Park         Trustee        Since 2003   President and Chief               194                      None
9/19/47                                             Executive Officer,
                                                    Prizm Capital
                                                    Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice
                                                    President and Chief
                                                    Financial Officer,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional
                                                    investment management
                                                    firms) (1982-2001).

Ronald A. Pearlman      Trustee        Since 2003   Professor of Law,                 194                      None
7/10/40                                             Georgetown University
                                                    Law Center (since
                                                    1999). Tax Partner,
                                                    Covington & Burling,
                                                    Washington, DC
                                                    (1991-2000).

Norton H. Reamer        Trustee        Trustee of   President, Chief                  195                      None
9/21/35                                the Trust    Executive Officer and a
                                      since 1989;   Director of Asset
                                         of the     Management Finance
                                       Portfolio    Corp. (a specialty
                                       since 1996   finance company serving
                                                    the investment
                                                    management industry)
                                                    (since October 2003).
                                                    President, Unicorn
                                                    Corporation (an
                                                    investment and
                                                    financial advisory
                                                    services company)
                                                    (since September 2000).
                                                    Formerly, Chairman,
                                                    Hellman, Jordan
                                                    Management Co., Inc.
                                                    (an investment
                                                    management company)
                                                    (2000-2003). Formerly,
                                                    Advisory Director of
                                                    Berkshire Capital
                                                    Corporation (investment
                                                    banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional
                                                    investment management
                                                    firms) and Chairman,
                                                    President and Director,
                                                    UAM Funds (mutual
                                                    funds) (1980-2000).

Lynn A. Stout           Trustee        Since 1998   Professor of Law,                 195                      None
9/14/57                                             University of
                                                    California at Los
                                                    Angeles School of Law
                                                    (since July 2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEE(S)

                          POSITION(S)                 TERM OF
                           WITH THE                 OFFICE AND
  NAME AND                 TRUST AND                 LENGTH OF                         PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            THE PORTFOLIO                SERVICE                           DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust     President of the Trust         Since 2002(3)        Executive Vice President of EVM, BMR, EVC and EV;
Jr.                                                                     Chief Investment Officer of EVM and BMR and Director
5/31/58                                                                 of EVC. Chief Executive Officer of Belair Capital
                                                                        Fund LLC, Belcrest Capital Fund LLC, Belmar Capital
                                                                        Fund LLC, Belport Capital Fund LLC and Belrose
                                                                        Capital Fund LLC (private investment companies
                                                                        sponsored by EVM). Officer of 57 registered
                                                                        investment companies managed by EVM or BMR.

Gregory L.             Vice President of            Since 2001          Partner of Atlanta Capital. Officer of 10 registered
Coleman                    the Trust                                    investment companies managed by EVM or BMR.
10/28/49

Samuel D.                President of              Since 2002(3)        Managing Partner of OrbiMed Advisors LLC. Officer of
Isaly(2)                 the Portfolio                                  4 registered investment companies managed by EVM or BMR.
3/12/45

Duncan W.            Vice President of the          Since 2002          Senior Vice President and Chief Equity Investment
Richardson                 Portfolio                                    Officer of EVM and BMR. Officer of 43 registered
10/26/57                                                                investment companies managed by EVM or BMR.

James A. Womack      Vice President of the          Since 2001          Vice President of Atlanta Capital. Officer of 10
11/20/68                     Trust                                      registered investment companies managed by EVM or BMR.

Alan R. Dynner             Secretary                Since 1997          Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                BMR, EVM, EVD, EV and EVC. Officer of 195 registered
                                                                        investment companies managed by EVM or BMR.

Barbara E.             Treasurer of the            Since 2002(3)        Vice President of EVM and BMR. Officer of 195
Campbell                   Portfolio                                    registered investment companies managed by EVM or BMR.
6/19/57

James L. O'Connor   Treasurer of the Trust          Since 1989          Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                                  registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3) Prior to 2002, Mr. Isaly served as Vice President of the Portfolio since 1996, Mr. Faust served as Vice President of the Trust since 1999 and
     Ms. Campbell served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

      SPONSOR AND MANAGER OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AND
              ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                 ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                              ORBIMED ADVISORS LLC
                                 767 3RD AVENUE
                               NEW YORK, NY 10017

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

426-10/04                                                                  HSSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) -(d)

Each of Eaton Vance Asian Small Companies Fund, Eaton Vance Growth Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund and Eaton Vance Worldwide Health Sciences Fund (the "Fund(s)") is a series of Eaton Vance Growth Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Funds, the Trust contains a total of 8 series (collectively, the "Series"). This Form N-CSR relates to the Fund annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund's respective fiscal years ended August 31, 2003 and August 31, 2004 by the Fund's principal accountants for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Asian Small Companies Fund

FISCAL YEARS ENDED                8/31/03     8/31/04
------------------------------------------------------
Audit Fees                       $   2,060   $   8,652

Audit-Related Fees(1)            $       0   $       0

Tax Fees(2)                      $   5,200   $   5,300

All Other Fees(3)                $       0   $       0
                                 ---------------------
Total                            $   7,260   $  13,952
                                 =====================

Eaton Vance Growth Fund

FISCAL YEARS ENDED                8/31/03     8/31/04
------------------------------------------------------
Audit Fees                       $  20,500   $  21,050

Audit-Related Fees(1)            $       0   $       0

Tax Fees(2)                      $   8,750   $   8,975

All Other Fees(3)                $       0   $       0
                                 ---------------------

Total                            $  29,250   $  30,025
                                 =====================

Eaton Vance Global Growth Fund

FISCAL YEARS ENDED                8/31/03     8/31/04
------------------------------------------------------
Audit Fees                       $  21,100   $  21,350

Audit-Related Fees(1)            $       0   $       0

Tax Fees(2)                      $   9,150   $   9,375

All Other Fees(3)                $       0   $       0
                                 ---------------------
Total                            $  30,250   $  30,725
                                 =====================

Eaton Vance Greater China Growth Fund

FISCAL YEARS ENDED                8/31/03     8/31/04
------------------------------------------------------
Audit Fees                       $   9,373   $  10,918

Audit-Related Fees(1)            $       0   $       0

Tax Fees(2)                      $   5,200   $   5,300

All Other Fees(3)                $       0   $       0
                                 ---------------------
Total                            $  14,573   $  16,218
                                 =====================

Eaton Vance Worldwide Health Sciences Fund

FISCAL YEARS ENDED                8/31/03     8/31/04
------------------------------------------------------
Audit Fees                       $  21,100   $  21,650

Audit-Related Fees(1)            $       0   $       0

Tax Fees(2)                      $   9,450   $   9,675

All Other Fees(3)                $       0   $       0
                                 ---------------------
Total                            $  30,550   $  31,325
                                 =====================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30). In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC) as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series' respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS                  8/31/03                 9/30/03                 8/31/04                 9/30/04
ENDED                     PWC         D&T        PWC          D&T         PWC         D&T         PWC         D&T
--------------------------------------------------------------------------------------------------------------------
AUDIT FEES             $  62,700   $  11,433   $       0   $  32,600   $  64,050   $  19,570   $       0   $  32,840

AUDIT-RELATED                  0           0           0           0           0           0           0           0
FEES(1)

TAX FEES(2)               27,350      10,400           0      28,400      28,025      10,600           0      17,700

ALL OTHER                      0           0           0           0           0           0           0           0
FEES(3)
                       ---------------------------------------------------------------------------------------------
TOTAL                  $  90,050   $  21,833   $       0   $  61,000   $  92,075   $  30,170   $       0   $  50,540
                       =============================================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended August 31, 2004, $35,000 was billed by D&T, the principal accountant for certain of the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management's assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series' respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL
YEARS                         8/31/03                 9/30/03                 8/31/04                 9/30/04
ENDED                     PWC         D&T        PWC          D&T         PWC         D&T         PWC         D&T
--------------------------------------------------------------------------------------------------------------------
REGISTRANT(1)          $  27,350   $  10,400   $       0   $  28,400   $  28,025   $  10,600   $       0   $  17,700

EATON VANCE(2)         $       0   $ 435,295   $       0   $ 448,295   $   4,490   $ 291,084   $   4,490   $ 298,084


(1)  Includes all of the Series in the Trust.

(2) Certain of the Series are "feeder" fund in a "master-feeder" fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective "master" funds.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c) (7) (ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Reports to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not required in this filing.

ITEM 9.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 9, 2004, the Governance Committee of the Board of Trustees formalized the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE GROWTH TRUST

By:     /s/ Thomas E. Faust Jr.
       ----------------------------------------
       Thomas E. Faust Jr.
       President


Date:  October 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ James L. O'Connor
       ----------------------------------------
       James L. O'Connor
       Treasurer


Date: October 19, 2004


By:    /s/ Thomas E. Faust Jr.
       ----------------------------------------
       Thomas E. Faust Jr.
       President


Date: October 19, 2004